                        PRELIMINARY -- SUBJECT TO CHANGE

-------------------------------------------------------------------------------

                       CITIGROUP COMMERCIAL MORTGAGE TRUST

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-C3

      CLASSES A-1, A-2, A-SB, A-3, A-4, A-1A, A-MFL, A-MFX, A-J, B, C AND D
                          $1,318,565,000 (APPROXIMATE)

                               ----------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                -----------------

                      CITIGROUP GLOBAL MARKETS REALTY CORP.
                          IXIS REAL ESTATE CAPITAL INC.

                              MORTGAGE LOAN SELLERS

                                 JUNE 3, 2005

[CITIGROUP LOGO OMITTED]                                    [IXIS LOGO OMITTED]

[DEUTSCHE BANK LOGO OMITTED]                 [WACHOVIA SECURITIES LOGO OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

This Term Sheet is furnished to prospective investors on a confidential basis solely for the purposes of evaluation the securities described herein. The information contained herein may not be reproduced or used in whole or in part for any other purposes. Information contained in this material is current as of the date appearing on this material only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. No underwriter makes any representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. Each underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof
(including options).

This material is furnished to you by one of the underwriters listed above, and not by the issuer of the securities. None of the underwriters listed above is acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.
-------------------------------------------------------------------------------

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------

Top Ten Mortgage Loan Summaries

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                     Page 2

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                               CONTACT INFORMATION
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
                                         PHONE              FAX                     EMAIL
-------------------------------------------------------------------------------------------------------------

 CITIGROUP GLOBAL MARKETS, INC.
-------------------------------
  TRADING/DISTRIBUTION
  --------------------
  Paul Vanderslice                  (212) 723-6156     (212) 723-8599     paul.t.vanderslice@citigroup.com
  John Caputo                       (212) 723-6156     (212) 723-8599     john.caputo@citigroup.com
  Jeff Lewis                        (212) 723-6156     (212) 723-8599     jeff.lewis@citigroup.com
  Warren Geiger                     (212) 723-6156     (212) 723-8599     warren.geiger@citigroup.com

  STRUCTURING
  -----------
  Sunil Gangwani                    (212) 816-7679     (212) 816-8299     sunil.gangwani@citigroup.com

  FINANCE
  -------
  Angela Vleck                      (212) 816-8087     (212) 816-8307     angela.j.vleck@citigroup.com
  Elsie Mao                         (212) 816-1299     (212) 816-8307     elsie.mao@citigroup.com
  Teresa Zien                       (212) 816-3004     (212) 816-8299     teresa.zien@citigroup.com
  Alexis Block                      (212) 816-6922     (212) 816-8306     alexis.block@citigroup.com

 IXIS REAL ESTATE CAPITAL INC.
------------------------------
  TRADING/DISTRIBUTION
  --------------------
  Greg Murphy                       (212) 891-6282     (212) 891-3454     g.murphy@ixiscm.com
  Steve Gerstung                    (212) 891-5706     (212) 891-3359     s.gerstung@ixiscm.com
  Sylvain Jousseaume                (212) 891-6213     (212) 891-5777     s.jousseaume@ixiscm.com
  Justin Ng                         (212) 891-5703     (212) 891-5777     j.ng@ixiscm.com

  FINANCE
  -------
  Barry Funt                        (212) 891-1836     (212) 891-3411     b.funt@ixiscm.com
  Scott Douglass                    (212) 891-5705     (212) 891-3411     s.douglass@ixiscm.com
  Mike Lipson                       (212) 891-5733     (212) 891-3372     m.lipson@ixiscm.com
  Jonathan Chassin                  (212) 891-5731     (646) 282-2366     j.chassin@ixiscm.com

 DEUTSCHE BANK
--------------
  Scott Waynebern                   (212) 250-5149     (212) 797-5630     scott.wynebern@db.com
  Heath Forusz                      (212) 250-5149     (212) 797-5630     heath.forusz@db.com

 WACHOVIA CAPITAL MARKETS, LLC
------------------------------
  TRADING/DISTRIBUTION
  --------------------
  Scott Fuller                      (704) 715-8440     (704) 383-7895     scott.fuller@wachovia.com
  Bill White                        (704) 715-8440     (704) 383-7895     will.white@wachovia.com
  Chris Campbell                    (704) 715-8440     (704) 383-7895     chris.campbell@wachovia.com

  SYNDICATE
  ---------
  Mark Adamson                      (704) 715-7008                        mark.adamson@wachovia.com
-------------------------------------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                     Page 3

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2005-C3

--------------------------------------------------------------------------------
                              TRANSACTION OVERVIEW
-------------------------------------------------------------------------------



STRUCTURE:                         Senior/Subordinate, Sequential Pay Pass-Through Certificates

OFFERED CLASSES:                   Classes A-1, A-2, A-SB, A-3, A-4, A-1A, A-MFL, A-MFX, A-J, B, C and D

LEAD MANAGERS:                     Citigroup Global Markets Inc.

CO-MANAGERS:                       IXIS Securities North America Inc., Deutsche Bank Securities Inc. and Wachovia
                                   Capital Markets, LLC.

MORTGAGE LOAN SELLERS:             Citigroup Global Markets Realty Corp. (96 loans, 75.8% of the initial mortgage pool balance)
                                   IXIS Real Estate Capital Inc. (28 loans, 24.2% of the initial mortgage pool balance)

MASTER SERVICER:                   Wachovia Bank, National Association

SPECIAL SERVICER:                  Allied Capital Corporation*, a Maryland Corporation

TRUSTEE:                           LaSalle Bank National Association

RATING AGENCIES:                   Moody's Investors Service ("Moody's"), and Standard and Poor's Ratings Services, a
                                   division of The McGraw-Hill Companies, Inc. ("S&P").

SWAP COUNTERPARTY FOR
 CLASS A-MFL:                      Citibank, N.A.

CUT-OFF DATE:                      With respect to each mortgage loan, the related due date of such mortgage loan in
                                   June 2005.

EXPECTED SETTLEMENT DATE:          On or about June 29, 2005.

DETERMINATION DATE:                The eleventh calendar day of the month, or, if not a business day, the next succeeding business day, beginning in July 2005.

DISTRIBUTION DATE:                 The fourth business day following the related Determination Date.

DAY COUNT:                         30 / 360 (or, in the case of Class A-MFL, for so long as the swap agreement is in effect and there is no continuing payment default thereunder, actual / 360).

RATED FINAL DISTRIBUTION DATE:     Distribution Date in May 2043

ERISA ELIGIBILITY:                 Classes A-1, A-2, A-SB, A-3, A-4, A-1A, A-MFL, A-MFX, A-J, B, C and D are expected to be ERISA-eligible under lead manager's exemption.

SMMEA ELIGIBILITY:                 The offered certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

TAX TREATMENT:                     REMIC (except Class A-MFL will evidence undivided interests in a grantor trust, the primary assets of which consist of a REMIC regular interest and a swap agreement)

SETTLEMENT TERMS:                  DTC same day funds, with accrued interest (except for Class A-MFL Certificates).

MINIMUM DENOMINATION:              $10,000 for all Offered Certificates.

CLEAN-UP CALL:                     1%


*     Allied Capital Corporation ("Allied") has signed an agreement with
      CWCapital Investments, LLC ("CWC") to transfer all of Allied's special servicing rights and obligations for all transactions for which it is special servicer to CWC, an affiliate of CWC or such other entity as CWC may designate.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                     Page 4

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                              CERTIFICATES OVERVIEW
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                               EXPECTED INITIAL      APPROX. %
                                  AGGREGATE         OF INITIAL
                              PRINCIPAL BALANCE      MORTGAGE
                                 OR NOTIONAL           POOL
     CLASS     RATINGS(2)           AMOUNT          BALANCE(8)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 OFFERED CERTIFICATES:
--------------------------------------------------------------------------------
     A-1       AAA/Aaa        $     75,811,000          5.28%
     A-2       AAA/Aaa        $    164,149,000         11.44%
    A-SB       AAA/Aaa        $     92,945,000          6.48%
     A-3       AAA/Aaa        $     52,867,000          3.68%
     A-4       AAA/Aaa        $    329,125,000         22.93%
    A-1A       AAA/Aaa        $    289,724,000         20.19%
  A-MFL(1)     AAA/Aaa        $     75,000,000          5.23%
    A-MFX      AAA/Aaa        $     68,517,000          4.77%
     A-J       AAA/Aaa        $    102,256,000          7.12%
      B         AA/Aa2        $     30,497,000          2.12%
      C        AA-/Aa3        $     16,146,000          1.13%
      D          A/A2         $     21,528,000          1.50%

--------------------------------------------------------------------------------
 NON-OFFERED CERTIFICATES(6):
--------------------------------------------------------------------------------
     XC        AAA/Aaa        $  1,435,172,920(3)        NAP
     XP        AAA/Aaa        $  1,378,553,000(3)        NAP
      E         A-/A3         $     17,939,000          1.25%
      F       BBB+/Baa1       $     19,734,000          1.38%
      G        BBB/Baa2       $     14,352,000          1.00%
      H       BBB-/Baa3       $     12,557,000          0.87%
      J        BB+/Ba1        $      5,382,000          0.38%
      K         BB/Ba2        $      7,176,000          0.50%
      L        BB-/Ba3        $      5,382,000          0.38%
      M         B+/B1         $      5,382,000          0.38%
      N          B/B2         $      3,588,000          0.25%
      O         B-/B3         $      2,870,000          0.20%
      P         NR/NR         $     22,245,920          1.55%

   CP-1(7)     BBB/Baa1       $      2,760,000           NAP
   CP-2(7)    BBB-/Baa2       $      6,440,000           NAP
   CP-3(7)     BB+/Baa3       $      6,600,000           NAP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      APPROX.
                APPROX. % OF      PASS-THROUGH      WEIGHTED
              INITIAL CREDIT         RATE         AVERAGE LIFE    PRINCIPAL PAYMENT
     CLASS      SUPPORT(8)      DESCRIPTION(4)     (YEARS)(5)        WINDOW(5)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 OFFERED CERTIFICATES:
--------------------------------------------------------------------------------
     A-1           30.000%                             2.98        07/05 - 01/10
     A-2           30.000%                             4.62        01/10 - 05/10
    A-SB           30.000%                             6.97        05/10 - 10/14
     A-3           30.000%                             6.52        11/11 - 02/12
     A-4           30.000%                             9.51        10/14 - 03/15
    A-1A           30.000%                             6.69        07/05 - 03/15
  A-MFL(1)         20.000%        LIBOR + %            9.73        03/15 - 04/15
    A-MFX          20.000%                             9.73        03/15 - 04/15
     A-J           12.875%                             9.79        04/15 - 04/15
      B            10.750%                             9.79        04/15 - 04/15
      C             9.625%                             9.79        04/15 - 04/15
      D             8.125%                             9.79        04/15 - 04/15
--------------------------------------------------------------------------------
 NON-OFFERED CERTIFICATES(6):
--------------------------------------------------------------------------------
     XC              NAP         Variable IO            NAP             NAP
     XP              NAP         Variable IO            NAP             NAP
      E             6.875%                             9.82        04/15 - 05/15
      F             5.500%                             9.88        05/15 - 05/15
      G             4.500%                             9.88        05/15 - 05/15
      H             3.625%                             9.88        05/15 - 05/15
      J             3.250%      Fixed/WAC Cap          9.88        05/15 - 05/15
      K             2.750%      Fixed/WAC Cap          9.88        05/15 - 05/15
      L             2.375%      Fixed/WAC Cap          9.88        05/15 - 05/15
      M             2.000%      Fixed/WAC Cap          9.88        05/15 - 05/15
      N             1.750%      Fixed/WAC Cap          9.88        05/15 - 05/15
      O             1.550%      Fixed/WAC Cap          9.88        05/15 - 05/15
      P              NAP        Fixed/WAC Cap         11.79        05/15 - 04/25

   CP-1(7)           NAP      Loan-Specific(9)         4.38        07/05 - 01/10
   CP-2(7)           NAP      Loan-Specific(9)         4.38        07/05 - 01/10
   CP-3(7)           NAP      Loan-Specific(9)         4.38        07/05 - 01/10
--------------------------------------------------------------------------------


(1)   The assets of the trust fund will include an interest rate swap agreement with Citibank, N.A. relating to Class A-MFL.
(2)   Ratings shown are those of S&P and Moody's, respectively. Ratings on
      Class A-MFL will not address the payment of interest thereon in excess of the fixed, WAC or WAC Cap pass-through rate payable thereon without regard to the related interest rate swap agreement.
(3)   Notional amount. The Class XC and XP certificates will not have principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of interest accrued on the respective notional amounts as described in the prospectus supplement.
(4)   The pass-through rate for various classes shown in the table (other than
      Classes XC, XP, A-MFL CP-1, CP-2 and CP-3) will equal any of (i) a fixed rate ("Fixed"), (ii) the weighted average of certain net mortgage rates on the mortgage loans ("WAC") and (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans ("WAC Cap"). Classes XC and XP will each have a variable pass-through rate equal to the weighted average of certain interest strip rates. The pass-through rate for Class A-MFL will be based on LIBOR plus a specified percentage; provided that interest payments made under the swap contract are subject to reduction as described in the prospectus supplement. The initial LIBOR rate will be determined on June
       , 2005 and subsequent LIBOR rates will be determined two LIBOR business days before the start of each Class A-MFL interest accrual period. Under circumstances described in the prospectus supplement, the pass-through rate for Class A-MFL may convert to rate described herein in clauses 4.i,
      4.ii and 4.iii.
(5)   Calculated based upon the assumption that the borrower will: a) not prepay the loan prior to the stated maturity except as described, b) if applicable, pay the loan in full on any anticipated repayment date, c)
      make all payments in a timely fashion, and d) not receive a balloon extension. Also, based on the assumption that there is: x) no cleanup call, and y) no loan repurchase.
(6)   Not offered by the prospectus supplement or this term sheet.
(7)   The Class CP-1, CP-2 and CP-3 certificates will represent interests solely in the mortgage loan that is secured by the mortgaged real property identified as Carolina Place (the "Carolina Place Loan"). The
      portion of the Carolina Place Loan that is represented by the Class CP-1,
      CP-2 and CP-3 certificates is considered the non-pooled portion of that mortgage loan. The remaining portion of the Carolina Place Loan, which is the pooled portion of that mortgage loan, will be pooled with the other mortgage loans in the trust fund to back the other classes of certificates, including the offered certificates.
(8)   The approximate percentage of the initial mortgage pool balance, and the approximate percentage of initial credit support, of any class shown on the table above does not take into account the total principal balances of, or the portion of the Carolina Place Loan (that is, the non-pooled portion thereof) represented by, the class CP-1, CP-2 and CP-3 certificates.
(9)   Based on net mortgage interest rate of Carolina Place Loan or, in some cases, its 30/360 equivalent.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                     Page 5

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                             STRUCTURE SCHEMATIC(1)
-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                             Class XC, XP (2)(3)

                    ----------------------------------------
     Class A-1            AAA/Aaa                                $75,811,000
                           5.28%
                    ----------------------------------------

                    ----------------------------------------
     Class A-2            AAA/Aaa                               $164,149,000
                           11.44%
                    ----------------------------------------

                    ----------------------------------------
     Class A-SB           AAA/Aaa                                $92,945,000
                           6.48%
                    ----------------------------------------

                    ----------------------------------------
     Class A-3            AAA/Aaa                                $52,867,000
                           3.68%
                    ----------------------------------------

     Class A-4           AAA/Aaa                                $329,125,000
                          22.93%
                    ----------------------------------------

                    ----------------------------------------
     Class A-1A          AAA/Aaa                                $289,724,000
                          20.19%
                    ----------------------------------------

                    ----------------------------------------
     Class A-MFL         AAA/Aaa                                 $75,000,000
                           5.23%
                    ----------------------------------------

                    ----------------------------------------
     Class A-MFX        AAA/Aaa                                  $68,517,000
                           4.77%
                    ----------------------------------------

                    ----------------------------------------
     Class A-J          AAA/Aaa                                 $102,256,000
                           7.12%
                    ----------------------------------------

                    ----------------------------------------
     Class B            AA/Aa2                                   $30,497,000
                           2.12%
                    ----------------------------------------

                    ----------------------------------------
     Class C            AA-/Aa3                                  $16,146,000
                           1.13%
                    ----------------------------------------

                    ----------------------------------------
     Class D            A/A2                                     $21,528,000
                           1.50%
                    ----------------------------------------

                    ----------------------------------------
     Class E(2)         A-/A3                                     $17,939,000
                           1.25%
                    ----------------------------------------

                    ----------------------------------------
     Class F(2)        BBB+/Baa                                   $19,734,000
                           1.38%
                    ----------------------------------------

                    ----------------------------------------
     Class G(2)        BBB/Baa2                                   $14,352,000
                           1.00%
                    ----------------------------------------

                    ----------------------------------------
     Class H(2)        BBB-/Baa3                                  $12,557,000
                           0.87%
                    ----------------------------------------

                    ----------------------------------------
     Class J(2)         BB+/Ba1                                    $5,382,000
                           0.38%
                    ----------------------------------------

                    ----------------------------------------
     Class K(2)          BB/Ba2                                    $7,176,000
                           0.50%
                    ----------------------------------------

                    ----------------------------------------
     Class L(2)          BB-/Ba3                                   $5,382,000
                           0.38%
                    ----------------------------------------

                    ----------------------------------------
     Class M(2)           B+/B1                                    $5,382,000
                           0.38%
                    ----------------------------------------

                    ----------------------------------------
     Class N(2)            B/B2                                    $3,588,000
                           0.25%
                    ----------------------------------------

                    ----------------------------------------
     Class O(2)           B-/B3                                    $2,870,000
                           0.20%
                    ----------------------------------------

                    ----------------------------------------
     Class P(2)           NR/NR                                   $22,245,920
                           1.55%
                    ----------------------------------------

(1)   Classes are not drawn to scale. Percentages are approximate percentages of the Initial Mortgage Pool Balance as of the Cut-off Date. Excludes
      Classes CP-1, CP-2, and CP-3.
(2)   Not offered hereby. Will be offered and sold privately pursuant to Rule
      144A or other exemption from registration under the Securities Act of
      1933.
(3)   Classes XC and XP shown collectively. Strip rate with respect to the
      Class A-MFL Certificates is based upon the fixed, WAC, or WAC Cap pass-through rate that would be payable thereon without regard to the related interest rate swap agreement. See prospectus supplement for more information.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                     Page 6

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2005-C3

--------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW
-------------------------------------------------------------------------------

MORTGAGE POOL:           The "Mortgage Pool" consists of 124 mortgage loans (the
                         "Mortgage Loans") with an aggregate balance as of the
                         Cut-off Date of $1,435,172,921 (the "Initial Mortgage
                         Pool Balance"), subject to a variance of plus or minus
                         5%. The Mortgage Loans are secured by 127 properties
                         (the "Mortgaged Properties") located throughout 28
                         states. The Mortgage Pool will be deemed to consist of
                         2 loan groups ("Loan Group 1" and "Loan Group 2",
                         respectively, and, each, a "Loan Group"). Loan Group 1
                         will consist of (i) all of the Mortgage Loans that are
                         not secured by Mortgaged Properties that are
                         multifamily and/or manufactured housing properties and
                         (ii) 3 Mortgage Loans that are secured by Mortgaged
                         Properties that are multifamily properties. Loan Group
                         1 is expected to consist of 94 Mortgage Loans, with an
                         aggregate principal balance as of the Cut-off Date of
                         approximately $1,145,448,916 (the "Initial Loan Group 1
                         Balance"). Loan Group 2 will consist of 30 Mortgage
                         Loans that are secured by Mortgaged Properties that are
                         multifamily and/or manufactured housing properties,
                         with an aggregate principal balance as of the Cut-off
                         Date of approximately $289,724,005 (the "Initial Loan
                         Group 2 Balance"). In general, the information in this
                         term sheet excludes the non-pooled portion of the
                         Carolina Place Loan from the Mortgage Pool and Loan
                         Group 1.

PRINCIPAL PAYMENTS:      In general, principal from Loan Group 1 will be
                         distributed on each Distribution Date to Class A-SB
                         (until its balance reaches a scheduled balance), and
                         then to Class A-1, A-2, A-3, A-SB and A-4 Certificates,
                         in each case until retired. Generally, principal from
                         Loan Group 2 will be distributed on each Distribution
                         Date to the Class A-1A Certificates. However, the Class
                         A-SB, A-1, A-2, A-3 and A-4 Certificateholders will be
                         entitled to receive distributions of principal from
                         Loan Group 2, in the order contemplated by the second
                         preceding sentence, after the total principal balance
                         of the Class A-1A Certificates has been reduced to
                         zero; and Class A-1A Certificateholders will be
                         entitled to receive distributions of principal from
                         Loan Group 1 after the total principal balance of the
                         Class A-SB, A-1, A-2, A-3 and A-4 Certificates has been
                         reduced to zero. Class A-MFL and A-MFX Certificates
                         will be entitled to receive distributions of principal
                         on a pro rata basis after the total principal balance
                         of the Class A-1, A-2, A-3, A-SB, A-4 and A-1A
                         Certificates has been reduced to zero. Thereafter,
                         principal will be allocated sequentially (by
                         alphabetical order of class designation) starting with
                         Class A-J and ending in Class P, in each case until
                         retired.

INTEREST PAYMENTS:       Class XC and XP Certificates will collectively accrue
                         interest on the total principal balance of the Class
                         A-1 through P Certificates at a rate generally equal to
                         the excess, if any, of the weighted average net coupon
                         for the Mortgage Loans over the weighted average
                         pass-through rate for the Class A-1 through P
                         Certificates (except that for this purpose, Class A-MFL
                         will be deemed to bear interest at the fixed/WAC/WAC
                         Cap pass-through rate that would be payable thereon
                         without regard to the related interest rate swap
                         agreement). The prospectus supplement describes the
                         notional amounts on which, and the pass-through rates
                         at which, the Class XC and XP Certificates will
                         individually accrue interest. Class XC and XP
                         Certificates will receive interest payments of pro rata
                         (based on interest entitlements) with interest on the
                         Class A-1, A-2, A-SB, A-3, A-4 and A-1A Certificates
                         each month, except that interest payments on the Class
                         A-1, A-2, A-SB, A-3 and A-4 Certificates are generally
                         to be made out of collections and advances on Loan
                         Group 1 and interest payments on the Class A-1A
                         Certificates are generally to be made out of
                         collections and advances on Loan Group 2. Interest
                         payments with respect to the Class A-MFL certificates
                         will be subject to reduction if the net WAC of the
                         mortgage pool declines below the fixed rate per annum
                         at which interest is payable by the trust to the swap
                         counterparty.

INTEREST SHORTFALLS:     The Master Servicer will cover prepayment interest
                         shortfalls on any mortgage loan, up to the portion of
                         the Master Servicing Fees for that loan for the current
                         period accrued at 0.02% per annum and any investment
                         income earned on the subject principal prepayment after
                         receipt by the trust. Net prepayment interest
                         shortfalls will be allocated pro rata generally based
                         on interest entitlements with respect to each of the
                         interest-bearing certificate classes (exclusive of
                         Classes CP-1, CP-2 and CP-3). Notwithstanding the
                         foregoing, Classes CP-1, CP-2 and CP-3 will bear a
                         proportionate share of any such net prepayment interest
                         shortfalls with respect to the Carolina Place Loan
                         (based on the balance of those classes relative to the
                         pooled portion of the Carolina Place Loan).

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                     Page 7

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2005-C3

--------------------------------------------------------------------------------
                               STRUCTURE OVERVIEW
-------------------------------------------------------------------------------

LOSS ALLOCATION:       Losses will be allocated to each Class of Certificates
                       (exclusive of Classes CP-1, CP-2 and CP-3) in reverse
                       alphabetical order of class designation, starting with
                       Class P through and including Class A-J, and then to
                       the Class A-MFL and A-MFX Certificates pro rata. Any
                       remaining losses will be allocated to Classes A-SB,
                       A-1, A-2, A-3, A-4 and A-1A Certificates on a pro rata
                       basis. Notwithstanding the foregoing, Classes CP-3,
                       CP-2 and CP-1, in that order, will bear, before any
                       other class of certificates, losses on the Carolina
                       Place Loan.

PREPAYMENT PREMIUMS    Prepayment premiums, if any, collected with respect to
                       each Loan Group will be allocated between the
                       respective classes of Investment Grade P&I Certificates
                       (i.e. Class A-1, A-2, A-SB, A-3, A-4, A-1A, A-MFL,
                       A-MFX, A-J, B, C, D, E, F, G and H Certificates) then
                       entitled to principal distributions with respect to
                       such Loan Group and the Class XC Certificates as
                       follows:

                       A percentage of all prepayment premiums (either fixed
                       prepayment premiums or yield maintenance amount)
                       collected with respect to each Loan Group will be
                       allocated to each class of the Investment Grade P&I
                       Certificates then entitled to principal distributions
                       with respect to such Loan Group, which percentage will
                       be equal to the product of (a) the percentage of the
                       principal distribution amount with respect to the
                       relevant Loan Group that such Class receives, and (b) a
                       fraction (expressed as a percentage which can be no
                       greater than 100% nor less than 0%), the numerator of
                       which is the excess, if any, of the pass-through rate
                       of such Class of the Investment Grade P&I Certificates
                       currently receiving principal (or, in the case of the
                       A-MFL Class, the fixed/WAC/WAC Cap pass-through rate
                       that would be payable thereon without regard to the
                       related interest rate swap agreement) over the relevant
                       discount rate, and the denominator of which is the
                       excess, if any, of the mortgage rate of the related
                       Mortgage Loan over the discount rate. HOWEVER, AS LONG
                       AS THE SWAP AGREEMENT IS IN EFFECT AND THERE IS NO
                       CONTINUING PAYMENT DEFAULT THEREUNDER, ANY PREPAYMENT
                       PREMIUM ALLOCABLE TO THE A-MFL CLASS WILL BE PAYABLE TO
                       THE SWAP COUNTERPARTY.

                       The remaining percentage of the prepayment premiums
                       will be allocated to the Class XC Certificates. In
                       general, this formula provides for an increase in the
                       percentage of prepayment premiums allocated to the
                       Investment Grade P&I Certificates then entitled to
                       principal distributions relative to the Class XC
                       Certificates as discount rates decrease and a decrease
                       in the percentage allocated to such Classes as discount
                       rates rise.

                       Allocation of Prepayment Premiums Example: Assumes
                       prepayment received on Mortgage Loan in Loan Group 1,
                       100% of the principal distributions with respect to Loan
                       Group 1 are paid in Class A-1 and Class A-1 bears a 7%
                       per annum pass-through rate.
                       ----------------------------

                       Assumptions:
                         Mortgage Rate =        9%
                         Class A-1 Rate =       7%
                         Discount Rate =        6%

                       Class A-1 Allocation =   7% - 6% = 33 1/3%
                                                -------
                                                9% - 6%

                       Class XC Allocation  =   Remaining premiums = 66 2/3%
                                                thereof

                                            =   100% - Allocation to Investment
                                                Grade P&I Certificates

                                            =   66 2/3%

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                     Page 8

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2005-C3

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                     Page 9

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                     MORTGAGE POOL CHARACTERISTICS (4)(5)(6)
-------------------------------------------------------------------------------



SUMMARY OF COLLATERAL CHARACTERISTICS                        ALL MORTGAGE LOANS     LOAN GROUP 1          LOAN GROUP 2
----------------------------------------------------------   --------------------   -------------------   -----------------

Initial Mortgage Pool/Loan Group Balance                     $1,435,172,921         $1,145,448,916        $289,724,005
Number of Mortgage Loans                                     124                    94                    30
Number of Properties                                         127                    97                    30

Average Mortgage Loan Cut-off Date Balance                   $11,573,975            $12,185,627           $9,657,467
Minimum Mortgage Loan Cut-off Date Balance                   $818,673               $818,673              $1,386,000
Maximum Mortgage Loan Cut-off Date Balance                   $114,200,000           $114,200,000          $21,600,000

Weighted Average Mortgage Rate                               5.349%                 5.373%                5.253%
Minimum Mortgage Rate                                        4.598%                 4.598%                4.780%
Maximum Mortgage Rate                                        6.210%                 6.210%                5.655%

Weighted Average U/W NCF DSCR(1)                             1.38 x                 1.40 x                1.29 x
Minimum U/W NCF DSCR(1)                                      1.13 x                 1.13 x                1.16 x
Maximum U/W NCF DSCR(1)                                      2.99 x                 2.99 x                1.43 x

Weighted Average Cut-off Date LTV Ratio(2)                   70.71%                 70.18%                72.79%
Minimum Cut-off Date LTV Ratio(2)                            32.28%                 32.28%                62.90%
Maximum Cut-off Date LTV Ratio(2)                            80.03%                 80.03%                80.00%

Weighted Average Original Term to Scheduled Maturity/ARD     105 months             109 months            91 months
Minimum Original Term to Scheduled Maturity/ARD              55 months              55 months             60 months
Maximum Original Term to Scheduled Maturity/ARD              240 months             240 months            120 months

Weighted Average Remaining Term to Scheduled
 Maturity/ARD                                                101 months             105 months            85 months
Minimum Remaining Term to Scheduled Maturity/ARD             49 months              55 months             49 months
Maximum Remaining Term to Scheduled Maturity/ARD             238 months             238 months            120 months

Weighted Average Remaining Amortization Term(3)              345 months             342 months            356 months
Minimum Remaining Amortization Term(3)                       176 months             176 months            237 months
Maximum Remaining Amortization Term(3)                       360 months             360 months            360 months

Weighted Average Mortgage Loan Seasoning                     4 months               3 months              5 months
Minimum Mortgage Loan Seasoning                              0 months               0 months              0 months
Maximum Mortgage Loan Seasoning                              11 months              8 months              11 months


(1)   With respect to seven Mortgage Loans (Daniel Burnham Court Loan, Sierra
      Sun Apartments Loan, South Park Lofts Loan, Mount Kisco Commons Loan,
      Arbors at Centennial Park Loan, Yale New Haven Medical Center Loan and
      Corner House Lofts Loan), the U/W NCF DSCR was calculated based upon: (a)
      reamortized debt service payments that would be in effect if the subject
      Mortgage Loan is reduced by a related cash holdback; and/or (b) various assumptions regarding the financial performance of the related Mortgage
      Property that are consistent with the release of the subject cash holdback.
(2)   The Cut-off Date LTV Ratio for the Sierra Sun Apartments Loan has been calculated based upon the reduction of the relevant principal balance of the subject Mortgage Loan by the amount of a related cash holdback.
(3)   The Remaining Amortization Terms were presented without regard to interest only loans.
(4)   Weighted averages are calculated according to the cut-off date principal balances of the individual Mortgage Loans or allocated principal balances of the Mortgaged Properties, as applicable, as a percentage of the
      Initial Mortgage Pool Balance, the Initial Loan Group 1 Balance or the
      Initial Loan Group 2 Balance, as applicable.
(5)   ARD means anticipated repayment date.
(6)   All statistical information in this Mortgage Pool Characteristics section reflects the Carolina Place mortgage loan, exclusive of the non-pooled portion thereof represented by the class CP-1, CP-2 and CP-3 certificates, including the Initial Mortgage Pool Balance and the Initial
      Loan Group 1 Balance, as well as all principal balance, debt service coverage and loan-to-value information.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 10

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2005-C3

--------------------------------------------------------------------------------
               MORTGAGE POOL CHARACTERISTICS -- ALL MORTGAGE LOANS
-------------------------------------------------------------------------------

PROPERTY TYPE



--------------------------------------------------------------------------------------------------------------------
                                                   AGGREGATE         % OF INITIAL                       WTD. AVG.
                                 NUMBER OF       CUT-OFF DATE         MORTGAGE          WTD. AVG.     CUT-OFF DATE
       PROPERTY TYPE            MORTGAGED         PRINCIPAL             POOL            U/W NCF       LOAN-TO-VALUE
          SUBTYPE               PROPERTIES         BALANCE             BALANCE            DSCR            RATIO
--------------------------------------------------------------------------------------------------------------------

 Retail                             57         $  635,041,755            44.2%            1.44x           68.39%
  Anchored                          24            263,852,562            18.4             1.29            73.55
  Regional Mall                      5            208,222,951            14.5             1.72            57.56
  Unanchored                         8             77,452,491             5.4             1.38            71.98
  Anchored, Single Tenant           15             56,564,911             3.9             1.24            76.93
  Shadow Anchored                    4             20,076,441             1.4             1.29            72.66
  Factory Outlet Center              1              8,872,398             0.6             1.27            73.94
 Office                             22            384,159,243            26.8             1.34            73.27
  Suburban                          14            203,313,875            14.2             1.40            71.67
  CBD                                4             90,455,369             6.3             1.27            71.53
  Flex                               1             51,200,000             3.6             1.28            80.00
  Medical Office                     3             39,190,000             2.7             1.24            76.81
 Multifamily                        32            303,474,668            21.1             1.29            72.62
  Conventional                      26            209,474,668            14.6             1.27            75.74
  Student Housing                    6             94,000,000             6.5             1.35            65.68
 Industrial                          8             52,643,218             3.7             1.30            72.03
 Self Storage                        4             28,383,952             2.0             1.52            74.89
 Manufactured Housing                1             10,250,000             0.7             1.26            69.73
 Mixed Use                           1              8,744,707             0.6             1.35            72.87
 Other                               1              8,375,378             0.6             1.54            54.74
 Land                                1              4,100,000             0.3             2.99            32.28
--------------------------------------------------------------------------------------------------------------------
 TOTAL / WTD. AVG.                 127         $1,435,172,921           100.0%            1.38x           70.71%
====================================================================================================================


GEOGRAPHIC DISTRIBUTION



--------------------------------------------------------------------------------------------------------------------
                                                   AGGREGATE        % OF INITIAL                        WTD. AVG.
                                 NUMBER OF       CUT-OFF DATE         MORTGAGE          WTD. AVG.     CUT-OFF DATE
                                MORTGAGED         PRINCIPAL             POOL            U/W NCF       LOAN-TO-VALUE
        STATE/REGION            PROPERTIES         BALANCE             BALANCE            DSCR            RATIO
--------------------------------------------------------------------------------------------------------------------

 California                         23         $  234,088,645            16.3%            1.35x           72.18%
  Southern California (1)           16            169,088,839            11.8             1.37            72.39
  Northern California (1)            7             64,999,807             4.5             1.29            71.64
 Texas                              26            181,537,395            12.6             1.28            76.31
 North Carolina                      5            167,756,153            11.7             1.76            57.58
 Maryland                            5            154,658,475            10.8             1.38            69.00
 Florida                             6             65,399,435             4.6             1.31            71.70
 New York                           10             61,809,839             4.3             1.31            72.42
 New Jersey                          1             53,000,000             3.7             1.63            74.13
 Washington                          4             46,680,000             3.3             1.25            71.72
 Michigan                            4             41,514,879             2.9             1.27            68.67
 Massachusetts                       3             41,250,000             2.9             1.18            71.74
 Other                              40            387,478,100            27.0             1.32            72.64
--------------------------------------------------------------------------------------------------------------------
 TOTAL / WTD. AVG.                 127         $1,435,172,921           100.0%            1.38x           70.71%
====================================================================================================================


INITIAL MORTGAGE POOL PREPAYMENT RESTRICTION COMPOSITION OVER TIME(2)



------------------------------------------------------------------------------------------
                                            MONTHS FOLLOWING CUT-OFF DATE
     PREPAYMENT RESTRICTION         0           12          24          36          48
------------------------------------------------------------------------------------------

 Remaining Pool Balance(3)       100.00%      99.25%      98.28%      97.07%      95.65%
 Locked/Defeasance                98.68       98.72       98.43       94.44       88.05
  Locked                          98.68       98.72       98.43        0.48        0.00
  Defeasance                       0.00        0.00        0.00       93.96       88.05
 Yield Maintenance (all)           1.32        1.28        1.57        5.28        5.72
  Yield Maintenance                1.32        1.28        1.24        1.53        1.49
  Grtr4%UPBor2%UPB+YM              0.00        0.00        0.00        1.64        1.63
  Grtr3%UPBorYM                    0.00        0.00        0.00        0.72        0.72
  Grtr1%UPBorYM                    0.00        0.00        0.33        1.39        1.88
 Open                              0.00        0.00        0.00        0.28        6.23
------------------------------------------------------------------------------------------
 TOTAL                           100.00%     100.00%     100.00%     100.00%     100.00%
==========================================================================================

---------------------------------------------------------------------------------------------------
                                                 MONTHS FOLLOWING CUT-OFF DATE
     PREPAYMENT RESTRICTION        60          72          84          96         108        120
---------------------------------------------------------------------------------------------------

 Remaining Pool Balance(3)       74.00%      71.79%      64.39%      62.95%      61.40%      0.52%
 Locked/Defeasance               95.23       95.25       94.90       94.99       95.09      28.09
  Locked                          0.00        0.00        0.00        0.00        0.00       0.00
  Defeasance                     95.23       95.25       94.90       94.99       95.09      28.09
 Yield Maintenance (all)          4.77        4.75        5.10        5.01        4.91      71.91
  Yield Maintenance               1.83        1.78        1.87        1.78        1.69       0.00
  Grtr4%UPBor2%UPB+YM             0.67        0.66        0.70        0.68        0.66      71.91
  Grtr3%UPBorYM                   0.91        0.93        1.02        1.02        1.03       0.00
  Grtr1%UPBorYM                   1.36        1.38        1.52        1.53        1.54       0.00
 Open                             0.00        0.00        0.00        0.00        0.00       0.00
---------------------------------------------------------------------------------------------------
 TOTAL                          100.00%     100.00%     100.00%     100.00%     100.00%    100.00%
===================================================================================================


(1)   Northern California includes areas with zip codes of 93612 and above, and
      Southern California includes areas with zip codes of 92832 and below.

(2)   All numbers, unless otherwise noted, are as a percentage of the aggregate mortgage pool balance at the specified point in time.

(3)   Remaining aggregate mortgage loan pool balance as a percentage of the
      Initial Mortgage Pool Balance at the specified point in time.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 11

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
               MORTGAGE POOL CHARACTERISTICS -- ALL MORTGAGE LOANS
-------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE



---------------------------------------------------------------------------------------------------------
                                                                                               WTD. AVG.
                                                                                               CUT-OFF
                                                    AGGREGATE      % OF INITIAL                  DATE
                                    NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.   LOAN-TO-
       RANGE OF CUT-OFF DATE        MORTGAGE       PRINCIPAL           POOL         U/W NCF     VALUE
        PRINCIPAL BALANCES            LOANS         BALANCE          BALANCE         DSCR       RATIO
---------------------------------------------------------------------------------------------------------

     (less than)   $2,000,000            3      $    3,166,415          0.2%          1.25x    79.66%
   $2,000,000 to   $2,999,999           10          25,347,424          1.8           1.26     78.39
   $3,000,000 to   $3,999,999            9          33,017,453          2.3           1.27     75.84
   $4,000,000 to   $4,999,999           10          44,128,794          3.1           1.56     69.39
   $5,000,000 to   $5,999,999            8          44,137,433          3.1           1.32     73.10
   $6,000,000 to   $6,999,999           16         105,366,932          7.3           1.32     72.83
   $7,000,000 to   $7,999,999            7          53,411,882          3.7           1.33     72.26
   $8,000,000 to   $8,999,999            8          68,035,388          4.7           1.38     69.37
   $9,000,000 to   $9,999,999            6          56,349,635          3.9           1.26     76.39
  $10,000,000 to  $14,999,999           24         304,454,479         21.2           1.30     72.94
  $15,000,000 to  $19,999,999            8         139,680,369          9.7           1.27     75.22
  $20,000,000 to  $24,999,999            5         109,798,741          7.7           1.45     65.74
  $25,000,000 to  $29,999,999            2          52,000,000          3.6           1.17     71.95
  $30,000,000 to  $44,999,999            5         177,877,977         12.4           1.30     71.07
  $45,000,000 to $114,200,000            3         218,400,000         15.2           1.72     62.15
---------------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.                    124      $1,435,172,921        100.0%          1.38x    70.71%
=========================================================================================================


MORTGAGE RATES



---------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
                                                                                    CUT-OFF
                                       AGGREGATE       % OF INITIAL                   DATE
                        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
        RANGE OF        MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
    MORTGAGE RATES        LOANS         BALANCE          BALANCE         DSCR        RATIO
---------------------------------------------------------------------------------------------

  4.598% to 4.999%          14      $  197,835,986         13.8%          1.70x       58.39%
  5.000% to 5.249%          14         143,846,293         10.0           1.25        72.65
  5.250% to 5.499%          53         695,834,393         48.5           1.34        72.51
  5.500% to 5.749%          34         338,771,941         23.6           1.34        73.63
  5.750% to 5.999%           6          43,303,432          3.0           1.30        72.34
  6.000% to 6.210%           3          15,580,875          1.1           1.38        61.02
---------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        124      $1,435,172,921        100.0%          1.38x       70.71%
=============================================================================================


ORIGINAL TERM TO MATURITY OR ARD



---------------------------------------------------------------------------------------------
                                                                                   WTD. AVG.
                                                                                   CUT-OFF
        RANGE OF                       AGGREGATE      % OF INITIAL                   DATE
    ORIGINAL TERMS      NUMBER OF    CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
   TO MATURITY/ARD      MORTGAGE       PRINCIPAL          POOL         U/W NCF      VALUE
        (MOS)             LOANS         BALANCE         BALANCE         DSCR        RATIO
---------------------------------------------------------------------------------------------

  55 to 119                 28      $  413,449,301        28.8%          1.57x       64.61%
  120                       94       1,010,117,745        70.4           1.30        73.34
  121 to 240                 2          11,605,875         0.8           1.43        59.22
---------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        124      $1,435,172,921       100.0%          1.38x       70.71%
=============================================================================================


REMAINING TERM TO MATURITY OR ARD



---------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
         RANGE OF                                                                   CUT-OFF
       REMAINING                        AGGREGATE      % OF INITIAL                   DATE
       TERMS TO          NUMBER OF    CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
     MATURITY/ ARD       MORTGAGE       PRINCIPAL          POOL         U/W NCF      VALUE
         (MOS)             LOANS         BALANCE         BALANCE         DSCR        RATIO
---------------------------------------------------------------------------------------------

   49 to  59                 13      $  304,306,341        21.2%          1.63x       62.40%
   60 to 119                108       1,102,010,705        76.8           1.31        72.99
  120 to 238                  3          28,855,875         2.0           1.34        71.23
---------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.         124      $1,435,172,921       100.0%          1.38x       70.71%
=============================================================================================


ORIGINAL AMORTIZATION TERM



---------------------------------------------------------------------------------------------
                                                                                   WTD. AVG.
                                                                                   CUT-OFF
        RANGE OF                       AGGREGATE      % OF INITIAL                   DATE
       ORIGINAL         NUMBER OF    CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
     AMORTIZATION       MORTGAGE       PRINCIPAL          POOL         U/W NCF      VALUE
     TERMS (MOS)          LOANS         BALANCE         BALANCE         DSCR        RATIO
---------------------------------------------------------------------------------------------

  Interest Only              4      $   77,990,000         5.4%          1.66x       73.02%
  180 to 240                 7          83,841,301         5.8           1.38        67.00
  241 to 300                 4          40,154,717         2.8           1.46        62.48
  301 to 360               109       1,233,186,904        85.9           1.36        71.08
---------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        124      $1,435,172,921       100.0%          1.38x       70.71%
=============================================================================================


REMAINING AMORTIZATION TERM



---------------------------------------------------------------------------------------------
                                                                                   WTD. AVG.
                                                                                   CUT-OFF
        RANGE OF                       AGGREGATE      % OF INITIAL                   DATE
      REMAINING         NUMBER OF    CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
     AMORTIZATION       MORTGAGE       PRINCIPAL          POOL         U/W NCF      VALUE
     TERMS (MOS)          LOANS         BALANCE         BALANCE         DSCR        RATIO
---------------------------------------------------------------------------------------------

  Interest Only              4      $   77,990,000         5.4%          1.66x       73.02%
  176 to 240                 7          83,841,301         5.8           1.38        67.00
  241 to 300                 4          40,154,717         2.8           1.46        62.48
  301 to 360               109       1,233,186,904        85.9           1.36        71.08
---------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        124      $1,435,172,921       100.0%          1.38x       70.71%
=============================================================================================


MORTGAGE LOAN TYPE



----------------------------------------------------------------------------------------------------------------
                                                                                                      WTD. AVG.
                                       NUMBER         AGGREGATE        % OF INITIAL        WTD.       CUT-OFF
                                        OF          CUT-OFF DATE         MORTGAGE       AVG. U/W     DATE LOAN-
                                     MORTGAGE        PRINCIPAL             POOL            NCF        TO-VALUE
 MORTGAGE LOAN TYPE                    LOANS          BALANCE            BALANCE          DSCR         RATIO
----------------------------------------------------------------------------------------------------------------

  Partial IO/Amortizing Balloon          56       $  701,670,000           48.9%           1.28x        73.56%
  Amortizing Balloon                     59          613,231,153           42.7            1.46         67.07
  Interest Only                           4           77,990,000            5.4            1.66         73.02
  Amortizing ARD                          2           21,175,893            1.5            1.38         75.28
  Fully Amortizing                        2           11,605,875            0.8            1.43         59.22
  Partial IO/Amortizing ARD               1            9,500,000            0.7            1.32         79.83
----------------------------------------------------------------------------------------------------------------
  TOTAL / WTD AVG.                      124       $1,435,172,921          100.0%           1.38x        70.71%
================================================================================================================


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 12

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
               MORTGAGE POOL CHARACTERISTICS -- ALL MORTGAGE LOANS
--------------------------------------------------------------------------------

UNDERWRITTEN NCF DSCR



---------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
                                                                                    CUT-OFF
                                        AGGREGATE      % OF INITIAL                   DATE
                        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
      RANGE OF U/W      MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
       NCF DSCR           LOANS         BALANCE          BALANCE         DSCR        RATIO
---------------------------------------------------------------------------------------------

  1.13x to 1.19x             7      $   75,529,883          5.3%          1.17x       71.86%
  1.20x to 1.24x            34         383,287,602         26.7           1.22        74.95
  1.25x to 1.29x            31         264,503,336         18.4           1.27        76.20
  1.30x to 1.34x            15         141,215,596          9.8           1.32        75.18
  1.35x to 1.39x            10         164,659,508         11.5           1.36        68.99
  1.40x to 1.44x            10         100,866,812          7.0           1.43        70.18
  1.45x to 1.49x             3          12,553,984          0.9           1.48        71.03
  1.50x to 1.99x            13         288,456,199         20.1           1.74        59.25
  2.00x to 2.99x             1           4,100,000          0.3           2.99        32.28
---------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        124      $1,435,172,921        100.0%          1.38x       70.71%
=============================================================================================


PREPAYMENT PROVISION TYPE



--------------------------------------------------------------------------------------------------
                                                                                         WTD. AVG.
                                                                                         CUT-OFF
                                             AGGREGATE      % OF INITIAL                   DATE
                             NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
        PREPAYMENT            MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
      PROVISION TYPE           LOANS         BALANCE          BALANCE         DSCR        RATIO
--------------------------------------------------------------------------------------------------

  LO/Defeasance                 114      $1,347,073,842         93.9%          1.38x       70.65%
  LO/Grtrx%UPBorYM                5          36,651,341          2.6           1.38        75.90
  YM                              2          18,949,962          1.3           1.20        64.04
  LO/YM                           1           8,872,398          0.6           1.27        73.94
  LO/Grtrx%UPBory%UPB+YM          2          23,625,378          1.6           1.32        70.15
--------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.             124      $1,435,172,921        100.0%          1.38x       70.71%
==================================================================================================


CUT-OFF DATE LOAN-TO-VALUE RATIO



----------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
                                                                                    CUT-OFF
                                        AGGREGATE      % OF INITIAL                   DATE
                        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
   RANGE OF CUT-OFF     MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
    DATE LTV RATIO        LOANS         BALANCE          BALANCE         DSCR        RATIO
----------------------------------------------------------------------------------------------

  32.28% to 60.00%           8      $  173,092,843         12.1%          1.88x       50.42%
  60.01% to 65.00%           9         158,155,165         11.0           1.37        63.51
  65.01% to 70.00%          17         223,306,865         15.6           1.35        68.16
  70.01% to 75.00%          31         346,301,158         24.1           1.32        73.12
  75.01% to 80.00%          58         520,791,890         36.3           1.27        78.89
  80.01% to 80.03%           1          13,525,000          0.9           1.28        80.03
----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        124      $1,435,172,921        100.0%          1.38x       70.71%
==============================================================================================


MATURITY DATE OR ARD LOAN-TO-VALUE RATIO



---------------------------------------------------------------------------------------------
                                                                                    WTD. AVG.
                                                                                    CUT-OFF
  RANGE OF MATURITY                     AGGREGATE      % OF INITIAL                   DATE
     DATE OR ARD        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
       LOAN-TO-         MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
     VALUE RATIO          LOANS         BALANCE          BALANCE         DSCR        RATIO
---------------------------------------------------------------------------------------------

   1.37% to 50.00%          10      $  217,779,198         15.2%          1.75x       53.98%
  50.01% to 55.00%           4          58,741,758          4.1           1.46        62.02
  55.01% to 60.00%          17         192,696,480         13.4           1.33        68.63
  60.01% to 65.00%          25         230,949,089         16.1           1.30        70.91
  65.01% to 70.00%          48         457,263,386         31.9           1.27        75.95
  70.01% to 79.12%          20         277,743,010         19.4           1.35        78.31
---------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        124      $1,435,172,921        100.0%          1.38x       70.71%
=============================================================================================


ENCUMBERED INTEREST



------------------------------------------------------------------------------------------------------------
                                                                                                     WTD.
                                                                               WTD.                   AVG.
                                                        % OF                   AVG.        WTD.     CUT-OFF
                         NUMBER        AGGREGATE      INITIAL      WTD.      STATED      AVG.        DATE
                           OF         CUT-OFF DATE    MORTGAGE     AVG.     REMAINING      U/W      LOAN-TO-
      ENCUMBERED        MORTGAGED      PRINCIPAL        POOL     MORTGAGE      TERM        NCF       VALUE
       INTEREST        PROPERTIES       BALANCE        BALANCE     RATE       (MO.)       DSCR       RATIO
------------------------------------------------------------------------------------------------------------

  Fee Simple               124     $1,420,484,634        99.0%     5.346%      101         1.38x      70.66%
  Leasehold                  3         14,688,287         1.0      5.575%      117         1.28       74.97
------------------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        127     $1,435,172,921       100.0%     5.349%      101         1.38x      70.71%
============================================================================================================


SEASONING



----------------------------------------------------------------------------------------------
                                                                                   WTD. AVG.
                                                                                    CUT-OFF
                                        AGGREGATE      % OF INITIAL                   DATE
                        NUMBER OF     CUT-OFF DATE       MORTGAGE      WTD. AVG.    LOAN-TO-
       SEASONING        MORTGAGE       PRINCIPAL           POOL         U/W NCF      VALUE
        (MOS)             LOANS         BALANCE          BALANCE         DSCR        RATIO
-----------------------------------------------------------------------------------------------

  0 to 5                    87      $1,100,916,801         76.7%          1.40x       70.07%
  6 to 11                   37         334,256,120         23.3%          1.32        72.81
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        124      $1,435,172,921        100.0%          1.38x       70.71%
===============================================================================================


 ACCRUAL TYPE



-------------------------------------------------------------------------------------------
                                                                                WTD. AVG.
                         NUMBER       AGGREGATE      % OF INITIAL      WTD.     CUT-OFF
                          OF        CUT-OFF DATE       MORTGAGE     AVG. U/W   DATE LOAN-
                       MORTGAGE      PRINCIPAL           POOL          NCF      TO-VALUE
       ACCRUAL TYPE      LOANS        BALANCE          BALANCE        DSCR       RATIO
-------------------------------------------------------------------------------------------

  Actual/360 Basis        123     $1,414,273,746         98.5%         1.38x      70.97%
  30/360                    1     $   20,899,175          1.5          1.66       52.91
-------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       124     $1,435,172,921        100.0%         1.38x      70.71%
===========================================================================================


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 13

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                  MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 1
-------------------------------------------------------------------------------

PROPERTY TYPE



-------------------------------------------------------------------------------------------------------------------
                                                   AGGREGATE                                           WTD. AVG.
                                NUMBER OF        CUT-OFF DATE       % OF INITIAL       WTD. AVG.     CUT-OFF DATE
        PROPERTY TYPE           MORTGAGED         PRINCIPAL         LOAN GROUP 1        U/W NCF       LOAN-TO-VALUE
          SUBTYPE               PROPERTIES         BALANCE             BALANCE            DSCR            RATIO
-------------------------------------------------------------------------------------------------------------------

 Retail                             57         $  635,041,755            55.4%            1.44x           68.39%
  Anchored                          24            263,852,562            23.0             1.29            73.55
  Regional Mall                      5            208,222,951            18.2             1.72            57.56
  Unanchored                         8             77,452,491             6.8             1.38            71.98
  Anchored, Single Tenant           15             56,564,911             4.9             1.24            76.93
  Shadow Anchored                    4             20,076,441             1.8             1.29            72.66
  Factory Outlet Center              1              8,872,398             0.8             1.27            73.94
 Office                             22            384,159,243            33.5             1.34            73.27
  Suburban                          14            203,313,875            17.7             1.40            71.67
  CBD                                4             90,455,369             7.9             1.27            71.53
  Flex                               1             51,200,000             4.5             1.28            80.00
  Medical Office                     3             39,190,000             3.4             1.24            76.81
 Multifamily                         3             24,000,663             2.1             1.27            69.41
  Conventional                       3             24,000,663             2.1             1.27            69.41
 Industrial                          8             52,643,218             4.6             1.30            72.03
 Self Storage                        4             28,383,952             2.5             1.52            74.89
 Mixed Use                           1              8,744,707             0.8             1.35            72.87
 Other                               1              8,375,378             0.7             1.54            54.74
 Land                                1              4,100,000             0.4             2.99            32.28
-------------------------------------------------------------------------------------------------------------------
 TOTAL / WTD. AVG.                  97         $1,145,448,916           100.0%            1.40x           70.18%
===================================================================================================================


GEOGRAPHIC DISTRIBUTION



-------------------------------------------------------------------------------------------------------------------
                                                   AGGREGATE                                             WTD. AVG.
                                 NUMBER OF       CUT-OFF DATE        % OF INITIAL       WTD. AVG.     CUT-OFF DATE
                                MORTGAGED         PRINCIPAL         LOAN GROUP 1        U/W NCF       LOAN-TO-VALUE
          STATE/REGION          PROPERTIES         BALANCE             BALANCE            DSCR            RATIO
-------------------------------------------------------------------------------------------------------------------

 California                         22         $  218,838,645            19.1%            1.36x           71.73%
  Southern California (1)           15            153,838,839            13.4             1.38            71.77
  Northern California (1)            7             64,999,807             5.7             1.29            71.64
 Maryland                            5            154,658,475            13.5             1.38            69.00
 North Carolina                      3            141,396,153            12.3             1.84            53.55
 Texas                              19            111,735,841             9.8             1.29            77.61
 New York                           10             61,809,839             5.4             1.31            72.42
 Florida                             5             60,399,435             5.3             1.32            71.41
 New Jersey                          1             53,000,000             4.6             1.63            74.13
 Washington                          4             46,680,000             4.1             1.25            71.72
 Georgia                             2             33,640,000             2.9             1.28            72.72
 Massachusetts                       2             33,450,000             2.9             1.14            70.28
 Other                              24            229,840,527            20.1             1.33            73.59
-------------------------------------------------------------------------------------------------------------------
 TOTAL / WTD. AVG.                  97         $1,145,448,916           100.0%            1.40x           70.18%
===================================================================================================================


INITIAL LOAN GROUP 1 PREPAYMENT RESTRICTION COMPOSITION OVER TIME(2)



------------------------------------------------------------------------------------------
                                            MONTHS FOLLOWING CUT-OFF DATE
     PREPAYMENT RESTRICTION         0           12          24          36          48
------------------------------------------------------------------------------------------

 Remaining Pool Balance(3)       100.00%      99.19%      98.22%      97.01%      95.56%
 Locked/Defeasance                98.35       98.39       98.03       94.39       93.84
  Locked                          98.35       98.39       98.03        0.60        0.00
  Defeasance                       0.00        0.00        0.00       93.79       93.84
 Yield Maintenance (all)           1.65        1.61        1.97        5.25        5.80
  Yield Maintenance                1.65        1.61        1.56        1.92        1.86
  Grtr4%UPBor2%UPB+YM              0.00        0.00        0.00        0.69        0.68
  Grtr3%UPBorYM                    0.00        0.00        0.00        0.90        0.90
  Grtr1%UPBorYM                    0.00        0.00        0.41        1.74        2.36
 Open                              0.00        0.00        0.00        0.35        0.35
  TOTAL                          100.00%     100.00%     100.00%     100.00%     100.00%
===========================================================================================

--------------------------------------------------------------------------------------------------
                                                 MONTHS FOLLOWING CUT-OFF DATE

     PREPAYMENT RESTRICTION        60          72          84          96         108        120
--------------------------------------------------------------------------------------------------

 Remaining Pool Balance(3)       78.94%      76.43%      70.13%      68.55%      66.84%      0.65%
 Locked/Defeasance               94.39       94.41       94.13       94.24       94.35      28.09
  Locked                          0.00        0.00        0.00        0.00        0.00       0.00
  Defeasance                     94.39       94.41       94.13       94.24       94.35      28.09
 Yield Maintenance (all)          5.61        5.59        5.87        5.76        5.65      71.91
  Yield Maintenance               2.15        2.10        2.15        2.05        1.94       0.00
  Grtr4%UPBor2%UPB+YM             0.79        0.78        0.81        0.78        0.75      71.91
  Grtr3%UPBorYM                   1.07        1.09        1.17        1.17        1.18       0.00
  Grtr1%UPBorYM                   1.60        1.63        1.75        1.76        1.77       0.00
 Open                             0.00        0.00        0.00        0.00        0.00       0.00
  TOTAL                         100.00%     100.00%     100.00%     100.00%     100.00%    100.00%
==================================================================================================


(1)   Northern California includes areas with zip codes of 93612 and above, and
      Southern California includes areas with zip codes of 92832 and below.

(2)   All numbers, unless otherwise noted, are as a percentage of the aggregate
      Loan Group No. 1 balance at the specified point in time.

(3)   Remaining aggregate Loan Group No. 1 balance as a percentage of the initial Loan Group No. 1 balance at the specified point in time.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 14

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                  MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 1
-------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE



-----------------------------------------------------------------------------------------------------
                                                                                            WTD. AVG.
            RANGE OF                            AGGREGATE                                   CUT-OFF
             CUT-OFF                NUMBER       CUT-OFF            % OF                      DATE
              DATE                   OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
            PRINCIPAL             MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
            BALANCES                LOANS        BALANCE          BALANCE        DSCR        RATIO
-----------------------------------------------------------------------------------------------------

    (less than)    $2,000,000         2      $    1,780,415          0.2%         1.25x       79.48%
   $2,000,000 to   $2,999,999         7          17,318,424          1.5          1.28        78.41
   $3,000,000 to   $3,999,999         8          29,065,270          2.5          1.27        75.30
   $4,000,000 to   $4,999,999        10          44,128,794          3.9          1.56        69.39
   $5,000,000 to   $5,999,999         7          39,137,433          3.4          1.33        72.83
   $6,000,000 to   $6,999,999        13          85,806,478          7.5          1.34        71.87
   $7,000,000 to   $7,999,999         3          23,263,781          2.0          1.42        68.88
   $8,000,000 to   $8,999,999         5          42,712,483          3.7          1.42        68.25
   $9,000,000 to   $9,999,999         3          28,134,273          2.5          1.29        79.53
  $10,000,000 to  $14,999,999        18         226,084,479         19.7          1.29        73.98
  $15,000,000 to  $19,999,999         4          71,540,369          6.2          1.23        74.56
  $20,000,000 to  $24,999,999         4          88,198,741          7.7          1.49        66.33
  $25,000,000 to  $29,999,999         2          52,000,000          4.5          1.17        71.95
  $30,000,000 to  $44,999,999         5         177,877,977         15.5          1.30        71.07
  $45,000,000 to $114,200,000         3         218,400,000         19.1          1.72        62.15
-----------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.                  94      $1,145,448,916        100.0%         1.40x       70.18%
=====================================================================================================


MORTGAGE RATES



------------------------------------------------------------------------------------------
                                                                                 WTD. AVG.
                                      AGGREGATE                                  CUT-OFF
                         NUMBER       CUT-OFF            % OF                      DATE
       RANGE OF           OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
       MORTGAGE        MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
        RATES            LOANS        BALANCE          BALANCE        DSCR        RATIO
------------------------------------------------------------------------------------------

  4.598% to 4.999%         3      $  122,350,000         10.7%         1.97x       48.98%
  5.000% to 5.249%         8          91,892,985          8.0          1.26        70.03
  5.250% to 5.499%        43         552,438,774         48.2          1.34        73.10
  5.500% to 5.749%        31         319,882,849         27.9          1.35        73.45
  5.750% to 5.999%         6          43,303,432          3.8          1.30        72.34
  6.000% to 6.210%         3          15,580,875          1.4          1.38        61.02
------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       94      $1,145,448,916        100.0%         1.40x       70.18%
==========================================================================================


ORIGINAL TERM TO MATURITY OR ARD



------------------------------------------------------------------------------------------
                                                                                 WTD. AVG.
                                     AGGREGATE                                  CUT-OFF
       RANGE OF         NUMBER        CUT-OFF            % OF                      DATE
       ORIGINAL           OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
       TERMS TO        MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
  MATURITY/ARD (MOS)     LOANS        BALANCE          BALANCE        DSCR        RATIO
------------------------------------------------------------------------------------------

  55 to 119               13      $  257,647,734         22.5%         1.71x       61.47%
  120                     79         876,195,307         76.5          1.31        72.89
  121 to 240               2          11,605,875          1.0          1.43        59.22
------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       94      $1,145,448,916        100.0%         1.40x       70.18%
==========================================================================================


REMAINING TERM TO MATURITY OR ARD



------------------------------------------------------------------------------------------
                                                                                 WTD. AVG.
       RANGE OF                      AGGREGATE                                   CUT-OFF
      REMAINING          NUMBER       CUT-OFF            % OF                      DATE
       TERMS TO           OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
      MATURITY/        MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
      ARD (MOS)          LOANS        BALANCE          BALANCE        DSCR        RATIO
------------------------------------------------------------------------------------------

   55 to  59               5      $  182,816,341         16.0%         1.83x       57.96%
   60 to 119              87         951,026,700         83.0          1.32        72.66
  120 to 238               2          11,605,875          1.0          1.43        59.22
------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       94      $1,145,448,916        100.0%         1.40x       70.18%
==========================================================================================


ORIGINAL AMORTIZATION TERM



------------------------------------------------------------------------------------------
                                      AGGREGATE                                  WTD. AVG.
       RANGE OF         NUMBER        CUT-OFF            % OF                     CUT-OFF
       ORIGINAL           OF            DATE           INITIAL      WTD. AVG.      DATE
     AMORTIZATION      MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF     LOAN-TO-
     TERMS (MOS)         LOANS        BALANCE          BALANCE        DSCR      VALUE RATIO
-------------------------------------------------------------------------------------------

  Interest Only            3      $   61,750,000          5.4%         1.72x       71.41%
  180 to 240               6          76,889,166          6.7          1.40        66.39
  241 to 300               4          40,154,717          3.5          1.46        62.48
  301 to 360              81         966,655,033         84.4          1.38        70.73
-------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       94      $1,145,448,916        100.0%         1.40x       70.18%
===========================================================================================


REMAINING AMORTIZATION TERM



------------------------------------------------------------------------------------------
                                                                                 WTD. AVG.
                                      AGGREGATE                                  CUT-OFF
       RANGE OF         NUMBER        CUT-OFF            % OF                      DATE
      REMAINING           OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
     AMORTIZATION      MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
     TERMS (MOS)         LOANS        BALANCE          BALANCE        DSCR        RATIO
------------------------------------------------------------------------------------------

  Interest Only            3      $   61,750,000          5.4%         1.72x       71.41%
  176 to 240               6          76,889,166          6.7          1.40        66.39
  241 to 300               4          40,154,717          3.5          1.46        62.48
  301 to 360              81         966,655,033         84.4          1.38        70.73
------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       94      $1,145,448,916        100.0%         1.40x       70.18%
==========================================================================================


MORTGAGE LOAN TYPE



------------------------------------------------------------------------------------------------------
                                                                                             WTD. AVG.
                                                  AGGREGATE                                  CUT-OFF
                                     NUMBER       CUT-OFF            % OF                      DATE
                                      OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
           MORTGAGE LOAN           MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
               TYPE                  LOANS        BALANCE          BALANCE        DSCR        RATIO
------------------------------------------------------------------------------------------------------

  Partial IO/Amortizing Balloon       39      $  529,410,000         46.2%         1.28x       74.37%
  Amortizing Balloon                  47         512,007,147         44.7          1.49        65.57
  Interest Only                        3          61,750,000          5.4          1.72        71.41
  Amortizing ARD                       2          21,175,893          1.8          1.38        75.28
  Fully Amortizing                     2          11,605,875          1.0          1.43        59.22
  Partial IO/Amortizing ARD            1           9,500,000          0.8          1.32        79.83
------------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.                   94      $1,145,448,916        100.0%         1.40x       70.18%
======================================================================================================


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 15

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                 MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 1
-------------------------------------------------------------------------------

UNDERWRITTEN NCF DSCR



------------------------------------------------------------------------------------------
                                                                                 WTD. AVG.
                                      AGGREGATE                                  CUT-OFF
                         NUMBER       CUT-OFF            % OF                      DATE
      RANGE OF            OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
       U/W NCF         MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
         DSCR            LOANS        BALANCE          BALANCE        DSCR        RATIO
------------------------------------------------------------------------------------------

  1.13x to 1.19x           5      $   58,457,749          5.1%         1.16x       70.33%
  1.20x to 1.24x          21         283,105,198         24.7          1.22        74.62
  1.25x to 1.29x          25         198,553,805         17.3          1.27        77.71
  1.30x to 1.34x          14         137,263,414         12.0          1.32        75.05
  1.35x to 1.39x           6         106,719,508          9.3          1.36        67.09
  1.40x to 1.44x           6          56,239,059          4.9          1.43        73.80
  1.45x to 1.49x           3          12,553,984          1.1          1.48        71.03
  1.50x to 1.99x          13         288,456,199         25.2          1.74        59.25
  2.00x to 2.99x           1           4,100,000          0.4          2.99        32.28
------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       94      $1,145,448,916        100.0%         1.40x       70.18%
==========================================================================================


PREPAYMENT PROVISION TYPE



-----------------------------------------------------------------------------------------------
                                                                                      WTD. AVG.
                                           AGGREGATE                                  CUT-OFF
                              NUMBER       CUT-OFF            % OF                      DATE
                               OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
        PREPAYMENT          MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
      PROVISION TYPE          LOANS        BALANCE          BALANCE        DSCR        RATIO
-----------------------------------------------------------------------------------------------

  LO/Defeasance                85      $1,072,599,837         93.6%         1.41x       70.18%
  LO/Grtrx%UPBorYM              5          36,651,341          3.2          1.38        75.90
  YM                            2          18,949,962          1.7          1.20        64.04
  LO/YM                         1           8,872,398          0.8          1.27        73.94
  LO/Grtrx%UPBory%UPB+YM        1           8,375,378          0.7          1.54        54.74
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.            94      $1,145,448,916        100.0%         1.40x       70.18%
===============================================================================================


CUT-OFF DATE LOAN-TO-VALUE RATIO



-------------------------------------------------------------------------------------------
                                                                                 WTD. AVG.
                                     AGGREGATE                                  CUT-OFF
      RANGE OF          NUMBER        CUT-OFF           % OF                      DATE
       CUT-OFF            OF           DATE           INITIAL       WTD. AVG.    LOAN-TO-
         DATE          MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
      LTV RATIO          LOANS        BALANCE          BALANCE        DSCR        RATIO
-------------------------------------------------------------------------------------------

  32.28% to 60.00%         8      $  173,092,843         15.1%         1.88x       50.42%
  60.01% to 65.00%         6         107,055,165          9.3          1.37        63.71
  65.01% to 70.00%        13         170,212,433         14.9          1.34        68.21
  70.01% to 75.00%        25         297,882,355         26.0          1.34        73.27
  75.01% to 80.00%        41         383,681,120         33.5          1.28        79.03
  80.01% to 80.03%         1          13,525,000          1.2          1.28        80.03
-------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       94      $1,145,448,916        100.0%         1.40x       70.18%
===========================================================================================


MATURITY DATE OR ARD LOAN-TO-VALUE RATIO



------------------------------------------------------------------------------------------
                                                                                 WTD. AVG.
                                      AGGREGATE                                  CUT-OFF
       RANGE OF         NUMBER        CUT-OFF            % OF                      DATE
       MATURITY           OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
     DATE OR ARD       MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
 LOAN-TO-VALUE RATIO     LOANS        BALANCE          BALANCE        DSCR        RATIO
------------------------------------------------------------------------------------------

   1.37% to 50.00%        10      $  217,779,198         19.0%         1.75x       53.98%
  50.01% to 55.00%         4          58,741,758          5.1          1.46        62.02
  55.01% to 60.00%        12         151,890,694         13.3          1.35        68.08
  60.01% to 65.00%        17         138,488,671         12.1          1.28        72.77
  65.01% to 70.00%        39         353,135,585         30.8          1.27        76.26
  70.01% to 75.00%        12         225,413,010         19.7          1.37        78.26
------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       94      $1,145,448,916        100.0%         1.40x       70.18%
==========================================================================================


ENCUMBERED INTEREST



----------------------------------------------------------------------------------------------------
                                                                                             WTD.
                                                                                             AVG.
                                            AGGREGATE                           WTD.       CUT-OFF
                           NUMBER           CUT-OFF              % OF           AVG.         DATE
                             OF               DATE             INITIAL          U/W        LOAN-TO
      ENCUMBERED          MORTGAGED        PRINCIPAL        LOAN GROUP 1        NCF         -VALUE
       INTEREST          PROPERTIES         BALANCE            BALANCE         DSCR         RATIO
----------------------------------------------------------------------------------------------------

  Fee Simple                 94         $1,130,760,629           98.7%          1.40x        70.12%
  Leasehold                   3             14,688,287            1.3           1.28         74.97
----------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.          97         $1,145,448,916          100.0%          1.40x        70.18%
====================================================================================================


SEASONING



--------------------------------------------------------------------------------------------
                                                                                 WTD. AVG.
                                      AGGREGATE                                  CUT-OFF
                        NUMBER        CUT-OFF            % OF                      DATE
                          OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
                       MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
    SEASONING (MOS)      LOANS        BALANCE          BALANCE        DSCR        RATIO
--------------------------------------------------------------------------------------------

  0 to 5                 65       $  922,202,559         80.5%         1.43x       68.89%
  6 to 8                 29          223,246,356         19.5          1.30        75.50
--------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.      94       $1,145,448,916        100.0%         1.40x       70.18%
============================================================================================


ACCRUAL TYPE



---------------------------------------------------------------------------------------------
                                                                                 WTD. AVG.
                                      AGGREGATE                                  CUT-OFF
                         NUMBER       CUT-OFF            % OF                      DATE
                          OF            DATE           INITIAL      WTD. AVG.    LOAN-TO-
                       MORTGAGE      PRINCIPAL      LOAN GROUP 1     U/W NCF      VALUE
       ACCRUAL TYPE      LOANS        BALANCE          BALANCE        DSCR        RATIO
----------------------------------------------------------------------------------------------

  Actual/360 Basis        93      $1,124,549,741         98.2%         1.40x       70.50%
  30/360                   1      $   20,899,175          1.8          1.66        52.91
----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       94      $1,145,448,916        100.0%         1.40x       70.18%
==============================================================================================


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 16

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 17

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                 MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 2
-------------------------------------------------------------------------------

PROPERTY TYPE



-------------------------------------------------------------------------------------------------------------
                                              AGGREGATE       % OF INITIAL                        WTD. AVG.
                             NUMBER OF     CUT-OFF DATE          LOAN            WTD. AVG.     CUT-OFF DATE
      PROPERTY TYPE         MORTGAGED        PRINCIPAL          GROUP 2          U/W NCF       LOAN-TO-VALUE
        SUBTYPE             PROPERTIES        BALANCE           BALANCE            DSCR            RATIO
-------------------------------------------------------------------------------------------------------------

 Multifamily                    29         $279,474,005           96.5%            1.30x           72.90%
  Conventional                  23          185,474,005           64.0             1.27            76.56
  Student Housing                6           94,000,000           32.4             1.35            65.68
 Manufactured Housing            1           10,250,000            3.5             1.26            69.73
-------------------------------------------------------------------------------------------------------------
 TOTAL / WTD. AVG.              30         $289,724,005          100.0%            1.29x           72.79%
=============================================================================================================


GEOGRAPHIC DISTRIBUTION



----------------------------------------------------------------------------------------------------------------
                                                AGGREGATE       % OF INITIAL                        WTD. AVG.
                               NUMBER OF     CUT-OFF DATE          LOAN            WTD. AVG.     CUT-OFF DATE
                              MORTGAGED        PRINCIPAL          GROUP 2          U/W NCF       LOAN-TO-VALUE
         STATE/REGION         PROPERTIES        BALANCE           BALANCE            DSCR            RATIO
----------------------------------------------------------------------------------------------------------------

 Texas                             7         $ 69,801,554           24.1%            1.27x           74.23%
 Michigan                          2           30,600,000           10.6             1.27            65.72
 Nevada                            3           28,292,528            9.8             1.25            74.33
 North Carolina                    2           26,360,000            9.1             1.32            79.22
 Missouri                          1           19,400,000            6.7             1.36            68.07
 Southern California(1)            1           15,250,000            5.3             1.20            78.61
 Indiana                           1           14,800,000            5.1             1.43            62.90
 Ohio                              1           14,700,000            5.1             1.43            62.90
 Oregon                            2           14,456,174            5.0             1.30            73.98
 Wisconsin                         1           14,000,000            4.8             1.22            80.00
 Other                             9           42,063,750           14.5             1.29            74.66
----------------------------------------------------------------------------------------------------------------
 TOTAL / WTD. AVG.                30         $289,724,005          100.0%            1.29x           72.79%
================================================================================================================


INITIAL LOAN GROUP 2 PREPAYMENT RESTRICTION COMPOSITION OVER TIME(2)



-----------------------------------------------------------------------------------------
                                            MONTHS FOLLOWING CUT-OFF DATE
     PREPAYMENT RESTRICTION         0           12          24          36          48
-----------------------------------------------------------------------------------------

 Remaining Pool Balance(3)       100.00%      99.47%      98.51%      97.34%      96.00%
 Locked/Defeasance               100.00      100.00      100.00       94.61       65.25
  Locked                         100.00      100.00      100.00        0.00        0.00
  Defeasance                       0.00        0.00        0.00       94.61       65.25
 Yield Maintenance (all)           0.00        0.00        0.00        5.39        5.39
  Yield Maintenance                0.00        0.00        0.00        0.00        0.00
  Grtr4%UPBor2%UPB+YM              0.00        0.00        0.00        5.39        5.39
  Grtr3%UPBorYM                    0.00        0.00        0.00        0.00        0.00
  Grtr1%UPBorYM                    0.00        0.00        0.00        0.00        0.00
 Open                              0.00        0.00        0.00        0.00       29.37
-----------------------------------------------------------------------------------------
 Total                           100.00%     100.00%     100.00%     100.00%     100.00%
=========================================================================================

---------------------------------------------------------------------------------------------------
                                                 MONTHS FOLLOWING CUT-OFF DATE
     PREPAYMENT RESTRICTION        60          72          84          96         108        120
---------------------------------------------------------------------------------------------------

 Remaining Pool Balance(3)       54.49%      53.46%      41.68%      40.81%      39.88%      0.00%
 Locked/Defeasance              100.00      100.00      100.00      100.00      100.00       0.00
  Locked                          0.00        0.00        0.00        0.00        0.00       0.00
  Defeasance                    100.00      100.00      100.00      100.00      100.00       0.00
 Yield Maintenance (all)          0.00        0.00        0.00        0.00        0.00       0.00
  Yield Maintenance               0.00        0.00        0.00        0.00        0.00       0.00
  Grtr4%UPBor2%UPB+YM             0.00        0.00        0.00        0.00        0.00       0.00
  Grtr3%UPBorYM                   0.00        0.00        0.00        0.00        0.00       0.00
  Grtr1%UPBorYM                   0.00        0.00        0.00        0.00        0.00       0.00
 Open                             0.00        0.00        0.00        0.00        0.00       0.00
---------------------------------------------------------------------------------------------------
 Total                          100.00%     100.00%     100.00%     100.00%     100.00%      0.00%
===================================================================================================


(1)   Northern California includes areas with zip codes of 93612 and above, and
      Southern California includes areas with zip codes of 92832 and below.

(2)   All numbers, unless otherwise noted, are as a percentage of the aggregate
      Loan Group No. 2 balance at the specified point in time.

(3)   Remaining aggregate Loan Group No. 2 balance as a percentage of the initial Loan Group No. 2 balance at the specified point in time.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 18

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                 MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 2
-------------------------------------------------------------------------------

CUT-OFF DATE PRINCIPAL BALANCE



-----------------------------------------------------------------------------------------------
             RANGE OF                          AGGREGATE      % OF                  WTD. AVG.
            CUT-OFF                NUMBER      CUT-OFF      INITIAL                 CUT-OFF
              DATE                  OF           DATE         LOAN     WTD. AVG.   DATE LOAN-
           PRINCIPAL             MORTGAGE     PRINCIPAL     GROUP 2     U/W NCF     TO-VALUE
            BALANCES               LOANS       BALANCE      BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------------------

    (less than)   $2,000,000        1       $  1,386,000       0.5%      1.25x         79.88%
   $2,000,000 to  $2,999,999        3          8,029,000       2.8       1.23          78.33
   $3,000,000 to  $3,999,999        1          3,952,182       1.4       1.33          79.84
   $4,000,000 to  $5,999,999        1          5,000,000       1.7       1.24          75.19
   $6,000,000 to  $6,999,999        3         19,560,455       6.8       1.27          77.04
   $7,000,000 to  $7,999,999        4         30,148,101      10.4       1.27          74.88
   $8,000,000 to  $8,999,999        3         25,322,905       8.7       1.30          71.28
   $9,000,000 to  $9,999,999        3         28,215,362       9.7       1.22          73.25
  $10,000,000 to $14,999,999        6         78,370,000      27.0       1.33          69.93
  $15,000,000 to $19,999,999        4         68,140,000      23.5       1.31          75.91
  $20,000,000 to $21,600,000        1         21,600,000       7.5       1.29          63.34
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.                30       $289,724,005     100.0%      1.29x         72.79%
===============================================================================================


MORTGAGE RATES



-------------------------------------------------------------------------------------
                                    AGGREGATE      % OF                  WTD. AVG.
                        NUMBER       CUT-OFF     INITIAL                 CUT-OFF
       RANGE OF           OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
       MORTGAGE        MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
        RATES            LOANS       BALANCE     BALANCE      DSCR        RATIO
-------------------------------------------------------------------------------------

  4.780% to 4.999%       11       $ 75,485,986     26.1%       1.26x       73.63%
  5.000% to 5.249%        6         51,953,308     17.9        1.23        77.29
  5.250% to 5.499%       10        143,395,619     49.5        1.34        70.21
  5.500% to 5.655%        3         18,889,092      6.5        1.25        76.67
-------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.      30       $289,724,005    100.0%       1.29x       72.79%
=====================================================================================


ORIGINAL TERM TO MATURITY OR ARD



------------------------------------------------------------------------------------
       RANGE OF                      AGGREGATE      % OF                  WTD. AVG.
       ORIGINAL          NUMBER      CUT-OFF      INITIAL                 CUT-OFF
       TERMS TO           OF           DATE         LOAN     WTD. AVG.   DATE LOAN-
      MATURITY/        MORTGAGE     PRINCIPAL     GROUP 2     U/W NCF     TO-VALUE
      ARD (MOS)          LOANS       BALANCE      BALANCE      DSCR        RATIO
------------------------------------------------------------------------------------

  60 to 119               15      $155,801,567      53.8%       1.33x       69.80%
  120                     15       133,922,438      46.2        1.26        76.27
------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       30      $289,724,005     100.0%       1.29x       72.79%
====================================================================================


REMAINING TERM TO MATURITY OR ARD



-----------------------------------------------------------------------------------
       RANGE OF                      AGGREGATE      % OF                  WTD. AVG.
      REMAINING          NUMBER      CUT-OFF      INITIAL                 CUT-OFF
       TERMS TO           OF           DATE         LOAN     WTD. AVG.   DATE LOAN-
      MATURITY/        MORTGAGE     PRINCIPAL     GROUP 2     U/W NCF     TO-VALUE
      ARD (MOS)          LOANS       BALANCE      BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------

   49 to  59              8        $121,490,000      41.9%       1.35x      69.07%
   60 to 119             21         150,984,005      52.1        1.26       75.04
   120                    1          17,250,000       6.0        1.27       79.31
-----------------------------------------------------------------------------------
  TOTAL / WTD. AVG.      30        $289,724,005     100.0%       1.29x      72.79%
===================================================================================


ORIGINAL AMORTIZATION TERM



-----------------------------------------------------------------------------------
       RANGE OF                     AGGREGATE      % OF                  WTD. AVG.
       ORIGINAL          NUMBER      CUT-OFF     INITIAL                 CUT-OFF
     AMORTIZATION         OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
        TERMS          MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
        (MOS)            LOANS       BALANCE     BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------

  Interest Only           1      $ 16,240,000      5.6%       1.40x       79.12%
    240                   1         6,952,135      2.4        1.16        73.76
  241 to 360             28       266,531,871     92.0        1.29        72.38
-----------------------------------------------------------------------------------
  TOTAL / WTD. AVG.      30      $289,724,005    100.0%       1.29x       72.79%
===================================================================================


REMAINING AMORTIZATION TERM



------------------------------------------------------------------------------------
       RANGE OF                     AGGREGATE      % OF                  WTD. AVG.
      REMAINING          NUMBER      CUT-OFF     INITIAL                 CUT-OFF
     AMORTIZATION         OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
        TERMS          MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
        (MOS)            LOANS       BALANCE     BALANCE      DSCR        RATIO
------------------------------------------------------------------------------------

  Interest Only           1      $ 16,240,000      5.6%       1.40x       79.12%
  237 to 240              1         6,952,135      2.4        1.16        73.76
  241 to 360             28       266,531,871     92.0        1.29        72.38
------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.      30      $289,724,005    100.0%       1.29x       72.79%
====================================================================================


MORTGAGE LOAN TYPE



-----------------------------------------------------------------------------------------------
                                                                                     WTD. AVG.
                                                                                     CUT-OFF
                                          AGGREGATE     % OF INITIAL                   DATE
                            NUMBER OF   CUT-OFF DATE        LOAN        WTD. AVG.    LOAN-TO-
                            MORTGAGE      PRINCIPAL       GROUP 2        U/W NCF      VALUE
 MORTGAGE LOAN TYPE           LOANS        BALANCE        BALANCE         DSCR        RATIO
-----------------------------------------------------------------------------------------------

  Partial IO/Amortizing        17       $172,260,000        59.5%          1.30x       71.08%
     Balloon
  Amortizing Balloon           12        101,224,005        34.9           1.27        74.68
  Interest Only                 1         16,240,000         5.6           1.40        79.12
-----------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.            30       $289,724,005       100.0%          1.29x       72.79%
===============================================================================================


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 19

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2005-C3

--------------------------------------------------------------------------------
                  MORTGAGE POOL CHARACTERISTICS -- LOAN GROUP 2
-------------------------------------------------------------------------------

UNDERWRITTEN NCF DSCR



-----------------------------------------------------------------------------------
                                    AGGREGATE      % OF                  WTD. AVG.
        RANGE OF         NUMBER      CUT-OFF     INITIAL                 CUT-OFF
         U/W              OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
         NCF           MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
         DSCR            LOANS       BALANCE     BALANCE      DSCR        RATIO
-----------------------------------------------------------------------------------

  1.16x to 1.19x          2       $ 17,072,135      5.9%       1.18x       77.09%
  1.20x to 1.24x         13        100,182,404     34.6        1.22        75.89
  1.25x to 1.29x          6         65,949,531     22.8        1.28        71.63
  1.30x to 1.34x          1          3,952,182      1.4        1.33        79.84
  1.35x to 1.39x          4         57,940,000     20.0        1.37        72.51
  1.40x to 1.43x          4         44,627,752     15.4        1.43        65.62
-----------------------------------------------------------------------------------
  TOTAL / WTD. AVG.      30       $289,724,005    100.0%       1.29x       72.79%
===================================================================================


PREPAYMENT PROVISION TYPE



------------------------------------------------------------------------------------------
                                          AGGREGATE      % OF                  WTD. AVG.
                              NUMBER      CUT-OFF      INITIAL                 CUT-OFF
                               OF           DATE         LOAN     WTD. AVG.   DATE LOAN-
       PREPAYMENT           MORTGAGE     PRINCIPAL     GROUP 2     U/W NCF     TO-VALUE
      PROVISION TYPE          LOANS       BALANCE      BALANCE      DSCR        RATIO

  LO/Defeasance               29       $274,474,005      94.7%       1.30x       72.47%
  LO/Grtrx%UPBory%UPB+YM       1         15,250,000       5.3        1.20        78.61
------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.           30       $289,724,005     100.0%       1.29x       72.79%
==========================================================================================


CUT-OFF DATE LOAN-TO-VALUE RATIO



------------------------------------------------------------------------------------
       RANGE OF                     AGGREGATE      % OF                  WTD. AVG.
       CUT-OFF           NUMBER      CUT-OFF     INITIAL                 CUT-OFF
         DATE             OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
         LTV           MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
        RATIO            LOANS       BALANCE     BALANCE      DSCR        RATIO
------------------------------------------------------------------------------------

  62.90% to 65.00%         3       51,100,000     17.6%       1.37x       63.09%
  65.01% to 70.00%         4       53,094,432     18.3        1.35        68.00
  70.01% to 75.00%         6       48,418,803     16.7        1.22        72.15
  75.01% to 80.00%        17      137,110,770     47.3        1.27        78.48
------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       30     $289,724,005    100.0%       1.29x       72.79%
====================================================================================


MATURITY DATE OR ARD LOAN-TO-VALUE RATIO



------------------------------------------------------------------------------------
                                     AGGREGATE      % OF                  WTD. AVG.
                          NUMBER      CUT-OFF     INITIAL                 CUT-OFF
   RANGE OF MATURITY       OF          DATE         LOAN     WTD. AVG.   DATE LOAN-
 DATE OR ARD LOAN-TO-   MORTGAGE     PRINCIPAL    GROUP 2     U/W NCF     TO-VALUE
      VALUE RATIO         LOANS       BALANCE     BALANCE      DSCR        RATIO
------------------------------------------------------------------------------------

  56.92% to 60.00%          5        40,805,786     14.1%       1.27x       70.68%
  60.01% to 65.00%          8        92,460,418     31.9        1.32        68.11
  65.01% to 70.00%          9       104,127,801     35.9        1.29        74.88
  70.01% to 79.12%          8        52,330,000     18.1        1.28        78.52
------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        30      $289,724,005    100.0%       1.29x       72.79%
====================================================================================


ENCUMBERED INTEREST



------------------------------------------------------------------------------------------------------------------
                                                                                                        WTD.
                                                                                 WTD.                   AVG.
                                       AGGREGATE                                 AVG.        WTD.     CUT-OFF
                          NUMBER       CUT-OFF           % OF         WTD.      STATED      AVG.        DATE
                           OF            DATE          INITIAL       AVG.     REMAINING      U/W      LOAN-TO-
      ENCUMBERED        MORTGAGED     PRINCIPAL       MORTGAGE     MORTGAGE      TERM        NCF       VALUE
       INTEREST        PROPERTIES      BALANCE      POOL BALANCE     RATE       (MO.)       DSCR       RATIO
------------------------------------------------------------------------------------------------------------------

  Fee Simple               30       $289,724,005       100.0%       5.253%       85         1.29x      72.79%
------------------------------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.        30       $289,724,005       100.0%       5.253%       85         1.29x      72.79%
==================================================================================================================


SEASONING



------------------------------------------------------------------------------------
                                     AGGREGATE      % OF                  WTD. AVG.
                         NUMBER      CUT-OFF      INITIAL                 CUT-OFF
                          OF           DATE         LOAN     WTD. AVG.   DATE LOAN-
       SEASONING       MORTGAGE     PRINCIPAL     GROUP 2     U/W NCF     TO-VALUE
        (MOS)            LOANS       BALANCE      BALANCE      DSCR        RATIO
------------------------------------------------------------------------------------

  0 to  5                 22      $178,714,242     61.7%       1.26x       76.14%
  6 to 11                  8       111,009,764     38.3        1.34        67.39
------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       30      $289,724,005    100.0%       1.29x       72.79%
====================================================================================


ACCRUAL TYPE



-------------------------------------------------------------------------------------------
                                                     % OF                     WTD. AVG.
                         NUMBER      AGGREGATE      INITIAL                    CUT-OFF
                          OF       CUT-OFF DATE       LOAN       WTD. AVG.    DATE LOAN-
                       MORTGAGE      PRINCIPAL      GROUP 2       U/W NCF      TO-VALUE
      ACCRUAL TYPE       LOANS        BALANCE       BALANCE        DSCR         RATIO
-------------------------------------------------------------------------------------------

  Actual/360 Basis        30       $289,724,005      100.0%        1.29x        72.79%
-------------------------------------------------------------------------------------------
  TOTAL / WTD. AVG.       30       $289,724,005      100.0%        1.29x        72.79%
===========================================================================================


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 20

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                        TEN LARGEST LOANS/CROSSED GROUPS
-------------------------------------------------------------------------------

TEN LARGEST LOANS/CROSSED GROUPS BY CUT-OFF DATE PRINCIPAL BALANCE



--------------------------------------------------------------------------------------------------
                                                                                       CUT-OFF
                                                                                         DATE
                                                                                      PRINCIPAL
                                                                    CUT-OFF DATE       BALANCE
                                LOAN     LOAN      PROPERTY           PRINCIPAL           PER
   LOAN NAME / PROPERTY NAME   SELLER    GROUP       TYPE              BALANCE          SF/UNIT
--------------------------------------------------------------------------------------------------

 1)   Carolina Place            CGM        1        Retail         $  114,200,000(3)     $  192(3)
 2)   Novo Nordisk              CGM        1        Office             53,000,000           235
         Headquarters
 3)   270 Technology Park       CGM        1        Office             51,200,000           114
 4)   Penn Mar Shopping        IXIS        1        Retail             38,877,977           102
         Center
 5)   250 West Pratt            CGM        1        Office             37,000,000           104
 6)   Abilene Mall             IXIS        1        Retail             37,000,000           111
 7)   United Supermarket        CGM        1                           35,433,430
         Portfolio(1)
      United # 526 - Amarillo                       Retail              6,183,761            87
      United # 517 - Wichita                        Retail              4,554,364            76
         Falls
      United # 549 - Snyder                         Retail              3,839,019            87
      United # 515 -                                Retail              3,497,243            81
         Burkburnett
      United # 513 - Vernon                         Retail              3,203,157            74
      United # 501 - Lubbock                        Retail              2,893,174            74
      United # 509 - Levelland                      Retail              2,869,329            67
      United # 527 - Amarillo                       Retail              2,225,518            62
      United # 522 - Amarillo                       Retail              2,217,570            60
      United # 533 - Amarillo                       Retail              2,169,880            60
      United # 525 - Perryton                       Retail                961,742            29
      United # 518 - Childress                      Retail                818,673            25
 8)   EDR Portfolio I(2)        CGM        2                           33,900,000
      Jefferson Commons                           Multifamily          19,400,000        74,615
       - University of Missouri
      Jefferson Commons                           Multifamily          14,500,000        59,671
       - Texas Tech
 9)   The Plaza at              IXIS       1        Office             33,500,000           122
       Huntington Beach
 10)  Alamo Plaza               CGM        1        Office             31,500,000           165
---------------------------------------------------------------------------------------------------
 TOTAL/WTD. AVG.                                                   $  465,611,407
===================================================================================================

-----------------------------------------------------------------------------------------------------------
                                    % OF           % OF                                         CUT-OFF
                                  INITIAL        INITIAL                                         DATE
                                 MORTGAGE          LOAN          STATED                         LOAN-TO-
                                   POOL         GROUP 1/2      REMAINING     U/W NCF             VALUE
   LOAN NAME / PROPERTY NAME      BALANCE        BALANCE      TERM (MO.)       DSCR              RATIO
-----------------------------------------------------------------------------------------------------------

 1)   Carolina Place                 8.0%(3)        10.0%(3)       55         1.96x(3)           48.60%(3)
 2)   Novo Nordisk                   3.7             4.6           57         1.63               74.13
         Headquarters
 3)   270 Technology Park            3.6             4.5          118         1.28               80.00
 4)   Penn Mar Shopping              2.7             3.4          117         1.36               64.26
         Center
 5)   250 West Pratt                 2.6             3.2          115         1.35               68.52
 6)   Abilene Mall                   2.6             3.2          116         1.23               79.74
 7)   United Supermarket             2.5             3.1          114         1.25               79.48
         Portfolio(1)
   United # 526 - Amarillo           0.4             0.5
   United # 517 - Wichita            0.3             0.4
      Falls
   United # 549 - Snyder             0.3             0.3
   United # 515 -                    0.2             0.3
      Burkburnett
   United # 513 - Vernon             0.2             0.3
   United # 501 - Lubbock            0.2             0.3
   United # 509 - Levelland          0.2             0.3
   United # 527 - Amarillo           0.2             0.2
   United # 522 - Amarillo           0.2             0.2
   United # 533 - Amarillo           0.2             0.2
   United # 525 - Perryton           0.1             0.1
   United # 518 - Childress          0.1             0.1
 8)   EDR Portfolio I(2)             2.4            11.7           49         1.36               68.07
      Jefferson Commons              1.4             6.7
      - University of Missouri
      Jefferson Commons              1.0             5.0
      - Texas Tech
 9)   The Plaza at Huntington        2.3             2.9          117         1.31               68.51
      Beach
 10)  Alamo Plaza                    2.2             2.8          117         1.23               75.00
-----------------------------------------------------------------------------------------------------------
 TOTAL/WTD. AVG.                    32.4%                          90         1.50X              67.31%
===========================================================================================================


(1)   The United Supermarket Portfolio represents twelve cross-collateralized and cross-defaulted loans: the United #526 - Amarillo Loan, the United
      #517 - Wichita Falls Loan, the United #549 - Snyder Loan, the United #515
      - Burkburnett Loan, the United #513 - Vernon Loan, the United #501 -
      Lubbock Loan, the United #509 - Levelland Loan, the United #527 -
      Amarillo Loan, the United #522 - Amarillo Loan, the United #533 -
      Amarillo Loan, the United #525 - Perryton Loan and the United #518 -
      Childress Loan.

(2)   The EDR Portfolio I represents two cross-collateralized and cross-defaulted loans: the Jefferson Commons - Univeristy of Missouri
      Loan and the Jefferson Commons - Texas Tech Loan.

(3)   Reflects just the pooled portion of the Carolina Place Loan, and not the non-pooled portion thereof represented by the class CP-1, CP-2 and CP-3 certificates.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 21

                        PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                 CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 CAROLINA PLACE
-------------------------------------------------------------------------------

                    [SIX PICTURES OF CAROLINA PLACE OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER
PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING
MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES
ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE
LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET
CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH
PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND
EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS
MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND
SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING
OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF
THESE MATERIALS.

                                      Page 22

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 CAROLINA PLACE
-------------------------------------------------------------------------------

                [MAP SHOWING LOCATION OF CAROLINA PLACE OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 23

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                CAROLINA PLACE(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                       CGM
 CUT-OFF DATE PRINCIPAL BALANCE(2)                                 $114,200,000
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE(3)                            8.0%
 NUMBER OF MORTGAGE LOANS                                                     1
 LOAN PURPOSE                                                         Refinance
 SPONSOR                                                   GGP/Homart II L.L.C.
 OWNERSHIP INTEREST                                                  Fee Simple
 MORTGAGE RATE                                                          4.5975%
 MATURITY DATE                                                 January 11, 2010
 AMORTIZATION TYPE                                                      Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                       55/355
 REMAINING TERM / REMAINING AMORTIZATION TERM                            55/355
 LOCKBOX                               In-Place Hard, Springing Cash Management

 UP-FRONT RESERVES
   TAX/INSURANCE                                                          No/No

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE(4)                                                   Springing
   REPLACEMENT(5)                                                     Springing
   TI/LC(6)                                                           Springing

 ADDITIONAL FINANCING(7)                                                    Yes

                                     POOLED          MORTGAGE
                                   PORTION(8)         LOAN(9)     LOAN PAIR(10)
                                  ------------     ------------   ------------
 CUT-OFF DATE PRINCIPAL BALANCE   $114,200,000     $130,000,000   $167,919,878
 CUT-OFF DATE PRINCIPAL
   BALANCE/SF                             $192             $218           $282

 CUT-OFF DATE LTV RATIO                 48.60%           55.32%          71.46%

 MATURITY DATE LTV RATIO                44.82%           51.02%          65.91%

 UW NCF DSCR                             1.96x            1.72x           1.33x

 LOAN SHADOW RATING
 MOODY'S/S&P(11)                        A3/AA+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)   The Carolina Place Loan is part of a loan pair consisting of two (2)
      mortgage loans: (a) the Carolina Place Loan, which has a cut-off date principal balance of $130,000,000 and will be included in the trust fund;
      and (b) a generally subordinate Carolina Place Non-Trust Loan, which has a cut-off date principal balance of $37,919,878 and will not be included in the trust fund. In addition, for purposes of calculating distributions on various classes of the certificates, the Carolina Place Loan that will be included in the trust fund is being treated as if it consists of two portions: (a) a "pooled portion", with a cut-off date principal balance of $114,200,000, which will be pooled with the other mortgage loans in the trust fund to support the various classes of certificates (other than the Class CP-1, CP-2 and CP-3 certificates); and (b) a "non-pooled portion", with a cut-off date principal balance of $15,800,000, which will generally be subordinate to the pooled portion of the Carolina Place
      Loan and will support the Class CP-1, CP-2 and CP-3 certificates.

(2)   Represents cut-off date principal balance of the pooled portion of the
      Carolina Place Loan.

(3)   Based on the pooled portion of the Carolina Place Loan.

(4)   Upon the occurrence and during the continuance of a trigger event with respect to the Carolina Place Loan, the borrower shall pay to lender on each monthly payment date one-twelfth of the taxes that lender reasonably estimates will be payable during the next ensuing twelve months. The insurance escrow is waived so long as borrower provides evidence that insurance is provided under a blanket policy. A "trigger event" means the occurrence of (i) an event of default under the Carolina Place Loan or
      (ii) the date on which the debt service coverage ratio. (based on the
      Carolina Place Loan, the Carolina Place Non-Trust Loan and any permitted mezzanine debt) for the preceding twelve (12) consecutive months is less than 1.20x. A trigger event will continue until the applicable event of default is cured or waived or until the date on which the debt service coverage ratio equals or exceeds 1.20x for twelve (12) consecutive months.

(5)   Upon the occurrence and during the continuance of a trigger event with respect to the Carolina Place Loan, the borrower shall deposit on each payment date an amount equal to $12,413.75 ($0.25/SF/Year), capped at
      $148,965 (one year of collections).

(6)   Upon the occurrence and during the continuance of a trigger event with respect to the Carolina Place Loan, the borrower shall deposit on each payment date the amount equal to $27,083.33 ($0.55/SF/Year), capped at
      $325,000 (one year of collections).

(7)   See Carolina Place Loan Summary for further discussion.

(8)   Calculated based on the pooled portion of the Carolina Place Loan only.

(9)   Calculated based on the Carolina Place Loan.

(10)  Calculated based on the aggregate of the Carolina Place Loan and the
      Carolina Place Non-Trust Loan.

(11)  Moody's and S&P have confirmed that the pooled portion of the Carolina
      Place Loan has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an investment-grade rated obligation.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                       Pineville, NC
 PROPERTY TYPE                                          Retail, Regional Mall
 SIZE (SF)                                                            595,869
 OCCUPANCY % AS OF FEBRUARY 21, 2005                                    94.9%
 YEAR BUILT / YEAR RENOVATED                                        1991/1994
 APPRAISED VALUE                                                 $235,000,000
 PROPERTY MANAGEMENT                          General Growth Management, Inc.
 UW ECONOMIC OCCUPANCY %                                                94.9%
 UW REVENUES                                                      $20,464,501
 UW EXPENSES                                                       $6,114,775
 UW NET OPERATING INCOME (NOI)                                    $14,349,726
 UW NET CASH FLOW (NCF)                                           $13,825,013
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 24

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 CAROLINA PLACE
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                              TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                                       % OF NET                             % OF
                                        RATINGS         NET RENTABLE   RENTABLE                            ACTUAL   DATE OF LEASE
             TENANT NAME         FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT    RENT     EXPIRATION
------------------------------- ---------------------- ------------------------- ---------- ------------- -------- --------------

 Anchor Owned
 Belk                                  NR/NR/NR                       SHADOW ANCHOR -- NOT PART OF COLLATERAL
 Dillard's                             BB-/B2/BB                      SHADOW ANCHOR -- NOT PART OF COLLATERAL
 Hecht's                             BBB/Baa2/BBB                     SHADOW ANCHOR -- NOT PART OF COLLATERAL

 Anchor Tenants
 Sears                                BB/Ba1/BB+           157,752        26.5%   $  3.95    $  623,124      5.9%     7/23/11
 J.C. Penney                          BB+/Ba1/BB+          119,652        20.1%   $  4.10    $  490,428      4.7%     5/31/11
                                                           -------    --------    -------    ----------     ----
 Total Anchor Tenants                                      277,404        46.6%   $  4.01    $1,113,552     10.6%

 The Limited / Limited Too
  / Bath & Body Works                 NR/Baa2/BBB           22,616         3.8%   $ 15.00    $  339,240      3.2%     1/31/07
 Victoria's Secret                    NR/Baa2/BBB           11,042         1.9%   $ 27.00    $  298,128      2.8%     1/31/13
 Express                              NR/Baa2/BBB           10,577         1.8%   $ 25.00    $  264,420      2.5%     1/31/13
 Lane Bryant                           NR/B2/BB-            10,350         1.7%   $ 22.00    $  227,700      2.2%         MTM
 New York & Company                   NR/Baa2/BBB            8,000         1.3%   $ 25.00    $  200,004      1.9%     1/31/13
                                                           -------    --------    -------    ----------     ----
 Top 5 Tenants                                              62,585        10.5%   $ 21.24    $1,329,492     12.7%

 Non-major Tenants                                         225,400        37.8%   $ 35.63    $8,030,855     76.7%

 Vacant Space                                               30,480         5.1%
                                                           -------    --------
                                                                         100.0%
 COLLATERAL TOTAL                                          595,869    ========
                                                           =======
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------


(1)   Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.



-------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
-------------------------------------------------------------------------------------------------------------------------

    2005           9            $ 20.95         40,007        6.7%           6.7%            8.0%              8.0%
    2006          10            $ 35.64         15,399        2.6%           9.3%            5.2%             13.2%
    2007          13            $ 22.44         50,983        8.6%          17.9%           10.9%             24.2%
    2008          11            $ 41.77         20,262        3.4%          21.3%            8.1%             32.2%
    2009           4            $ 25.39         12,770        2.1%          23.4%            3.1%             35.3%
    2010           5            $ 54.67          6,509        1.1%          24.5%            3.4%             38.7%
    2011          14            $  6.79        293,489       49.3%          73.7%           19.0%             57.8%
    2012          12            $ 38.49         24,480        4.1%          77.9%            9.0%             66.8%
    2013          18            $ 32.93         66,906       11.2%          89.1%           21.0%             87.8%
    2014          11            $ 33.61         28,285        4.7%          93.8%            9.1%             96.9%
    2015           5            $ 51.83          6,299        1.1%          94.9%            3.1%            100.0%
                 ---                           -------       ----                          -----
   TOTALS        112                           565,389       94.9%                         100.0%
                                               =======       ====                          =====
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 25

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 CAROLINA PLACE
--------------------------------------------------------------------------------

o    THE LOAN. The subject mortgage loan (the "Carolina Place Loan") is secured by a first mortgage encumbering an anchored retail center located in
     Pineville, North Carolina (the "Caroline Place Property"). The Carolina
     Place Loan has a cut-off date principal balance of $130,000,000, and the pooled portion thereof, which totals $114,200,000, represents approximately
     8.0% of the initial mortgage pool balance. The Carolina Place Loan was originated on December 14, 2004 and is part of a loan pair consisting of two (2) mortgage loans in the aggregate principal amount of $167,919,878, one of which in the principal amount of $37,919,878 will not be included in the trust (the "Carolina Place Non-Trust Loan"). The Carolina Place
     Non-Trust Loan is generally subordinate in right of payment to the Carolina
     Place Loan.

     The Carolina Place Loan has a remaining term of 55 months and matures on
     January 11, 2010. The Carolina Place Loan may be prepaid on or after July
     11, 2009, and permits defeasance with United States government obligations beginning 2 years after the issue date for the series 2005-C3 certificates.

o    THE BORROWER. The borrower is Carolina Place L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Carolina Place Loan. The sponsor of the borrower is GGP/Homart II L.L.C., whose economic interests are owned
     50% by GGP Limited Partnership and 50% by New York State Common Retirement
     Fund. The majority of GGP Limited Partnership is owned by General Growth
     Properties, Inc., a publicly traded real estate investment trust ("REIT")
     (NYSE: GGP). GGP and its predecessor companies have been in the shopping center business as a buyer, seller, developer, and manager of real estate since 1954. As one of the largest regional mall REITs, GGP owns, develops, operates, and/or manages shopping malls in over 40 states. General Growth
     Properties also has the distinction of being one of the largest third-party managers for owners of regional malls.

o    THE PROPERTY. The Carolina Place Property includes 595,869 square feet that is part of a regional shopping center situated on approximately 92.6 acres.
     The Carolina Place Property was constructed in 1991 and renovated in 1994.
     The Carolina Place Property is located in Pineville, North Carolina, within the Charlotte, North Carolina metropolitan statistical area. As of February
     21, 2005, the occupancy rate for the Carolina Place Property was approximately 94.9%.

     The largest tenant is Sears, Roebuck and Co. ("Sears") occupying 157,752 square feet, or 26.5% of the net rentable area. Sears is a multi-line retailer that offers a wide array of merchandise and related services.
     Founded in 1906, the company operates throughout the U.S., Puerto Rico and
     Canada. The company also provides home services (remodeling, appliance repairs, etc.) under the Sears HomeCentral brand. As of April 2005, Sears was rated "BB" by Fitch, "Ba1" by Moody's, and "BB+" by S&P. The Sears
     lease expires in July 2011. The second largest tenant is J.C. Penney
     Company, Inc. ("J.C. Penney"), occupying 119,652 square feet, or 20.1% of the net rentable area. J.C. Penney (NYSE: JCP), founded in 1902, is one of the nation's largest department store, catalog and e-commerce retailers, with approximately 150,000 associates. As of April 2005, J.C. Penney was rated "BB+" by Fitch, "Ba1" by Moody's, and "BB+" by S&P. The J.C. Penney
     lease expires in May 2011. The third largest tenant is The Limited, which operates as The Limited (13,705 square feet), Limited Too (4,614 square feet), and Bath & Body Works (4,297 square feet), occupying collectively
     22,616 square feet, or 3.8% of the net rentable area. In total, The Limited
     Brands Inc. and its related entities, including The Limited Stores, Inc.,
     Express LLC, and Victoria's Secret Stores Inc. occupy 44,235 square feet at the subject. Limited Brands Inc. (NYSE: LTD) sells women's intimate apparel and personal care products, and women's and men's apparel under various trade names through its specialty retail stores and catalog/e-commerce businesses. Founded in 1963 and headquartered in Columbus, OH, the company operates 1,500 Victoria's Secret stores, 1,600 Bath & Body Works stores and a combined 1,300 Express and The Limited stores. As of April 2005, Limited
     Brands Inc. was rated "Baa2" by Moody's and "BBB" by S&P. The Limited lease expires in January 2007. Effective October 1, 2005, The Limited is expected to relocate and downsize from the 13,705 square feet space to 4,987 square feet space at the Carolina Place Property. The new Limited lease is expected to expire in September 2015. Effective April 1, 2006, Forever 21
     is expected to move into The Limited's original 13,705 square feet space.
     The Forever 21 lease expires in March 2016.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 26

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 CAROLINA PLACE
--------------------------------------------------------------------------------

o    LOCK BOX ACCOUNT. All rents will be deposited into a lockbox and swept daily to the borrower's account. Upon the occurrence and during the continuance of a "trigger event" with respect to the Carolina Place Loan, funds in the lockbox will be transferred daily to the cash collateral account and applied pursuant to the cash management agreement. Upon the cure of the trigger event, funds will again be swept daily from the lockbox to the borrower's account. A "trigger event" means the occurrence of (i) an event of default under the Carolina Place Loan or (ii) the date on which the debt service coverage ratio (based on the Carolina Place Loan, the
     Carolina Place Non-Trust Loan and any permitted mezzanine debt) for the preceding twelve (12) consecutive months is less than 1.20x. A trigger event will continue until the applicable event of default is cured or waived or until the date on which the debt service coverage ratio equals or exceeds 1.20x for twelve (12) consecutive months.

o    MANAGEMENT. An affiliate of the sponsor, General Growth Management, Inc., is the property manager for the Carolina Place Property.

o    MEZZANINE DEBT. Under the related loan documents, the sole member of borrower is permitted to obtain mezzanine financing secured by its ownership interest in the borrower, subject to, among other conditions: (i)
     a maximum loan-to-value ratio (based on the aggregate balances of the
     Carolina Place Loan, the Carolina Place Non-Trust Loan and the mezzanine debt) of 72%; (ii) if the mezzanine debt bears interest at a floating rate, the maintenance of an interest rate cap agreement during the term of the mezzanine loan with a strike price that results in a debt service coverage ratio (based on the aggregate debt service payments under the Carolina
     Place Loan, the Carolina Place Non-Trust Loan and the mezzanine debt) of no less than 1.37x; (iii) if the mezzanine debt bears interest at a fixed rate, a weighted average debt service constant (based on the aggregate balances of the Carolina Place Loan, the Carolina Place Non-Trust Loan and
     the mezzanine debt) of no greater than 6.14%; (iv) the debt service coverage ratio (based on the aggregate debt service under the Carolina
     Place Loan, the Carolina Place Non-Trust Loan and the mezzanine debt)
     immediately following the closing of the mezzanine debt will not be less than 1.37x (with the interest rate for any portion of the mezzanine debt that bears interest at a floating rate calculated using the strike price referred to in clause (ii) above); (v) rating agency confirmation; and (vi)
     an intercreditor agreement in form and substance acceptable to the rating agencies and reasonably acceptable to the mortgage lender.

o    PARTIAL RELEASES. The related loan documents permit the borrower to obtain the release of one or more parcels or outlots proposed to be transferred to a third party in connection with the expansion or other development of the
     Carolina Place Property upon satisfaction of certain conditions, including among others, that (i) no default or event of default have occurred and be continuing under the Carolina Place Loan, (ii) the parcel is vacant, non-income producing and unimproved and (iii) the value of the release parcel is less than 5% of the total land value of the Carolina Place
     Property or the rating agencies confirm that the release will not result in a downgrade, withdrawal or qualification of the then-current ratings assigned to the series 2005-C3 certificates.

o    ADDITIONAL DEBT. The related loan documents permit holders of indirect ownership interests in the borrower to pledge their interests as security for additional debt, provided that, among other things, the following conditions are satisfied: (i) no event of default under the Carolina Place
     Loan has occurred and is continuing, (ii) the pledge is to a "qualified pledgee" or is subject to the lender's prior written consent, which may be withheld in the lender's sole and absolute discretion, provided that the lender's consent may not be unreasonably withheld, if the Borrower has delivered (A) rating agency confirmation that the pledge will not, in and of itself, result in a downgrade, withdrawal or qualification of the ratings assigned to the series 2005-C3 certificates and (B) a substantive non-consolidation opinion reasonably acceptable to the lender and the rating agencies, and (iii) in the event the property manager of the
     Carolina Place Property will change in connection with the pledge, the replacement property manager must meet the conditions of a substitute manager set forth in the related loan documents. Pledges of equity to or from affiliates of the borrower are also permitted.

     A "qualified pledgee" generally means one or more institutional entities that (A) has total assets (in name or under management) in excess of
     $650,000,000, and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder's equity of
     $250,000,000; and (B) is regularly engaged in the business of making or owning commercial real estate loans or commercial loans secured by a pledge of interests in a mortgage borrower or owning and operating commercial mortgage properties; or (ii) an entity for which the borrower has obtained rating agency confirmation.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 27

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                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                            NOVO NORDISK HEADQUARTERS
-------------------------------------------------------------------------------

               [TWO PICTURES OF NOVO NORDISK HEADQUARTERS OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER
PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING
MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES
ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE
LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET
CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH
PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND
EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS
MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND
SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING
OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF
THESE MATERIALS.

                                      Page 28

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                            NOVO NORDISK HEADQUARTERS
-------------------------------------------------------------------------------

          [MAP SHOWING LOCATION OF NOVO NORDISK HEADQUARTERS OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 29

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                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                            NOVO NORDISK HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                     CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                   $53,000,000
 PERCENTAGE OF INITIAL MORTGAGE POOL
  BALANCE                                                                3.7%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                     Acquisition
   SPONSOR                Howard C. Hallengren, Jack D. Miller, Scott Sweeney
 OWNERSHIP INTEREST                                                Fee Simple
 MORTGAGE RATE                                                        5.4000%
 MATURITY DATE                                                 March 11, 2010
 AMORTIZATION TYPE                                              Interest Only
 ORIGINAL TERM / AMORTIZATION TERM                           60/Interest Only
 REMAINING TERM / REMAINING AMORTIZATION TERM                57/Interest Only
 LOCKBOX                                                        In-Place Hard
 UP-FRONT RESERVES
  TAX / INSURANCE                                                     Yes/Yes
  NOVO INCENTIVE RESERVE(1)                                        $1,095,000
 ONGOING MONTHLY RESERVES
  TAX / INSURANCE                                                     Yes/Yes
  REPLACEMENT                                                          $2,821
  TI/LC(2)                                                            $90,000
  NOVO INCENTIVE RESERVE(1)                                              $833
 ADDITIONAL FINANCING(3)                                                  Yes
 CUT-OFF DATE PRINCIPAL BALANCE                                   $53,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                       $235
 CUT-OFF DATE LTV RATIO                                                74.13%
 MATURITY DATE LTV RATIO                                               74.13%
 UW NCF DSCR                                                            1.63x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)  At closing, borrower deposited $1,095,000. In addition, borrower shall deposit with lender monthly (i) on the first payment date and each payment date thereafter through the first anniversary of the first payment date an amount of $833.33; (ii) on the payment date following the first anniversary of the first payment date and each payment date thereafter through the second anniversary of the first payment date an amount of $6,250; and (iii)
     on the payment date following the second anniversary of the first payment date through the maturity date, an amount of $14,583. However, if cash flow, after payment of debt service and funding of tax, insurance, replacement and TI/LC reserves, is not sufficient to fund the monthly amount for the Novo Incentive Reserve, then the monthly amount for the Novo
     Incentive Reserve shall be reduced by the amount of the deficiency. On each of the initial three payment dates, lender shall disburse $65,255 ("Novo
     Free Rent") from the Novo Incentive Reserve and deposit such amount into the cash collateral account. The remainder of the Novo Incentive Reserve is available to fund certain work, reimbursements and credits related to the obligations of the landlord under the Novo Nordisk lease.

(2)  If cash flow, after payment of debt service and funding of tax, insurance and replacement reserves, is not sufficient fo fund the TI/LC monthly deposit of $90,000, the required TI/LC monthly deposit shall be reduced by the amount of such deficiency. Also, total deposits into the TI/LC reserve are capped at $1,080,000, which reduces to $150,000 if and when the space currently leased to American Re Insurance is relet or the American Re
     Insurance lease is renewed.

(3)  See Novo Nordisk Headquarters Loan Summary for further discussion.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                       Princeton, NJ
 PROPERTY TYPE                                               Office, Suburban
 SIZE (SF)                                                            225,651
 OCCUPANCY % AS OF OCTOBER 1, 2004                                      98.3%
 YEAR BUILT / YEAR RENOVATED                                  2000 & 2001/NAP
 APPRAISED VALUE                                                  $71,500,000
 PROPERTY MANAGEMENT                               Crimson Corporate Services
 UW ECONOMIC OCCUPANCY %                                                94.8%
 UW REVENUES                                                       $7,385,123
 UW EXPENSES                                                       $2,332,107
 UW NET OPERATING INCOME (NOI)                                     $5,053,016
 UW NET CASH FLOW (NCF)                                            $4,723,190
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REG ARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 30

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                           NOVO NORDISK HEADQUARTERS
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                                 TENANT SUMMARY
----------------------------------------------------------------------------------------
                                                                             % OF NET
                                              RATINGS         NET RENTABLE   RENTABLE
             TENANT NAME               FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA
----------------------------------------------------------------------------------------

 Novo Nordisk Pharmaceuticals, Inc.          NR/A2/A-            154,101        68.3%
 American Re-Insurance Company               NR/A3/BBB            39,096        17.3%
 Predix Pharmaceuticals, Inc.(2)             NR/A2/A-             25,338        11.2%
 Patrinely Group (Crimson, Mgr)              NR/NR/NR              3,359         1.5%
                                                                 -------       -----
 Top Tenants                                                     221,894        98.3%

 Non-major Tenants                                                 NAP         NAP

 Vacant Space                                                      3,757         1.7%
                                                                 -------       -----

 COLLATERAL TOTAL                                                225,651       100.0%
                                                                 =======       =====

------------------------------------------------------------------------------------------
                                                                  % OF
                                                                 ACTUAL    DATE OF LEASE
             TENANT NAME               RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------------------------------------------------------------

 Novo Nordisk Pharmaceuticals, Inc.   $ 28.88     $4,450,437       68.0%     12/31/14
 American Re-Insurance Company        $ 31.00     $1,211,976       18.5%      9/30/06
 Predix Pharmaceuticals, Inc.(2)      $ 30.75     $  779,144       11.9%      6/30/11
 Patrinely Group (Crimson, Mgr)       $ 31.00     $  104,129        1.6%     10/30/06
                                      -------     ----------      -----
 Top Tenants                          $ 29.50     $6,545,685      100.0%

 Non-major Tenants                    NAP             NAP

 Vacant Space

 COLLATERAL TOTAL
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------


(1)  Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)  Predix Pharmaceuticals, Inc. sublet the space to Novo Nordisk who in turn has sublet the space to ZS Associates. Novo's sublease/assumption of
     Predix's lease/rate has been guaranteed by Novo Nordisk Pharmaceuticals,
     Inc. The credit rating indicated above is of Novo Nordisk since this tenant has guaranteed the lease.



--------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
--------------------------------------------------------------------------------------------------------------------------

    2005          0             $  0.00               0        0.00%          0.0%            0.0%              0.0%
    2006          2             $ 31.00          42,455        18.8%         18.8%           20.1%             20.1%
    2007          0             $  0.00               0        0.00%         18.8%            0.0%             20.1%
    2008          0             $  0.00               0        0.00%         18.8%            0.0%             20.1%
    2009          0             $  0.00               0        0.00%         18.8%            0.0%             20.1%
    2010          0             $  0.00               0        0.00%         18.8%            0.0%             20.1%
    2011          1             $ 30.75          25,338        11.2%         30.0%           11.9%             32.0%
    2012          0             $  0.00               0        0.00%         30.0%            0.0%             32.0%
    2013          0             $  0.00               0        0.00%         30.0%            0.0%             32.0%
    2014          1             $ 28.88         154,101        68.3%         98.3%           68.0%            100.0%
    2015          0             $  0.00               0        0.00%         98.3%            0.0%            100.0%
                 ---                            -------       -----                         -----
   TOTALS         4                             221,894        98.3%                        100.0%
                                                =======       =====                         =====
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 31

                         PRELIMINARY - SUBJECT TO CHANGE
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                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                           NOVO NORDISK HEADQUARTERS
--------------------------------------------------------------------------------

o    THE LOAN. The subject mortgage loan (the "Novo Nordisk Headquarters Loan")
     is secured by a first mortgage encumbering two office buildings located in
     Princeton, New Jersey (the "Novo Nordisk Headquarters Property"). The Novo
     Nordisk Headquarters Loan represents approximately 3.7% of the initial mortgage pool balance. The Novo Nordisk Headquarters Loan was originated on
     February 16, 2005 and has a principal balance as of the cut-off date of
     $53,000,000. The Novo Nordisk Headquarters Loan provides for interest-only payments for the entire 60 months of its term.

     The Novo Nordisk Headquarters Loan has a remaining term of 57 months and matures on March 11, 2010. The Novo Nordisk Headquarters Loan may be
     prepaid on or after December 11, 2009 and permits defeasance with United
     States government obligations beginning 2 years after the issue date for the series 2005-C3 certificates.

o    THE BORROWER. The borrower is Princeton Owner Corp., a special purpose entity (the "Novo Borrower"). PNJ Tenant Partners, L.P. (the "Master
     Tenant"), also a special purpose entity, leases the Novo Nordisk
     Headquarters Property under a subordinated master lease. Legal counsel to the Novo Borrower and Master Tenant delivered a non-consolidation opinion in connection with the origination of the Novo Nordisk Headquarters Loan.
     The sponsors, Howard C. Hallengren, Jack D. Miller, and Scott Sweeney, are
     all principals at Falcon Real Estate Investment Company, Ltd. ("Falcon"), a
     specialized, professional organization that provides a range of advisory and management services for international investors in U.S. real estate.
     Acting in a fiduciary capacity, Falcon assists clients in acquiring new properties, managing existing properties, and arranging mortgage financing.
     Falcon currently provides management services for commercial real estate properties in major markets nationwide.

o    THE PROPERTY. The Novo Nordisk Headquarters Property is two office buildings containing approximately 225,651 square feet and situated on approximately 24.4 acres. The Novo Nordisk Headquarters Property was constructed in 2000 and 2001 and is located in Princeton, New Jersey, within the Central New Jersey region. As of October 1, 2004, the occupancy rate for the Novo Nordisk Headquarters Property was approximately 98.3%.

     The largest tenant is Novo Nordisk Pharmaceuticals, Inc. ("Novo Nordisk"),
     which occupies approximately 154,101 square feet, or approximately 68.3% of the net rentable area. Headquartered in Denmark, Novo Nordisk manufactures and markets pharmaceutical products and services via production facilities in seven countries and affiliates or offices in 68 countries. As of April
     2005, Novo Nordisk was rated "A2" by Moody's and "A-" by S&P. The Novo
     Nordisk lease expires December 2014. The second largest tenant is American
     Re-Insurance Company ("American Re-Insurance") occupying approximately
     39,096 square feet, or approximately 17.3% of the net rentable area.
     American Re-Insurance Company, founded in 1917, offers services including catastrophic medical care, reinsurance brokerage, actuarial services, catastrophe risk management, and underwriting and operational reviews and financial advisory services for insurers. American Re-Insurance Company is a member of the Munich Re Group, one of the leading reinsurance groups in the world. As of April 2005, American Re-Insurance was rated "A3" by
     Moody's and "BBB" by S&P. The American Re-Insurance lease expires in
     September 2006. The third largest tenant is Predix Pharmaceuticals, Inc.
     ("Predix") leasing approximately 25,338 square feet, or approximately 11.2%
     of the net rentable area. Predix sublet the space to Novo Nordisk who in turn has sublet the space to ZS Associates. Novo Nordisk's sublease/assumption of Predix's lease/rate has been guaranteed by Novo
     Nordisk. The sublease was signed to facilitate Novo's expansion into 100%
     of the building occupied by it under its lease by relocating ZS Associates from such building into the Predix space. ZS Associates is a private company and was founded in 1983. The company focuses on matters ranging from go-to-market strategy and sales force design to areas of implementation such as compensation and account targeting. The firm employs over 500 people and is based in 12 offices around the world. The Predix lease expires in June 2011.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a lock box account under the lender's control, and transferred to a lender-controlled cash management account. Provided no event of default exists under the loan documents, excess cash flow, after funding of current debt service and reserve deposits, is disbursed to or at the direction of the borrower, unless Novo's credit rating drops to or below "BBB-" by S&P or Fitch or "Baa3" by Moody's, in which event excess cash flow, after funding of operating expenses, is held by the lender as additional collateral for the loan and disbursed to or at the direction of the borrower if and when Novo's credit rating raises above "BBB-" by S&P and Fitch and "Baa3" by Moody's.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 32

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                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                            NOVO NORDISK HEADQUARTERS
--------------------------------------------------------------------------------

o    MANAGEMENT. Crimson Corporate Services, LLC ("Crimson") is the property manager for the Novo Nordisk Headquarters Property. Crimson is a subsidiary of Crimson Capital, Ltd., a real estate services and investment holding company. Crimson currently manages properties in Texas, Arizona, Colorado,
     Florida, New Jersey, and Virginia. Crimson provides direct on-site management, as it has an office located at the property within the tenant,
     Patrinely Group, an affiliate of the management company.

o    SUBORDINATE DEBT. There is a $20,000,000 unsecured loan to the Master
     Tenant, which is subject to a subordination and standstill agreement between the holder of the subordinate loan and the mortgage lender and is repayable out of excess cash flow.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 33

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                               270 TECHNOLOGY PARK
-------------------------------------------------------------------------------

                 [FOUR PICTURES OF 270 TECHNOLOGY PARK OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 34

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                               270 TECHNOLOGY PARK
-------------------------------------------------------------------------------

             [MAP SHOWING LOCATION OF 270 TECHNOLOGY PARK OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 35

                         PRELIMINARY - SUBJECT TO CHANGE
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                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                               270 TECHNOLOGY PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                     CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                   $51,200,000
 PERCENTAGE OF INITIAL MORTGAGE
 POOL BALANCE                                                            3.6%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                     Acquisition
 SPONSOR                                                    Henry H. Goldberg
 OWNERSHIP INTEREST                                             Fee Simple(1)
 MORTGAGE RATE                                                        5.4000%
 MATURITY DATE                                                 April 11, 2015
 AMORTIZATION TYPE                                         Partial IO/Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                    120/360
 REMAINING TERM / REMAINING AMORTIZATION TERM                         118/360
 LOCKBOX                                                        In-Place Hard

 UP-FRONT RESERVES
   TAX/INSURANCE                                                      Yes/Yes
   TI/LC(2)                                                        $3,700,000
   GROUND RENT                                                        $40,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                                      Yes/Yes
   REPLACEMENT                                                         $5,616

 ADDITIONAL FINANCING                                                      No

 CUT-OFF DATE PRINCIPAL BALANCE                                   $51,200,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                       $114
 CUT-OFF DATE LTV RATIO                                                80.00%
 MATURITY DATE LTV RATIO                                               71.42%
 UW NCF DSCR                                                            1.28x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)  Certain parking areas are leased, but are not shown as a leasehold. See 270
     Technology Park Loan Summary for further discussion.

(2)  In lieu of ongoing TI/LC collections during the first three years of the loan, the borrower posted a letter of credit for $3,700,000. Commencing
     January 2008, the first mortgage leasing reserve collection shall be at
     $31,075.83 per month ($0.83/SF/Year). To the extent additional cash flow is available, collections shall be an additional $6,364.93 per month
     ($0.17/SF/Year), for a total of $37,440.75 per month ($1.00/SF/Year).
     Collection of leasing reserves shall not be required at any time if the balance in the leasing reserve (including any prior undisbursed deposits)
     together with the amount of any outstanding letter of credit, is at least
     $3,000,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                       Frederick, MD
 PROPERTY TYPE                                                   Office, Flex
 SIZE (SF)                                                            449,289
 OCCUPANCY % AS OF DECEMBER 8, 2004                                     93.8%
 YEAR BUILT / YEAR RENOVATED                                    1986-1992/NAP
 APPRAISED VALUE                                                  $64,000,000
 PROPERTY MANAGEMENT                                    McShea & Company, Inc
 UW ECONOMIC OCCUPANCY %                                                91.0%
 UW REVENUES                                                       $6,300,759
 UW EXPENSES                                                       $1,545,556
 UW NET OPERATING INCOME (NOI)                                     $4,755,203
 UW NET CASH FLOW (NCF)                                            $4,407,766
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 36

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                               270 TECHNOLOGY PARK
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------
                                    TENANT SUMMARY
-----------------------------------------------------------------------------------------
                                                                             % OF NET
                                              RATINGS         NET RENTABLE   RENTABLE
             TENANT NAME               FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA
-----------------------------------------------------------------------------------------

 Wells Fargo Home Mortgage, Inc.(2)         AA/Aa1/AA-           277,679        61.8%
 Aeroflex/Winschel                           NR/NR/NR             34,678         7.7%
 Signal Solutions                             NR/A2/A             20,000         4.5%
 NSGDATA.COM                                 NR/NR/NR             17,516         3.9%
 Builder's Supply                            NR/NR/NR             14,986         3.3%
                                                                 -------       -----
 Top 5 Tenants                                                   364,859        81.2%

 Non-major Tenants                                                56,465        12.6%

 Vacant Space                                                     27,965         6.2%
                                                                 -------       -----

 COLLATERAL TOTAL                                                449,289       100.0%
                                                                 =======       =====
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                  % OF
                                                                 ACTUAL    DATE OF LEASE
             TENANT NAME               RENT PSF   ACTUAL RENT     RENT      EXPIRATION
-----------------------------------------------------------------------------------------

 Wells Fargo Home Mortgage, Inc.(2)   $ 12.37     $3,434,728       66.6%      Various
 Aeroflex/Winschel                    $ 10.18     $  353,022        6.8%      2/28/11
 Signal Solutions                     $ 12.87     $  257,500        5.0%     12/31/05
 NSGDATA.COM                          $ 12.10     $  211,987        4.1%      7/31/06
 Builder's Supply                     $ 11.50     $  172,339        3.3%     12/31/05
                                      -------     ----------       ----
 Top 5 Tenants                        $ 12.14     $4,429,576       85.9%

 Non-major Tenants                    $ 12.92     $  729,449       14.1%

 Vacant Space

 COLLATERAL TOTAL
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------


(1)  Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)  The tenant occupies multiple suites containing various lease expiration dates: 72.5% of the tenant's space expires May 31, 2007 at a blended rental rate of $12.46/SF; 14.6% of the tenant's space expires September 30, 2008 at a rental rate of $12.88/SF; and 12.9% of the tenant's space expires
     November 30, 2006 at a rental rate of $11.27/SF.



--------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
--------------------------------------------------------------------------------------------------------------------------

    2005           5            $ 12.42         46,497        10.3%        10.3%            11.2%             11.2%
    2006           3            $ 11.77         57,774        12.9%        23.2%            13.2%             24.4%
    2007           3            $ 12.44        225,560        50.2%        73.4%            54.4%             78.8%
    2008           2            $ 12.90         42,349         9.4%        82.8%            10.6%             89.4%
    2009           2            $ 13.68          7,576         1.7%        84.5%             2.0%             91.4%
    2010           0            $  0.00              0         0.0%        84.5%             0.0%             91.4%
    2011           1            $ 10.18         34,678         7.7%        92.2%             6.8%             98.2%
    2012           1            $ 13.40          6,890         1.5%        93.8%             1.8%            100.0%
    2013           0            $  0.00              0         0.0%        93.8%             0.0%            100.0%
    2014           0            $  0.00              0         0.0%        93.8%             0.0%            100.0%
    2015           0            $  0.00              0         0.0%        93.8%             0.0%            100.0%
                  --                           -------        ----                         -----
   TOTALS         17                           421,324        93.8%                        100.0%
                                               =======        ====                         =====
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 37

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                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                               270 TECHNOLOGY PARK
--------------------------------------------------------------------------------

o    THE LOAN. The subject mortgage loan (the "270 Technology Park Loan") is secured by a first mortgage encumbering eleven office buildings located in
     Frederick, Maryland (the "270 Technology Park Property"). The 270
     Technology Park Loan represents approximately 3.6% of the initial mortgage pool balance. The 270 Technology Park Loan was originated on March 23, 2005 and has a principal balance as of the cut-off date of $51,200,000. The 270
     Technology Park Loan provides for interest-only payments for the first 36 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 270 Technology Park Loan has a remaining term of 118 months and matures on April 11, 2015. The 270 Technology Park Loan may be prepaid on or after
     January 11, 2015 and permits defeasance with United States government obligations beginning 2 years after the issue date for the series of
     2005-C3 certificates.

o    THE BORROWERS. The borrowers are Frederick-Tech I Borrower, LLC,
     Frederick-Tech II Borrower, LLC and Frederick-Tech III Borrower, LLC, all
     special purpose entities. The 270 Technology Park Loan is fully guaranteed by three guarantors related to the borrowers, each one of which owns a portion of the 270 Technology Park Property and have granted a first mortgage, in the form of an indemnity deed of trust, on the 270 Technology
     Park Property (such borrowers and guarantors are collectively referred to herein as the "270 Technology Park Borrowers"). Legal counsel to the 270
     Technology Park Borrowers delivered a non-consolidation opinion in connection with the origination of the 270 Technology Park Loan. The 270
     Technology Park Borrowers are affiliates of Henry H. Goldberg. Mr. Goldberg is Chairman of the Board, Chief Executive Officer and founder of the Artery
     Group, LLC (the "Artery Group"), which is 99% owned by Mr. Goldberg, and 1%
     owned by Carol Goldberg. Mr. Goldberg has experience with all aspects of commercial and residential construction, rehabilitation and property management, and is directly involved in the Artery Group's day-to-day operations. The Artery Group has been active in the land development, home building, construction, construction management and property management businesses since 1959. Affiliates of Mr. Goldberg and the Artery Group have in the past been involved in several bankruptcies relating to certain real estate investments other than the 270 Technology Park Property. Based upon discussions with Artery Group representatives and references from other lenders to affiliates of the Artery Group and Mr. Goldberg, management of the real estate affected by such bankruptcies was generally retained by the
     Artery Group affiliates in an effort to work through problems and reach resolution with the affected lenders.

o    THE PROPERTY. The 270 Technology Park Property is an approximately 449,289 square foot office building situated on approximately 40.7 acres. The 270
     Technology Park Property was constructed in 1986 through 1992 and is located in Frederick, Maryland, within the Washington, D.C metropolitan statistical area. As of December 8, 2004, the occupancy rate for the 270
     Technology Park Property was approximately 93.8%.

     The largest tenant is Wells Fargo Home Mortgage, Inc. ("Wells Fargo")
     occupying approximately 277,679 square feet, or approximately 61.8% of the net rentable area. Wells Fargo Home Mortgage, Inc. is a subsidiary of Wells
     Fargo & Company, a diversified financial services company providing banking, insurance, investments, mortgage banking and consumer finance to consumers, businesses and institutions. This location houses a number of business lines for Wells Fargo. The largest is loan servicing, then retail production, IT, and an operations center among several others. The Wells
     Fargo leases expire at various dates: 72.5%, 14.6%, and 12.9% of the Wells
     Fargo's space expires May 2007, September 2008 and November 2006, respectively. As of May 2005, Wells Fargo & Co was rated "AA" by Fitch,
     "Aa1" by Moody's, and "AA-" by S&P. The second largest tenant is Aeroflex /
     Weinschel ("Aeroflex") occupying approximately 34,678 square feet, or approximately 7.7% of the net rentable area. Aeroflex develops, manufactures, markets, and sells high quality microwave and RF components and subsystems for wireless mobile and broadband infrastructure and test applications. The company's largest customer is the US government, which accounts for a third of sales. Aeroflex also sells to blue-chip clients such as military contractor Lockheed Martin, communications chip maker
     Agere Systems, and test equipment maker as Teradyne. The Aeroflex lease expires in February 2011. The third largest tenant is Signal Solutions
     ("Signal Solutions") occupying approximately 20,000 square feet, or approximately 4.5% of the net rentable area. Signal Solutions, a General
     Dynamics company, was formerly Veridian IT Services, a diversified high-technology services company headquartered in the Washington, D.C.
     Metropolitan area. In August 2003 Veridian was acquired by General Dynamics
     Corp., and Signal Solutions was incorporated into the Network System division. Signal Solutions is a leader in providing Information Technology
     (IT) and Engineering & Management products and services to

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 38

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                               270 TECHNOLOGY PARK
--------------------------------------------------------------------------------

     industry and Government. Signal Solutions' information technology services include design, installation, and administration of LAN/WANs; help desk services; software development; system design and engineering; facility operations; and system and database administration. The Signal Solutions lease expires in December 2005. As of May 2005, General Dynamics Corp was
     rated "A2" by Moody's and "A" by S&P.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a lock box account under the lender's control, and transferred to a lender-controlled cash management account. Provided no event of default exists under the loan documents, excess cash flow, after funding of current debt service and reserve deposits, is disbursed to or at the direction of the borrower, unless a periodically measured debt service coverage ratio (based upon an assumed annualized debt service of 6.97% of the outstanding loan amount) falls below 1.10:1, in which event excess cash flow, after funding of operating expenses, is held by the lender as additional collateral for the loan and disbursed to or at the direction of the borrower if and when such debt service coverage ratio again achieves
     1.10:1.

o    MANAGEMENT. McShea & Company, Inc is the property manager for the 270
     Technology Park Property. Founded in 1983, McShea & Company, Inc. serves the Washington/Baltimore metropolitan area with comprehensive commercial real estate services and support. McShea & Company, Inc. has offices in
     Gaithersburg, Columbia, Frederick, Annapolis, Bethesda and Rockville,
     Maryland and Tyson's Corner, Virginia.

o    WELLS FARGO TERMINATION OPTION. Wells Fargo has the right to reduce its space in buildings 7445 New Technology Way, 7485 and 7495 New Horizon Way
     at anytime with six months notice subject to a termination fee equal to six months rent of the space that is vacated plus the pro-rated amount of the unamortized tenant improvements. If Wells Fargo exercises any such termination options (but not in the event of, or as may result from, any expiration or non-renewal of any Wells Fargo lease(s)), then if and for so long as the 270 Technology Park Property is performing below a 91%
     occupancy level and a 1.20x debt service coverage ratio (based upon a 6.97%
     constant), as calculated pursuant to the loan documents, excess net cash flow otherwise available for disbursement to the 270 Technology Park
     Borrowers (e.g., in excess of debt service and other required reserve deposits and operating expenses) shall be swept into the tenant improvement and leasing commission reserve unless and until either a balance (inclusive or any prior or other deposits) of $3,000,000 is attained in such reserve, and/or the 270 Technology Park Borrowers provide or has previously provided to the lender and maintains in effect a letter of credit in an amount which, when aggregated with the balance in such reserve, is at least equal to $3,000,000. This $3,000,000 balance applies to any remaining funds from the $3,700,000 letter of credit deposited at closing, in addition, to funds swept into the reserve account due to the exercise of the termination option. Such reserve may be used for tenant improvements, leasing commissions and other leasing costs at the 270 Technology Park Property.

o    PARKING LEASES. In order to provide additional parking for Wells Fargo, the
     270 Technology Park Borrowers lease certain parking areas in the vicinity of the 270 Technology Park Property. The parking leases are not required for zoning compliance and were not included in the loan originator's valuation of the 270 Technology Park Property, and the 270 Technology Park
     Borrowers are permitted, under terms and conditions set forth in the loan documents, to terminate the parking leases in the event they are no longer required to satisfy Wells Fargo parking requirements.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 39

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                            PENN MAR SHOPPING CENTER
-------------------------------------------------------------------------------

              [FOUR PICTURES OF PENN MAR SHOPPING CENTER OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 40

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                            PENN MAR SHOPPING CENTER
-------------------------------------------------------------------------------

           [MAP SHOWING LOCATION OF PENN MAR SHOPPING CENTER OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 41

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                            PENN MAR SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                    IXIS
 CUT-OFF DATE PRINCIPAL BALANCE                                   $38,877,977
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                             2.7%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                       Refinance
 SPONSOR                                                    Gary D. Rappaport
 OWNERSHIP INTEREST                                                Fee Simple
 MORTGAGE RATE                                                        5.3000%
 MATURITY DATE                                                  March 7, 2015
 AMORTIZATION TYPE                                                    Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                    120/360
 REMAINING TERM / REMAINING AMORTIZATION TERM                         117/357
 LOCKBOX                                                        In-Place Hard

 UP-FRONT RESERVES
   TAX / INSURANCE                                                    Yes/Yes
   TI/LC                                                              $65,000
   ADDITIONAL COLLATERAL(1)                                          $175,854
   CAPEX                                                              $29,000

 ONGOING MONTHLY RESERVES
   TAX / INSURANCE                                                    Yes/Yes
   REPLACEMENT                                                         $4,774
   TI/LC(2)                                                           $20,833

 ADDITIONAL FINANCING                                                      No

 CUT-OFF DATE PRINCIPAL BALANCE                                   $38,877,977
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                       $102
 CUT-OFF DATE LTV RATIO                                                64.26%
 MATURITY DATE LTV RATIO                                               53.52%
 UW NCF DSCR                                                            1.36x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)  Reserve will be refunded to borrower upon receipt of each applicable estoppel in the following proportions: $52,187 for Staples, $99,667 for
     Petco and $24,000 for Red Parrot.

(2)  The borrower is permitted to stop making monthly deposits into the TI/LC reserve account when amounts on deposit in such account equal or exceed
     $750,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                     Forestville, MD
 PROPERTY TYPE                                               Retail, Anchored
 SIZE (SF)                                                            381,933
 OCCUPANCY % AS OF FEBRUARY 1, 2005                                     95.9%
 YEAR BUILT / YEAR RENOVATED                                      1960 / 2004
 APPRAISED VALUE                                                  $60,500,000
 PROPERTY MANAGEMENT                             Rappaport Management Company
 UW ECONOMIC OCCUPANCY %                                                94.5%
 UW REVENUES                                                       $5,137,108
 UW EXPENSES                                                       $1,309,855
 UW NET OPERATING INCOME (NOI)                                     $3,827,254
 UW NET CASH FLOW (NCF)                                            $3,541,358
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 42

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                            PENN MAR SHOPPING CENTER
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                                                  % OF NET                             % OF
                                   RATINGS         NET RENTABLE   RENTABLE                            ACTUAL   DATE OF LEASE
        TENANT NAME         FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT    RENT     EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

 Anchor Tenants
 Burlington Coat Factory          NR/NR/NR             63,200        16.5%   $  3.66    $  231,600      5.5%      8/31/10
 Shoppers Food Warehouse        BBB/Baa3/BBB           56,205        14.7%   $ 13.29    $  746,941     17.7%     11/30/16
 Marshall's                        NR/A3/A             30,450         8.0%   $ 12.00    $  365,400      8.7%      5/31/09
                                                       ------       -----    -------    ----------     ----
 Total Anchor Tenants                                 149,855        39.2%   $  8.97    $1,343,941     31.9%

 Staples (Ground lease)         BBB/Baa2/BBB           19,570         5.1%   $  8.00    $  156,560      3.7%      7/31/15
 Party City                       NR/NR/NR             15,235         4.0%   $  9.75    $  148,541      3.5%      1/31/08
 Dollar Tree                      NR/NR/NR             14,850         3.9%   $  6.00    $   89,100      2.1%      1/31/07
 Hancock Fabrics                  NR/NR/NR             14,550         3.8%   $  5.50    $   80,025      1.9%      3/31/07
 Petco                            NR/Ba3/BB            13,000         3.4%   $ 23.00    $  299,000      7.1%      1/31/15
                                                      -------       -----    -------    ----------     ----
 Top 5 Tenants                                         77,205        20.2%   $ 10.02    $  773,226     18.4%

 Non-major Tenants                                    139,300        36.5%   $ 16.47    $2,091,265     49.7%

 Vacant Space                                          15,573         4.1%
                                                      -------       -----

 COLLATERAL TOTAL                                     381,933       100.0%
                                                      =======       =====
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


(1)  Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.



------------------------------------------------------------------------------------------------------------------
                                            LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------------------
                          WTD. AVG. IN
                # OF       PLACE BASE                                 CUMULATIVE       % OF IN      CUMULATIVE %
               LEASES       RENT PSF      TOTAL SF     % OF TOTAL       % OF SF      PLACE RENT     OF IN PLACE
   YEAR       ROLLING       ROLLING        ROLLING     SF ROLLING       ROLLING        ROLLING      RENT ROLLING
------------------------------------------------------------------------------------------------------------------

   2005           2         $ 12.32         6,506          1.7%           1.7%           1.9%            1.9%
   2006           6         $ 10.71        15,008          3.9%           5.6%           3.8%            5.7%
   2007          11         $ 11.56        59,506         15.6%          21.2%          16.3%           22.0%
   2008           9         $ 12.82        41,632         10.9%          32.1%          12.7%           34.8%
   2009           3         $ 12.37        36,050          9.4%          41.6%          10.6%           45.4%
   2010           4         $  5.40        76,265         20.0%          61.5%           9.8%           55.1%
   2011           2         $ 15.59         7,950          2.0%          63.6%           2.9%           58.0%
   2012           4         $ 10.84        14,522          3.8%          67.4%           3.7%           61.8%
   2013           1         $ 22.00         1,196          0.3%          67.7%           0.6%           62.4%
   2014           1         $ 25.00         1,200          0.3%          68.0%           0.7%           63.2%
   2015           6         $ 15.91        41,570         10.9%          78.9%          15.7%           78.9%
                 --                        ------         ----                          ----
  TOTALS         49                       301,405         78.9%                         78.9%
                                          =======         ====                          ====
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 43

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                            PENN MAR SHOPPING CENTER
--------------------------------------------------------------------------------

o    THE LOAN. The mortgage loan (the "Penn Mar Loan") is secured by a first mortgage encumbering an anchored retail center located in Forestville,
     Maryland (the "Penn Mar Property"). The Penn Mar Loan represents approximately 2.7% of the initial mortgage pool balance. The Penn Mar Loan was originated on March 1, 2005 and has a principal balance as of the cut-off date of $38,877,977.

     The Penn Mar Loan has a remaining term of approximately 117 months and matures on March 7, 2015. The Penn Mar Loan may be prepaid on or after
     December 7, 2014 and permits defeasance with United States government obligations beginning two years from the issue date for the series 2005-C3 certificates.

o    THE BORROWER. The borrower is Penn Mar Associates, LLC, a special purpose entity. Legal counsel to the Borrower delivered a non-consolidation opinion in connection with the origination of the Penn Mar Loan. The key principal of the borrower is Gary D. Rappaport, who is the owner of approximately a
     20% interest in the borrower. The borrower is an affiliate of the Rappaport
     Companies, a retail real estate firm that has 21 years experience that is based in Northern Virginia. The company is headed by Gary D. Rappaport .
     The Rappaport Companies develops, manages, leases, and promotes 35 retail properties totaling over 6.5 million square feet. Two entities, indirectly controlled by Gary D. Rappaport and engaged in real estate investments unrelated to the Penn Mar Property, were subject to bankruptcy proceedings between 1999 and 2001. Mr. Rappaport has no further liability for the payment of any obligation in connection with either such proceeding.

o    THE PROPERTY. The Penn Mar Property is an approximately 381,933 square foot anchored retail center situated on approximately 39.7 acres. The Penn Mar
     Property was constructed in 1960 and renovated in 2004. The Penn Mar
     Property is located in Forestville, Maryland in the District Heights section of Prince George's County. As of February 1, 2005, the occupancy rate for the Penn Mar Property was approximately 95.9%.

     The largest tenant is Burlington Coat Factory ("Burlington"), occupying approximately 63,200 square feet, or approximately 16.6% of the net rentable area. The Burlington lease expires in August 2010 (per rent roll).
     Burlington Coat Factory is a national department store retail chain.
     Burlington Coat Factory stores feature coats, apparel, shoes, accessories for the entire family, baby clothes, furniture, toys, home decor items, and gifts. Over 350 stores can be found in 42 states nationwide. The second largest tenant is Shoppers Food Warehouse ("Shoppers"), occupying approximately 56,205 square feet, or approximately 14.7% of the net rentable area. As of May 2005, Shopper's Food Warehouse, a division of
     SUPERVALU, Inc., was rated "Baa3" by Moody's and "BBB" by S&P. The Shoppers lease expires in November 2016. Shoppers Food & Pharmacy operates 59 stores in Baltimore, northern Virginia and Washington, D.C. and offers consumers a full-service supermarket, full-service pharmacies and in-store full-service banks. The third largest tenant is Marshall's, occupying approximately
     30,450 square feet, or approximately 8.0% of the net rentable area. As of
     May 2005, Marshall's a division of the TJX Cos., was rated "A3" by Moody's and "A" by S&P. The Marshall's lease expires in May 2009. Marshalls offers brand name family apparel, giftware, home fashions and accessories. The
     Marshalls chain operates over 673 stores across the U.S.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are to be deposited by the tenants into a mortgagee designated lock box account. Funds deposited into the lock box account will be swept on a daily basis into borrower's operating account, unless a Cash Management
     Period is continuing, in which event such funds will be required to be swept on a daily basis into an account at the deposit bank controlled by the lender and applied and disbursed in accordance with the loan documents.
     A "Cash Management Period" shall commence on the occurrence of any of the following (i) an event of default, (ii) the failure by borrower, after the end of a calendar quarter, to maintain a debt service coverage ratio of at least 1.05:1 or (iii) the occurrence of a Marshalls Trigger Event. Such
     Cash Management Period will end if for twelve consecutive months since the end of the last Cash Management Period (i) no default has occurred under the loan documents, (ii) the debt service coverage ratio is at least equal to 1.10:1 or (iii) the termination of such Marshall's Trigger Event, as applicable. A "Marshalls Trigger Event" will commence if Marshalls fails to pay the minimum rent set forth in its lease; provided, however, that a
     Marshalls Trigger Event will not commence if the borrower provides
     Marshalls with a letter of credit in the amount of $2,700,000.

o    MANAGEMENT. Rappaport Management Company is the property manager for the
     Penn Mar Property. The property manager is affiliated with the borrower.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 44

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 45

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 250 WEST PRATT
-------------------------------------------------------------------------------

                    [TWO PICTURES OF 250 WEST PRATT OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER
PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING
MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES
ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE
LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET
CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH
PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND
EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS
MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND
SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF (INCLUDING
OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF
THESE MATERIALS.

                                      Page 46

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3
--------------------------------------------------------------------------------
                                 250 WEST PRATT
-------------------------------------------------------------------------------

                [MAP SHOWING LOCATION OF 250 WEST PRATT OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 47

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 250 WEST PRATT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                     CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                   $37,000,000
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                             2.6%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                     Acquisition
 SPONSOR                               Robert M. Behringer, Behringer Harvard
                                Holdings, LLC, Behringer Harvard REIT I, Inc.

 OWNERSHIP INTEREST                                                Fee Simple
 MORTGAGE RATE                                                        5.2850%
 MATURITY DATE                                               January 11, 2015
 AMORTIZATION TYPE                                         Partial IO/Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                    120/360
 REMAINING TERM / REMAINING AMORTIZATION TERM                         115/360
 LOCKBOX                                                        In-Place Hard

 UP-FRONT RESERVES
   TAX / INSURANCE                                                    Yes/Yes
   TI/LC                                                           $5,250,000
   TIS FOR MORGAN STANLEY, PWC, AND CBRE(1)                          $933,512

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                                                      Yes/Yes
   REPLACEMENT                                                         $5,939
   TI/LC(2)                                                           $24,744
   DEBT SERVICE(3)                                                         $0

 ADDITIONAL FINANCING                                                      No

 CUT-OFF DATE PRINCIPAL BALANCE                                   $37,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                      $104
 CUT-OFF DATE LTV RATIO                                                68.52%
 MATURITY DATE LTV RATIO                                               59.71%
 UW NCF DSCR                                                            1.35x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1)   Borrowers shall deposit with lender $305,286.10, $96,644.00, and
     $531,581.96, which shall be used to reimburse borrowers and/or to pay for the reasonable costs and expenses incurred by borrowers in completing the tenant improvements with respect to the Morgan Stanley, PwC, and CBRE leases. The reserve amounts to be released upon completion of tenant improvements (as provided for in each lease) and upon receipt of a clean estoppel.

2)   $24,744.15 per month ($0.84/SF/Year) for each payment date in calendar year
     2005; $34,642.68 per month ($1.17/SF/Year) for each payment date in calendar year 2006; $24,744.15 per month ($0.84/SF/Year) for each payment date in calendar year 2007; $9,402.73 per month ($0.32/SF/Year) for each payment date in calendar year 2008; $40,085.57 per month ($1.35/SF/Year)
     for each payment date in calendar year 2009; $44,540.13 per month
     ($1.50/SF/Year) for each payment date in calendar year 2010; and $29,693.42 per month ($1.00/SF/Year) for each payment date in calendar year 2011 and in each calendar year thereafter. This equates to $29,734.55 per month
     ($1.00/SF/year) on average over the term of the loan. Provided that no event of default has occurred and is continuing, lender shall disburse funds held in the rollover reserve subaccount and, if funds available in the rollover reserve subaccount are not sufficient to pay for the requested disbursement, the debt service subaccount (it being understood and agreed that if funds are available in the rollover reserve subaccount, such funds shall be used for approved leasing expense prior to disbursement from the debt service).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                       Baltimore, MD
 PROPERTY TYPE                                                    Office, CBD
 SIZE (SF)                                                            355,186
 OCCUPANCY % AS OF FEBRUARY 28, 2005                                    74.3%
 YEAR BUILT / YEAR RENOVATED                                         1986/NAP
 APPRAISED VALUE                                                  $54,000,000
 PROPERTY MANAGEMENT             Behringer Harvard TIC Management Services LP
 UW ECONOMIC OCCUPANCY %                                                76.5%
 UW REVENUES                                                       $7,196,119
 UW EXPENSES                                                       $3,548,012
 UW NET OPERATING INCOME (NOI)                                     $3,648,107
 UW NET CASH FLOW (NCF)                                            $3,329,033
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(3)  $66,808.55 ($2.26/SF/Year) per month for each payment date in calendar year
     2006; $0.00 per month for each payment date in calendar year 2007; $0.00 per month for each payment date in calendar year 2008; $0.00 per month for each payment date in calendar year 2009; $26,228.28 per month
     $0.89/SF/Year) for each payment date in calendar year 2010; and $41,074.98 per month ($1.39/SF/Year) for each payment date in calendar year 2011 and in each calendar year thereafter. In the event that remaining available cash on any payment date is not sufficient to make the monthly debt service reserve deposit, and borrower does not deposit the amount of such insufficiency into the deposit account, then unless and until an event of default, available cash shall be applied first for approved operating expenses and then to the monthly debt service reserve deposit, a "Cash
     Sweep Condition" shall exist and the amount by which the monthly debt service reserve deposit is underfunded (together with any such underfunded amounts from prior payment dates which have not yet been funded by accrued debt service reserve deposits, the accrued debt service reserve amount)
     shall be funded from excess available cash on subsequent payment dates until the accrued debt service reserve amount is reduced to zero, as which time the Cash Sweep Condition shall no longer exist and the cash sweep period shall end, unless and until a subsequent deficiency occurs and is not fully funded on the require payment date, in which event the foregoing provisions shall again apply. Provided that no event of default has occurred and is continuing, lender shall disburse funds held in the debt service subaccount to borrowers for approved capital expenses and for approved leasing expenses, and also, within 15 days after the delivery by borrowers to lender of a request thereof (but not more often than once per month), and provided funds available in the deposit account on a payment date are not sufficient to pay the monthly interest payment amount or monthly debt service payment amount due on such payment date, to pay (to the extent of any such insufficiency) such monthly interest payment amount or monthly debt service payment amount.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 48

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                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 250 WEST PRATT
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                                 % OF NET                              % OF
                                  RATINGS         NET RENTABLE   RENTABLE                             ACTUAL    DATE OF LEASE
       TENANT NAME         FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

 Vertis                         NR/Caa1/B-          57,631        16.2%     $ 28.17     $1,623,658       23.8%       8/31/07
 Semmes, Bowen & Semmes          NR/NR/NR           51,536        14.5%     $ 26.50     $1,365,613       20.0%       4/30/08
 GSA                            AAA/Aaa/AAA         41,000        11.5%     $ 25.10     $1,029,100       15.1%       6/25/07
 PricewaterhouseCoopers          NR/NR/NR           21,046         5.9%     $ 26.00     $  547,196        8.0%       8/31/07
 Prudential Securities            A/A3/A-           18,205         5.1%     $ 22.36     $  407,052        6.0%       4/13/07
                                                    ------       -----      -------     ----------       ----
 Top 5 Tenants                                     189,418        53.3%     $ 26.25     $4,972,619       72.8%

 Non-major Tenants                                  74,339        20.9%     $ 25.02     $1,860,019       27.2%

 Vacant Space                                       91,429        25.7%
                                                   -------       -----

 COLLATERAL TOTAL                                  355,186       100.0%
                                                   =======       =====
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


(1)  Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.



----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
----------------------------------------------------------------------------------------------------------------------------

    2005           3            $ 27.82          3,575        1.0%           1.0%            1.5%              1.5%
    2006           4            $ 27.94         18,127        5.1%           6.1%            7.4%              8.9%
    2007           7            $ 26.04        146,990       41.4%          47.5%           56.0%             64.9%
    2008           3            $ 25.96         54,886       15.5%          62.9%           20.9%             85.7%
    2009           2            $ 25.26         25,750        7.2%          70.2%            9.5%             95.3%
    2010           1            $ 24.50          2,459        0.7%          70.9%            0.9%             96.1%
    2011           0            $  0.00              0        0.0%          70.9%            0.0%             96.1%
    2012           0            $  0.00              0        0.0%          70.9%            0.0%             96.1%
    2013           0            $  0.00              0        0.0%          70.9%            0.0%             96.1%
    2014           1            $ 22.00         11,970        3.4%          74.3%            3.9%            100.0%
    2015           0            $  0.00              0        0.0%          74.3%            0.0%            100.0%
                  --                           -------       ----                          -----
   TOTALS         21                           263,757       74.3%                         100.0%
                                               =======       ====                          =====
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 49

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 250 WEST PRATT
--------------------------------------------------------------------------------

o    THE LOAN. The subject mortgage loan (the "250 West Pratt Loan") is secured by a first mortgage encumbering an office building located in Baltimore,
     Maryland (the "250 West Pratt Property"). The 250 West Pratt Loan
     represents approximately 2.6% of the initial mortgage pool balance. The 250
     West Pratt Loan was originated on December 17, 2004 and has a principal balance as of the cut-off date of $37,000,000. The 250 West Pratt Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 250 West Pratt Loan has a remaining term of 115 months and matures on
     January 11, 2015. The 250 West Pratt Loan may be prepaid on or after
     October 11, 2015 and permits defeasance with United States government obligations beginning 2 years after the issue date for the series 2005-C3 certificates.

o    THE BORROWERS. The borrowers are a group of limited liability companies, each a special purpose entity, which each hold an undivided interest in the
     250 West Pratt Property as tenants in common (each a "TIC" and collectively the "250 West Pratt Borrowers"), of which one TIC is Behringer Harvard
     Pratt H, LLC ("Pratt H"), an affiliate of one or more of Robert M.
     Behringer, Behringer Harvard Holdings, LLC, and Behringer Harvard REIT I,
     Inc. (the "Sponsors"). Legal counsel to the Borrower delivered a non-consolidation opinion in connection with the origination of the 250
     West Pratt Loan. Each TIC holds its undivided tenant in common interest in the 250 West Pratt Property subject to a tenant in common agreement among all of the TICs and a property management agreement with the property manager, which is an affiliate of one or more of the Sponsors. The mortgage loan documents permit, subject to the conditions and requirements thereof, transfers of additional tenant in common interests in the 250 West Pratt
     Property to additional TICs, or transfers by existing TICs of their respective TIC interests, provided that each TIC assumes the 250 West Pratt
     Loan, on a joint and several basis (subject to the limited recourse provisions of the loan documents). In addition, affiliates of one or more of the following entities are required under the related mortgage loan documents to hold at least a 5% tenant in common interest in the 250 West
     Pratt Property: Pratt H, Behringer Harvard Holdings, LLC, Behringer Harvard
     Short-Term Opportunity Funds I, L.P., Behringer Harvard Mid-Term Value
     Enhancement Fund I, L.P., BH Operating Partnership I LP, a Texas limited partnership and/or Behringer Harvard REIT I, Inc. The Sponsors promoted the acquisition of the 250 West Pratt Property and the acquisition by the TICs of tenant in common interests in the 250 West Pratt Property. Robert M.
     Behringer is Chairman of the Board of Directors and Chief Executive Officer
     of Behringer Harvard REIT I and General Partner of Behringer Harvard
     Short-Term Fund I and Behringer Harvard Mid-Term Fund I. He is also the majority owner, sole manager, Chief Executive Officer and President of
     Behringer Harvard Holdings, the parent corporation of Behringer Harvard
     Funds. Behringer Harvard Funds evolved from the combination of two predecessor companies: Behringer Partners and Harvard Property Trust, Inc.
     These enterprises have sponsored private real estate limited partnerships and private REIT investments since 1989. The company's management has experience in all facets of commercial real estate investment and management in over 24 million square feet of office, retail, industrial, apartment, hotel, and recreational properties.

o    THE PROPERTY. The 250 West Pratt Property is an approximately 355,186 square foot office building situated on approximately 0.75 acres. The 250
     West Pratt Property was constructed in 1986 and is located in Baltimore,
     Maryland, within the Baltimore, Maryland metropolitan statistical area. As of February 28, 2005, the occupancy rate for the 250 West Pratt Property was approximately 74.3%.

     The largest tenant is Vertis ("Vertis") occupying approximately 57,631 square feet, or approximately 16.2% of the net rentable area. Vertis is a privately held company that emerged in July 2000 from the consolidation of several brands in the advertising and marketing services industries, The
     LTC Group, TC Advertising and Webcraft. Vertis is a provider of targeted advertising, media and marketing services for more than 3,000 local, regional, national and international customers, including numerous Fortune
     500 companies. The Vertis lease expires in August 2007. As of May 2005,
     Vertis was rated "Caa1" by Moody's and "B-" by S&P. The second largest tenant is Semmes, Bowen & Semmes ("Semmes") occupying approximately 51,536 square feet, or approximately 14.5% of the net rentable area. Founded in
     1887, Semmes is one of the oldest and largest full-service law firms in the state of Maryland. Semmes' general civil practice serves a diverse clientele of businesses and individuals in the Mid-Atlantic region of the
     United States and across the nation. Semmes has five offices located in
     Maryland, the District of Columbia, and Northern Virginia, with its headquarters in Baltimore at the subject property. The Semmes lease expires in April 2008. The third largest tenant is the GSA ("GSA") or United States of America (Probation Office) occupying approximately 41,000 square feet,
     or

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 50

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 250 WEST PRATT
--------------------------------------------------------------------------------

     approximately 11.5% of the net rentable area. The GSA was established on
     July 1, 1949 and its organization consists of the Federal Supply Service, the Federal Technology Service, the Public Buildings Service, the Office of
     Government-wide Policy, and various Staff Offices, including the Office of
     Small Business Utilization, the Office of Citizen Services and
     Communications, and the Office of Civil Rights. Eleven Regional Offices
     extend GSA's outreach to federal customers nationwide. GSA's approximately
     13,000 employees provide services to support other federal agencies and, in some cases, the general public. The GSA lease expires in June 2007. As of
     May 2005, the United States of America was rated "AAA" by Fitch, "Aaa" by
     Moody's, and "AAA" by S&P.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a lender designated lock box account, and transferred to a lender-controlled cash management account. Provided no event of default exists under the loan documents, excess cash flow, after funding of current debt service and reserve deposits, is disbursed to or at the direction of the borrower, unless a periodically measured debt service coverage ratio (based upon actual debt service, assuming however that the loan amortization period has commenced) falls below 1.10:1, in which event excess cash flow, after funding of operating expenses, is held by the lender as additional collateral for the loan and disbursed to or at the direction of the borrower if and when such debt service coverage ratio again achieves 1.10:1.

o    MANAGEMENT. Behringer Harvard TIC Management Services LP, an affiliate of one or more of the Sponsors, is the property manager for the 250 West Pratt
     Property. Behringer Harvard TIC Management Services LP is subcontracting with Trammel Crow for day-to-day management and leasing. Founded in 1948,
     Trammell Crow Company is one of the largest diversified commercial real estate services companies in the United States.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 51

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                  ABILENE MALL
-------------------------------------------------------------------------------

                    [FOUR PICTURES OF ABILENE MALL OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 52

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                  ABILENE MALL
-------------------------------------------------------------------------------

                 [MAP SHOWING LOCATION OF ABILENE MALL OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 53

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                  ABILENE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                    IXIS
 CUT-OFF DATE PRINCIPAL BALANCE                                   $37,000,000
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                             2.6%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                     Acquisition
   SPONSOR                              Gregory Greenfield & Associates, Ltd.
 OWNERSHIP INTEREST                                                Fee Simple
 MORTGAGE RATE                                                        5.7225%
 MATURITY DATE                                               February 5, 2015
 AMORTIZATION TYPE                                         Partial IO/Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                    120/312
 REMAINING TERM / REMAINING
   AMORTIZATION TERM                                                  116/312
 LOCKBOX                                                        In-Place Hard

 UP-FRONT RESERVES
   TAX / INSURANCE                                                    Yes/Yes
   REPLACEMENT                                                     $1,500,000
   ACCRETIVE LEASING(1)                                            $2,150,000
   ENVIRONMENTAL                                                         $625
   CAPEX                                                             $350,000
   GENERAL PROPERTY(2)                                             $1,250,000
   REQUIRED ROOF REPAIR                                            $1,000,000

 ONGOING MONTHLY RESERVES
   TAX / INSURANCE                                                    Yes/Yes
   REPLACEMENT                                                         $5,800
   TI/LC                                                              $25,000

 ADDITIONAL FINANCING                                                      No

 CUT-OFF DATE PRINCIPAL BALANCE                                   $37,000,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                       $111
 CUT-OFF DATE LTV RATIO                                                79.74%
 MATURITY DATE LTV RATIO                                               70.63%
 UW NCF DSCR                                                            1.23x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)  At closing, the borrower deposited $2,150,000 into a lender-controlled reserve account. Such amount will be disbursed to the borrower upon the satisfaction of certain conditions including, without limitation: (i) no event of default has occurred and is continuing, (ii) such disbursement is for certain approved leasing expenses in connection with certain accretive leases, (iii) the mortgagee shall have (if it desires) verified (by an inspection conducted at borrower's expense) performance of any construction work associated with such approved leasing expense, and (iv) the borrower's request for disbursement is accompanied by certain supporting documents listed in the mortgage loan documents.

(2)  At closing, the borrower deposited $1,250,000 into a lender-controlled account. Such amount will be disbursed to the borrower upon the satisfaction of certain conditions including, without limitation: (i) no event of default has occurred and is continuing and (ii) the borrower has delivered an officer's certificate certifying that such disbursement will be used in connection with the Abilene Mall Property.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                         Abilene, TX
 PROPERTY TYPE                                          Retail, Regional Mall
 SIZE (SF)                                                            333,621
 OCCUPANCY % AS OF MARCH 31, 2005                                       78.7%
 YEAR BUILT / YEAR RENOVATED                                         1979/NAP
 APPRAISED VALUE                                                  $46,400,000
 PROPERTY MANAGEMENT                         Jones Lang LaSalle America, Inc.
 UW ECONOMIC OCCUPANCY %                                                79.8%
 UW REVENUES                                                       $7,211,223
 UW EXPENSES                                                       $3,580,518
 UW NET OPERATING INCOME (NOI)                                     $3,630,705
 UW NET CASH FLOW (NCF)                                            $3,363,038
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 54

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                  ABILENE MALL
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                                                   TENANT SUMMARY
                                                              % OF NET                             % OF     DATE OF
                               RATINGS         NET RENTABLE   RENTABLE                            ACTUAL     LEASE
      TENANT NAME       FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA     RENT PSF   ACTUAL RENT    RENT    EXPIRATION
-------------------------------------------------------------------------------------------------------------------------

 Anchor Owned
 Sears                       BB/Ba1/BB+           142,608               SHADOW ANCHOR - NOT PART OF COLLATERAL
 Dillard's - South            BB-/B2/BB            99,828               SHADOW ANCHOR - NOT PART OF COLLATERAL
 Dillard's - North            BB-/B2/BB            63,404               SHADOW ANCHOR - NOT PART OF COLLATERAL
 Best Buy                   BBB/Baa3/BBB           31,399               SHADOW ANCHOR - NOT PART OF COLLATERAL
                                                  -------

 Total Anchor Owned                               337,239

 Anchor Tenant
 J.C. Penney                 BB+/Ba1/BB+           96,108        28.8%  $  3.30     $  317,156      8.6%        3/01/09

 Premier Cinemas              NR/NR/NR             24,468         7.3%  $  6.46     $  158,063      4.3%        5/31/13
 Express/Bath & Body         NR/Baa2/BBB            9,477         2.8%  $ 18.00     $  170,586      4.6%        1/31/08
 Spaghetti Warehouse          NR/NR/NR              8,884         2.7%  $ 21.30     $  189,229      5.1%       12/31/10
 Footaction                  NR/Ba2/BB+             7,345         2.2%  $ 24.00     $  176,280      4.8%       12/01/12
 El Chico                     NR/NR/NR              6,927         2.1%  $ 19.00     $  131,613      3.6%          MTM
                                                  -------       -----   -------     ----------     ----
 Top 5 Tenants                                     57,101        17.1%  $ 14.46     $  825,771     22.5%

 Non-major Tenants                                109,361        32.8%  $ 23.18     $2,534,973     68.9%

 Vacant Space                                      71,051        21.3%
                                                  -------       -----
 COLLATERAL TOTAL                                 333,621       100.0%
                                                  =======       =====
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------



(1)  Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.



 -------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
-------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
-------------------------------------------------------------------------------------------------------------------------

    2005          11            $ 21.74         25,820        7.7%           7.7%           15.3%           15.3%
    2006           6            $ 22.19         11,813        3.5%          11.3%            7.1%           22.4%
    2007           8            $ 35.24         10,902        3.3%          14.5%           10.4%           32.8%
    2008           3            $ 20.35         13,159        3.9%          18.5%            7.3%           40.1%
    2009           3            $  4.01         99,768       29.9%          48.4%           10.9%           51.0%
    2010           8            $ 21.33         33,288       10.0%          58.4%           19.3%           70.3%
    2011           4            $ 26.87          4,948        1.5%          59.9%            3.6%           73.9%
    2012           2            $ 22.55         11,508        3.4%          63.3%            7.1%           81.0%
    2013           5            $ 10.69         35,107       10.5%          73.8%           10.2%           91.2%
    2014           5            $ 19.02         13,219        4.0%          77.8%            6.8%           98.0%
    2015           1            $ 30.30            495        0.1%          77.9%            0.4%           98.4%
                  --                           -------       ----                           ----
   TOTALS         56                           260,027       77.9%                          98.4%
                                               =======       ====                           ====
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 55

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                  ABILENE MALL
--------------------------------------------------------------------------------

o    THE LOAN. The mortgage loan (the "Abilene Loan") is secured by a first mortgage encumbering a regional mall located in Abilene, Texas (the
     "Abilene Mall Property"). The Abilene Loan represents approximately 2.6% of the initial mortgage pool balance. The Abilene Loan was originated on
     January 19, 2005 and has a principal balance as of the cut-off date of
     $37,000,000. The Abilene Loan provides for interest-only payments the first
     48 months, and thereafter, fixed monthly payments of principal and interest.

     The Abilene Loan has a remaining term of 116 months and matures on February
     5, 2015. The Abilene Loan may be prepaid on or after November 5, 2014, and permits defeasance with United States government obligations beginning two years after the issue date.

o    THE BORROWER. The borrower is collectively comprised of the following eight
     (8) special purpose entities: GG&A Abilene, LLC, a Delaware limited liability company, MAI Investors Limited Partnership, a Michigan limited partnership, MPI Investors Limited Partnership, a Michigan limited partnership, Camelot Acquisition Limited Partnership, a Michigan limited partnership, B&H Property Limited Partnership, a Michigan limited partnership, NDKT Property Limited Partnership, a Michigan limited partnership, SIVT Property Limited Partnership, a Michigan limited partnership, and SKAF Property Limited Partnership, a Michigan limited partnership, which hold an undivided interest in the Abilene Mall Property as tenants-in-common. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Abilene
     Loan. The sponsor of the borrower is Gregory Greenfield & Associates Ltd.
     Gregory Greenfield & Associates, Ltd. ("GG&A") is a real estate investment, leasing and development company with a specific focus on retail properties.
     The three principals of GG&A, Gregory Greenfield, Scott M. Boggio and
     William Brown participate in the business on a day-to-day basis. GG&A's principals have the experience and expertise derived from managing and leasing of more than 43 million square feet of retail space. GG&A's current portfolio of over 12.3 million square feet is comprised of 17 regional malls and a community center with a total estimated value of $1.2 billion.

o    THE PROPERTY. The Abilene Mall Property consists of approximately 333,621 square foot of an approximately 679,461 square foot regional shopping center situated on approximately 64.5 acres. The Abilene Mall Property was constructed in 1979. The Abilene Mall Property is located in Abilene,
     Texas, within the Abilene metropolitan statistical area. As of March 31,
     2005, the occupancy rate for the Abilene Mall Property securing the Abilene
     Loan was approximately 78.7%.

     The largest tenant is J.C. Penney ("J.C. Penney") occupying approximately
     96,108 square feet, or approximately 28.8% of the net rentable area. J.C.
     Penney Company, Inc. is one of America's largest department store, catalog, and e-commerce retailers, employing approximately 150,000 associates. As of
     January 29, 2005, J.C. Penney Corporation, Inc. operated 1,017 J.C. Penney department stores throughout the United States and Puerto Rico, and 62
     Renner department stores in Brazil. The J.C. Penney lease expires in March
     2009. The second largest tenant is Premier Cinemas ("Premier"), occupying approximately 24,468 square feet, or approximately 7.3% of the net rentable area. Premier owns and operates 14 theaters throughout Texas and is one of the largest independent theatre circuits in the United States. Premier oversees all aspects of cinema design, construction and technical installation with its own in-house construction division and technical support staff. The Premier lease expires in May 2013. The third largest tenant is Express/Bath & Body ("Bath & Body"), occupying approximately
     9,477 square feet, or approximately 2.8% of the net rentable area. Bath &
     Body, a subsidiary of Limited Brands, sells natural body and hair care products and fragrances and operates over 1,570 stores throughout the U.S.
     The Bath & Body lease expires in January 2008.

o    LOCK BOX ACCOUNT. All tenants remit their rental payments directly into a clearing account. The borrower is obligated to deposit all rents received by them into the clearing account within one (1) business day following receipt. Funds deposited into the clearing account will be swept on a daily basis into borrower's operating account, unless a Cash Management Period is continuing, in which event such funds will be required to be swept on a daily basis into an account at the deposit bank controlled by the lender and applied and disbursed in accordance with the loan documents. A "Cash
     Management Period" shall commence on the occurrence of any of the following
     (i) an event of default, (ii) the finding by the lender that less than 95%
     of the rents have been deposited into the clearing account for any calendar month, (iii) the failure by borrower, after the end of a calendar quarter, to maintain a debt service coverage ratio of at least 1.05:1. Such Cash
     Management Period will end if for twelve consecutive months since the commencement of the existing Cash Management Period (i) no default has occurred under the loan

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 56

                         PRELIMINARY - SUBJECT TO CHANGE
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                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                  ABILENE MALL
--------------------------------------------------------------------------------

     documents, (ii) no event that would trigger another Cash Management Period has occurred, and (iii) the debt service coverage ratio is at least equal to 1.10:1, as applicable.

o    MANAGEMENT. Jones Lang LaSalle America, Inc., a Maryland corporation, is the property manager for the Abilene Mall Property securing the Abilene
     Loan. The property manager's rights pursuant to the property management agreement have been subordinated to all liens and security interests created or to be created for the benefit of the mortgagee in connection with the Abilene Loan.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 57

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                          UNITED SUPERMARKET PORTFOLIO
-------------------------------------------------------------------------------

             [SIX PICTURES OF UNITED SUPERMARKET PORTFOLIO OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 58

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                          UNITED SUPERMARKET PORTFOLIO
-------------------------------------------------------------------------------

        [MAP SHOWING LOCATIONS OF UNITED SUPERMARKET PORTFOLIO OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 59

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                          UNITED SUPERMARKET PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                     CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                   $35,433,430
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                             2.5%
 NUMBER OF MORTGAGE LOANS                                                  12
 LOAN PURPOSE                                                       Refinance
 SPONSOR                                           Spirit Finance Corporation
 OWNERSHIP INTEREST                                     Fee Simple, Leasehold
 MORTGAGE RATE                                                        5.4000%
 MATURITY DATE                                              December 11, 2014
 AMORTIZATION TYPE                                                    Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                    120/360
 REMAINING TERM / REMAINING AMORTIZATION TERM                         114/354
 LOCKBOX                                                                 None

 UP-FRONT RESERVES
   TAX / INSURANCE                                                      No/No

 ONGOING MONTHLY RESERVES
   TAX / INSURANCE                                                      No/No

 ADDITIONAL FINANCING(1)                                                  Yes

 CUT-OFF DATE PRINCIPAL BALANCE                                   $35,433,430
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                        $68
 CUT-OFF DATE LTV RATIO                                                79.48%
 MATURITY DATE LTV RATIO                                               66.61%
 UW NCF DSCR                                                            1.25x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)   See United Supermarkets Portfolio Loan Summary for further discussion.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                            12
 LOCATION                                                     Various (Texas)
 PROPERTY TYPE                                Retail, Anchored, Single Tenant
 SIZE (SF)                                                            518,173
 OCCUPANCY % AS OF DECEMBER 6, 2004                                    100.0%
 YEAR BUILT / YEAR RENOVATED                            Various (1985 - 1999)
 APPRAISED VALUE                                                  $44,580,000
 PROPERTY MANAGEMENT                               Spirit Finance Corporation
 UW ECONOMIC OCCUPANCY %                                                95.0%
 UW REVENUES                                                       $5,140,129
 UW EXPENSES                                                       $1,922,552
 UW NET OPERATING INCOME (NOI)                                     $3,217,577
 UW NET CASH FLOW (NCF)                                            $3,012,276
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 60

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                          UNITED SUPERMARKET PORTFOLIO
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                           UNITED SUPERMARKET PORTFOLIO SUMMARY
---------------------------------------------------------------------------------------------
                                                      CUT-OFF
                                                        DATE      LOAN TERM   YEAR BUILT /
         PROPERTY NAME             CITY, STATE        BALANCE       (MOS)       RENOVATED
---------------------------------------------------------------------------------------------

 United # 526- Amarillo            Amarillo, TX     $ 6,183,761     120       1999 / NAP
 United # 517- Wichita Falls    Wichita Falls, TX   $ 4,554,364     120       1998 / NAP
 United # 549- Snyder               Snyder, TX      $ 3,839,019     120       1999 / NAP
 United # 515- Burkburnett       Burkburnett, TX    $ 3,497,243     120       1996 / NAP
 United # 513- Vernon               Vernon, TX      $ 3,203,157     120       1996 / NAP
 United # 501- Lubbock             Lubbock, TX      $ 2,893,174     120       1997 / NAP
 United # 509- Levelland          Levelland, TX     $ 2,869,329     120       1994 / NAP
 United # 527- Amarillo            Amarillo, TX     $ 2,225,518     120       1989 / NAP
 United # 522- Amarillo            Amarillo, TX     $ 2,217,570     120       1989 / NAP
 United # 533- Amarillo            Amarillo, TX     $ 2,169,880     120       1989 / NAP
 United # 525- Perryton            Perryton, TX     $   961,742     120       1985 / NAP
 United # 518- Childress          Childress, TX     $   818,673     120       1986 / NAP
                                                    -----------
 TOTAL/WTD. AVG.                                    $35,433,430
                                                    ===========
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                            CUT-OFF
                                              DATE
                                            BALANCE                    APPRAISED     APPRAISED
         PROPERTY NAME          TOTAL SF     PER SF    OCCUPANCY(1)      VALUE      VALUE PER SF
--------------------------------------------------------------------------------------------------

 United # 526- Amarillo          71,468     $ 86.52       100.0%      $ 7,780,000    $ 108.86
 United # 517- Wichita Falls     60,000     $ 75.91       100.0%      $ 5,730,000    $  95.50
 United # 549- Snyder            43,900     $ 87.45       100.0%      $ 4,830,000    $ 110.02
 United # 515- Burkburnett       43,130     $ 81.09       100.0%      $ 4,400,000    $ 102.02
 United # 513- Vernon            43,130     $ 74.27       100.0%      $ 4,030,000    $  93.44
 United # 501- Lubbock           39,293     $ 73.63       100.0%      $ 3,640,000    $  92.64
 United # 509- Levelland         42,800     $ 67.04       100.0%      $ 3,610,000    $  84.35
 United # 527- Amarillo          35,699     $ 62.34       100.0%      $ 2,800,000    $  78.43
 United # 522- Amarillo          36,985     $ 59.96       100.0%      $ 2,790,000    $  75.44
 United # 533- Amarillo          36,168     $ 59.99       100.0%      $ 2,730,000    $  75.48
 United # 525- Perryton          32,800     $ 29.32       100.0%      $ 1,210,000    $  36.89
 United # 518- Childress         32,800     $ 24.96       100.0%      $ 1,030,000    $  31.40
                                -------                               -----------
 TOTAL/WTD. AVG.                518,173     $ 68.38       100.0%      $44,580,000    $  86.03
                                =======                               ===========
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------


(1)  Occupancy as of December 6, 2004 for all of the United Supermarket
     Portfolio Properties.



--------------------------------------------------------------------------------------------------------------------------------
                                       UNITED SUPERMARKET PORTFOLIO UNDERWRITING SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      U/W DSCR ON   U/W DSCR ON
         PROPERTY NAME          U/W OCC %   U/W REVENUES   U/W EXPENSES     U/W NOI       U/W NCF         NOI           NCF
--------------------------------------------------------------------------------------------------------------------------------

 United # 526- Amarillo            95.0%     $  825,169     $  263,854    $  561,315    $  533,042        1.34x         1.25x
 United # 517- Wichita Falls       95.0%     $  789,317     $  388,880    $  400,437    $  376,437        1.34x         1.25x
 United # 549- Snyder              95.0%     $  520,085     $  171,961    $  348,125    $  330,565        1.34x         1.25x
 United # 515- Burkburnett         95.0%     $  488,920     $  160,861    $  328,060    $  310,808        1.34x         1.25x
 United # 513- Vernon              95.0%     $  454,161     $  154,679    $  299,482    $  282,230        1.34x         1.25x
 United # 501- Lubbock             95.0%     $  369,486     $  105,208    $  264,279    $  248,562        1.34x         1.25x
 United # 509- Levelland           95.0%     $  416,413     $  157,828    $  258,584    $  241,464        1.34x         1.25x
 United # 527- Amarillo            95.0%     $  323,898     $  123,440    $  200,458    $  185,108        1.34x         1.25x
 United # 522- Amarillo            95.0%     $  317,227     $  117,163    $  200,064    $  184,160        1.34x         1.25x
 United # 533- Amarillo            95.0%     $  318,753     $  124,211    $  194,542    $  178,990        1.34x         1.25x
 United # 525- Perryton            95.0%     $  166,838     $   78,924    $   87,914    $  473,154        1.34x         1.25x
 United # 518- Childress           95.0%     $  149,862     $   75,545    $   74,317    $   67,757        1.34x         1.25x
                                             ----------     ----------    ----------    ----------
 TOTAL/WTD. AVG.                   95.0%     $5,140,129     $1,922,552    $3,217,577    $3,012,276        1.34X         1.25X
                                             ==========     ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 61

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                          UNITED SUPERMARKET PORTFOLIO
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                UNITED SUPERMARKET PORTFOLIO TENANT SUMMARY
--------------------------------------------------------------------------------
                                                                RATINGS
                                                            FITCH/MOODY'S/
           PROPERTY                    TENANT NAME                S&P
------------------------------ --------------------------- ----------------

 United # 526- Amarillo         United Supermarkets, Inc.      NR/NR/NR
 United # 517- Wichita Falls    United Supermarkets, Inc.      NR/NR/NR
 United # 549- Snyder           United Supermarkets, Inc.      NR/NR/NR
 United # 515- Burkburnett      United Supermarkets, Inc.      NR/NR/NR
 United # 513- Vernon           United Supermarkets, Inc.      NR/NR/NR
 United # 509- Levelland        United Supermarkets, Inc.      NR/NR/NR
 United # 501- Lubbock          United Supermarkets, Inc.      NR/NR/NR
 United # 522- Amarillo         United Supermarkets, Inc.      NR/NR/NR
 United # 533- Amarillo         United Supermarkets, Inc.      NR/NR/NR
 United # 527- Amarillo         United Supermarkets, Inc.      NR/NR/NR
 United # 525- Perryton         United Supermarkets, Inc.      NR/NR/NR
 United # 518- Childress        United Supermarkets, Inc.      NR/NR/NR
 TOTALS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                               % OF NET                              % OF      DATE OF
                                NET RENTABLE   RENTABLE                             ACTUAL      LEASE
           PROPERTY               AREA (SF)      AREA     RENT PSF   ACTUAL RENT     RENT     EXPIRATION
---------------------------------------------------------------------------------------------------------

 United # 526- Amarillo             71,468        13.8%   $  8.93    $  638,000     16.6%     12/31/19
 United # 517- Wichita Falls        60,000        11.6%   $ 10.24    $  614,520     16.0%     10/30/18
 United # 549- Snyder               43,900         8.5%   $  9.02    $  396,000     10.3%     12/31/19
 United # 515- Burkburnett          43,130         8.3%   $  8.64    $  372,750      9.7%     01/21/17
 United # 513- Vernon               43,130         8.3%   $  7.91    $  341,250      8.9%     01/21/17
 United # 509- Levelland            42,800         8.3%   $  6.94    $  297,233      7.7%     01/21/17
 United # 501- Lubbock              39,293         7.6%   $  7.62    $  299,250      7.8%     01/21/17
 United # 522- Amarillo             36,985         7.1%   $  6.23    $  230,477      6.0%     09/30/14
 United # 533- Amarillo             36,168         7.0%   $  6.22    $  225,081      5.9%     09/30/14
 United # 527- Amarillo             35,699         6.9%   $  6.48    $  231,323      6.0%     09/30/14
 United # 525- Perryton             32,800         6.3%   $  3.20    $  105,000      2.7%     12/31/12
 United # 518- Childress            32,800         6.3%   $  2.74    $   90,000      2.3%     12/31/12
                                   -------       -----               ----------
 TOTALS                            518,173       100.0%              $3,840,884
                                   =======                           ==========
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
              UNITED SUPERMARKET PORTFOLIO LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------
                                 WTD. AVG. IN PLACE
                                    BASE RENT PSF     TOTAL SF
   YEAR     # OF LEASES ROLLING        ROLLING         ROLLING
--------------------------------------------------------------------------------

   2005             0                 $ 0.00                     0
   2006             0                 $ 0.00                     0
   2007             0                 $ 0.00                     0
   2008             0                 $ 0.00                     0
   2009             0                 $ 0.00                     0
   2010             0                 $ 0.00                     0
   2011             0                 $ 0.00                     0
   2012             2                 $ 2.97                65,600
   2013             0                 $ 0.00                     0
   2014             3                 $ 6.31               108,852
   2015             0                 $ 0.00                     0
                  ----                                     -------
  TOTALS            5                                      174,452
                                                           =======
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            % OF TOTAL    CUMULATIVE %   % OF IN PLACE      CUMULATIVE % OF
   YEAR     SF ROLLING   OF SF ROLLING    RENT ROLLING   IN PLACE RENT ROLLING
--------------------------------------------------------------------------------

   2005         0.0%           0.0%            0.0%               0.0%
   2006         0.0%           0.0%            0.0%               0.0%
   2007         0.0%           0.0%            0.0%               0.0%
   2008         0.0%           0.0%            0.0%               0.0%
   2009         0.0%           0.0%            0.0%               0.0%
   2010         0.0%           0.0%            0.0%               0.0%
   2011         0.0%           0.0%            0.0%               0.0%
   2012        12.7%          12.7%            5.1%               5.1%
   2013         0.0%          12.7%            0.0%               5.1%
   2014        21.0%          33.7%           17.9%              23.0%
   2015         0.0%          33.7%            0.0%              23.0%
               ----                           ----
  TOTALS       33.7%                          23.0%
               ====                           ====
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 62

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                          UNITED SUPERMARKET PORTFOLIO
--------------------------------------------------------------------------------

o    THE LOANS. The United Supermarket Portfolio mortgage loans (the "United
     Supermarket Portfolio Loans") are collectively secured by first mortgages encumbering 12 single tenant anchored retail properties located in various cities throughout Texas (the "United Supermarket Portfolio Properties").
     The United Supermarket Portfolio Loans represent approximately 2.5% of the initial mortgage pool balance. The United Supermarket Portfolio Loans were originated on December 8, 2004 and have an aggregate principal balance as of the cut-off date of $35,433,430. Each of the United Supermarket
     Portfolio Loans is cross-collateralized and cross-defaulted with each of the other United Supermarket Portfolio Loans.

     The United Supermarket Portfolio Loans have a remaining term of 114 months and mature on December 11, 2014. The United Supermarket Portfolio Loans may
     be prepaid on or after October 11, 2014 and each United Supermarket
     Portfolio Loan permits defeasance with United States government obligations beginning 2 years after the issue date for the series 2005-C3 certificates.

o    THE BORROWERS. The borrowers are Spirit SPE US Amarillo 526, LP; Spirit SPE
     US Wichita Falls, LP; Spirit SPE US Snyder, LP; Spirit SPE US Burkburnett,
     LP; Spirit SPE US Vernon, LP; Spirit SPE US Lubbock, LP; Spirit SPE US
     Levelland, LP; Spirit SPE US Amarillo 527, LP; Spirit SPE US Amarillo, LP;
     Spirit SPE US Amarillo 533, LP; Spirit SPE US Perryton, LP; and Spirit SPE
     US Childress, LP; each a special purpose entity. A non-consolidation opinion was delivered in connection with the assumption by the current borrowers of each of the United Supermarket Portfolio Loans. The sponsor of the borrowers is Spirit Finance Corporation. Spirit Finance Corporation is
     a Real Estate Investment Trust ("Spirit") based in Scottsdale, Arizona.
     Spirit's target market is comprised of companies who own or operate single tenant "operationally essential" real estate facilities, meaning that the facilities financed are critical to generating sales and profits for the clients. Spirit's target market is a diverse group of private, public or institutionally held companies that have real estate financing needs ranging from $5 to $500 million. Spirit primarily provides sale-leaseback financing and, to a limited extent, construction, mortgage and equipment loans. Since 1980, the management team of Spirit has provided over $6 billion in net lease, mortgage and other real estate financing solutions.
     Spirit has originated real estate transactions ranging in size from single facilities in small towns to large multi-unit closings that span the United
     States.

o    THE PROPERTIES. The United Supermarket Portfolio Properties consist of 12 single tenant anchored retail properties. As of December 6, 2004, the weighted average occupancy rate for the United Supermarket Portfolio
     Properties was approximately 100.0%.

o    LOCK BOX ACCOUNT. The loan documents do not require a lock box account.

o    MANAGEMENT. Spirit Finance Corporation is the property manager for the
     United Supermarket Portfolio Properties. Due to the subject property being
     100% leased to a strong tenant under a fully net lease, the borrower self manages.

o    MEZZANINE DEBT. Future mezzanine debt is allowed subject to certain financial tests and other requirements, including an aggregate 80% loan to value and a debt service coverage ratio of 1.20x. In addition, the lender shall have the right to reasonably approve the mezzanine lender and the mezzanine loan documents.

o    RELEASE OF CROSS-COLLATERALIZATION. The related mortgage loan documents provide for the respective mortgaged properties to be released from the effects of the cross-collateralization and cross-default in connection with a defeasance by: (a) delivering a defeasance deposit sufficient for all remaining payments which would have been due under the loan or loans being defeased; (b) meeting certain financial tests including debt service coverage ratios and loan to value ratio tests; and (c) partial defeasance of the remaining cross-defaulted and cross-collateralized loan or loans in the amount equal to 125% of the principal balance of the note being defeased, less the current outstanding principal balance of such note as of the defeasance date.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 63

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                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 EDR PORTFOLIO I
-------------------------------------------------------------------------------

                   [FOUR PICTURES OF EDR PORTFOLIO I OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 64

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                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 EDR PORTFOLIO I
-------------------------------------------------------------------------------

               [MAP SHOWING LOCATIONS OF EDR PORTFOLIO I OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 65

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 EDR PORTFOLIO I
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                     CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                   $33,900,000
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                             2.4%
 NUMBER OF MORTGAGE LOANS                                                   2
 LOAN PURPOSE                                                     Acquisition
 SPONSOR                           Education Realty Operating Partnership, LP
 OWNERSHIP INTEREST                                                Fee Simple
 MORTGAGE RATE                                                        5.4800%
 MATURITY DATE                                                   July 7, 2009
 AMORTIZATION TYPE                                         Partial IO/Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                     60/360
 REMAINING TERM / REMAINING AMORTIZATION TERM                          49/360
 LOCKBOX                                                        In-Place Hard

 UP-FRONT RESERVES
   TAX / INSURANCE                                                     Yes/No
   REPLACEMENT(1)                                                     $14,719

 ONGOING MONTHLY RESERVES
   TAX / INSURANCE(2)                                                  Yes/No
   REPLACEMENT(3)                                                     $14,719

 ADDITIONAL FINANCING                                                      No

 CUT-OFF DATE PRINCIPAL BALANCE                                   $33,900,000
 CUT-OFF DATE PRINCIPAL BALANCE/UNIT                                  $67,396
 CUT-OFF DATE LTV RATIO                                                68.07%
 MATURITY DATE LTV RATIO                                               65.33%
 UW NCF DSCR                                                            1.36x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)  The $14,719 of up-front replacement reserves consists of $7,042 and $7,677, for the respective properties, Jefferson Commons -- University of Missouri and Jefferson Commons -- Texas Tech.

(2)  The $36,752 of ongoing monthly tax reserves consists of $13,165 and
     $23,587, for the respective properties, Jefferson Commons -- University of
     Missouri and Jefferson Commons -- Texas Tech.

(3)  The $14,719 of ongoing monthly replacement reserves consists of $7,042 and
     $7,677, for the respective properties, Jefferson Commons -- University of
     Missouri and Jefferson Commons -- Texas Tech.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             2
 LOCATION                                                             Various
 PROPERTY TYPE                                    Multfamily, Student Housing
 SIZE (UNITS)                                                             503
 OCCUPANCY % AS OF JANUARY 21, 2005                                     95.7%
 YEAR BUILT / YEAR RENOVATED                                  1998 & 2001/NAP
 APPRAISED VALUE                                                  $49,800,000
 PROPERTY MANAGEMENT                             Education Realty Trust, Inc.
 UW ECONOMIC OCCUPANCY %                                                92.6%
 UW REVENUES                                                       $6,183,289
 UW EXPENSES                                                       $2,865,073
 UW NET OPERATING INCOME (NOI)                                     $3,318,216
 UW NET CASH FLOW (NCF)                                            $3,141,591
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 66

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 EDR PORTFOLIO I
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------------
                              EDR PORTFOLIO I SUMMARY
--------------------------------------------------------------------------------------
                                               CUT-OFF
                                                DATE       LOAN TERM   YEAR BUILT /
       PROPERTY NAME          CITY, STATE      BALANCE       (MOS)       RENOVATED
--------------------------------------------------------------------------------------

 Jefferson Commons --
   University of Missouri   Columbia, MO    $19,400,000       60      2001 / NAP
 Jefferson Commons --
   Texas Tech               Lubbock, TX     $14,500,000       60      1998 / NAP
                                            -----------
 TOTAL/WTD. AVG.                            $33,900,000
                                            ===========
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                        CUT-OFF
                                          DATE                                    APPRAISED
                             TOTAL      BALANCE                    APPRAISED        VALUE
       PROPERTY NAME         UNITS      PER UNIT     OCCUPANCY       VALUE         PER UNIT
----------------------------------------------------------------------------------------------

 Jefferson Commons --
   University of Missouri   260       $ 74,615.38       99.1%    $25,900,000     $ 99,615.38
 Jefferson Commons --
   Texas Tech               243       $ 59,670.78       92.0%    $23,900,000     $ 98,353.91
                            ---                                  -----------
 TOTAL/WTD. AVG.            503       $ 67,395.63       95.7%    $49,800,000     $ 99,005.96
                            ===                                  ===========
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------------------------
                                          EDR PORTFOLIO I UNDERWRITING SUMMARY
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    U/W DSCR   U/W DSCR
       PROPERTY NAME         U/W OCC %   U/W REVENUES   U/W EXPENSES     U/W NOI       U/W NCF       ON NOI     ON NCF
--------------------------------------------------------------------------------------------------------------------------

 Jefferson Commons --
   University of Missouri       95.0%     $3,148,355     $1,257,117    $1,891,238    $1,806,738       1.44x       1.36x
 Jefferson Commons --
   Texas Tech                   90.0%     $3,034,934     $1,607,956    $1,426,978    $1,334,853       1.44x       1.36x
                                          ----------     ----------    ----------    ----------
 TOTAL/WTD. AVG.                92.6%     $6,183,289     $2,865,073    $3,318,216    $3,141,591       1.44X       1.36X
                                          ==========     ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------
                             JEFFERSON COMMONS -- UNIVERSITY OF MISSOURI
---------------------------------------------------------------------------------------------------------
                                                       APPROXIMATE NET
                      NUMBER OF       APPROXIMATE       RENTABLE AREA        % OF NET       AVERAGE IN
     UNIT TYPE          UNITS       UNIT SIZE (SF)          (SF)          RENTABLE AREA     PLACE RENT
---------------------------------------------------------------------------------------------------------

 Studios                  48               400              19,200              8.8%          $  537
 1-BR                     36               477              17,172              7.8%          $  596
 2-BR                     36               759              27,324             12.5%          $  899
 3-BR                     40               988              39,520             18.1%          $1,176
 4-BR +                  100             1,157             115,700             52.9%          $1,369
                         ---             -----             -------            -----           ------
 TOTAL/WTD. AVG.         260               842             218,916            100.0%          $1,014
                         ===             =====             =======            =====           ======
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------
                                   JEFFERSON COMMONS -- TEXAS TECH
---------------------------------------------------------------------------------------------------------
                                                       APPROXIMATE NET
                      NUMBER OF       APPROXIMATE       RENTABLE AREA        % OF NET       AVERAGE IN
     UNIT TYPE          UNITS       UNIT SIZE (SF)          (SF)          RENTABLE AREA     PLACE RENT
---------------------------------------------------------------------------------------------------------

 Studios                   0              NAP                NAP               NAP             NAP
 1-BR                     23               457              10,521              4.5%          $  663
 2-BR                     59               764              45,088             19.2%          $  814
 3-BR                     48               954              45,792             19.5%          $  949
 4-BR +                  113             1,181             133,452             56.8%          $1,100
                         ---             -----             -------            -----           ------
 TOTAL/WTD. AVG.         243               966             234,853            100.0%          $  959
                         ===             =====             =======            =====           ======
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 67

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                 EDR PORTFOLIO I
--------------------------------------------------------------------------------

o    THE LOANS. The two subject mortgage loans (the "EDR Portfolio I Loans") are collectively secured by first mortgages encumbering two multifamily student-housing properties located in Columbia, Missouri, and Lubbock,
     Texas (the "EDR Portfolio I Properties"). The EDR Portfolio I Loans
     represent approximately 2.4% of the initial mortgage pool balance. The EDR
     Portfolio I Loans were originated on June 30, 2004 and have an aggregate principal balance as of the cut-off date of $33,900,000. The EDR Portfolio
     I Loans are cross-collateralized and cross-defaulted with each other. Each of the EDR Portfolio I Loans provides for interest-only payments for the first 24 months of their respective terms, and thereafter, fixed monthly payments of principal and interest.

     The EDR Portfolio I Loans have a remaining term of 49 months and mature on
     July 7, 2009. The EDR Portfolio I Loans may be prepaid on or after April 7,
     2009, and permit defeasance with United States government obligations beginning 2 years after the issue date for the series 2005-C3 certificates.

o    THE BORROWERS. The borrowers are EDR Columbia Limited Partnership and EDR
     Lubbock Limited Partnership, each a special purpose entity. A non-consolidation opinion was delivered in connection with the assumption and/or reaffirmation of each of the EDR Portfolio I Loans by the current borrowers in January, 2005. The sponsor of the borrowers is Education
     Realty Operating Partnership, LP. Education Realty Trust, Inc. (NYSE: EDR)
     is a self-managed and self-advised real estate investment trust ("EDR"), organized to own, acquire, manage and selectively develop student housing communities located near university campuses. EDR manages its own properties, which consists of 21 student-housing communities in 15 states containing 15,829 beds in 5,070 apartment units at 18 universities. In addition, EDR provides third-party management services for 16 student housing communities located in 10 states containing 9,030 beds in 2,962 apartment units at 12 universities. EDR is one of the largest private-sector owners and operators of off-campus student housing in the
     United States.

o    THE PROPERTIES. The EDR Portfolio I Properties consist of two multifamily student-housing properties. As of January 21, 2005, the weighted average occupancy rate for the EDR Portfolio I Properties was approximately 95.7%.
     Both EDR Portfolio I Properties include such amenities as a swimming pool, fitness center, a basketball court, management office/clubhouse, and a business center for the students. Additional amenities include central air-conditioning and heating and covered parking available for monthly rentals at the Jefferson Commons -- University of Missouri property, and one tennis court, sand volleyball court, and gas BBQ grills at the
     Jefferson Commons -- Texas Tech property.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are collected by the property manager and deposited into a lender designated lock box account, and transferred to a lender-controlled cash management account. Provided no event of default exists under the loan documents, excess cash flow, after funding of current debt service and reserve deposits, is disbursed to or at the direction of the borrower.

o    MANAGEMENT. Education Realty Trust, Inc. is the property manager for the
     EDR Portfolio I Properties. The property manager is affiliated with the borrowers.

o    RELEASE OF CROSS-COLLATERALIZATION. In connection with a full defeasance of one EDR Portfolio I Loan, the mortgaged property primarily securing such fully defeased loan shall be released from the effects of the cross collateralization and cross-default and shall no longer secure either of the EDR Portfolio I Loans if (i) no event of default exists, (ii) the remaining mortgaged property meets certain debt service coverage ratios and loan to value ratio tests, and (iii) the remaining undefeased EDR Portfolio
     I Loan is partially defeased by an amount equal to 10% of the original principal balance of the fully defeased EDR Portfolio I Loan.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 68

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 69

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                          THE PLAZA AT HUNTINGTON BEACH
-------------------------------------------------------------------------------

            [TWO PICTURES OF THE PLAZA AT HUNTINGTON BEACH OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 70

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                          THE PLAZA AT HUNTINGTON BEACH
-------------------------------------------------------------------------------

         [MAP SHOWING LOCATION OF THE PLAZA AT HUNTINGTON BEACH OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 71

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                          THE PLAZA AT HUNTINGTON BEACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                    IXIS
 CUT-OFF DATE PRINCIPAL BALANCE                                   $33,500,000
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                             2.3%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                       Refinance
 SPONSOR                                                     Joseph Daneshgar
 OWNERSHIP INTEREST                                                Fee Simple
 MORTGAGE RATE                                                        5.4090%
 MATURITY DATE                                                  March 5, 2015
 AMORTIZATION TYPE                                         Partial IO/Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                    120/336
 REMAINING TERM / REMAINING AMORTIZATION TERM                         117/336
 LOCKBOX                                                       Springing Hard
 UP-FRONT RESERVES
   TAX / INSURANCE                                                    Yes/Yes
   OCCUPANCY(1)                                                    $1,500,000
   ENVIRONMENTAL                                                       $3,125
   CAPEX                                                              $60,374
   STARBUCKS RENT(2)                                               $2,000,000
   STARBUCKS TENANT IMPROVEMENT                                      $184,450
   COUNTRYWIDE TENANT IMPROVEMENT                                     $19,968
   CORELAND LEASING COMMISSION                                        $32,029
 ONGOING MONTHLY RESERVES
   TAX / INSURANCE                                                    Yes/Yes
   REPLACEMENT                                                         $3,671
   TI/LC                                                              $25,000

 ADDITIONAL FINANCING                                                      No
 CUT-OFF DATE PRINCIPAL BALANCE                                   $33,500,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                       $122
 CUT-OFF DATE LTV RATIO                                                68.51%
 MATURITY DATE LTV RATIO                                               58.55%
 UW NCF DSCR                                                            1.31x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)  At closing the borrower deposited $1,500,000 into a lender controlled account to be held as additional collateral for the loan until such funds are disbursed. The funds on deposit in such account may be disbursed in a one time payment upon the satisfaction of the following conditions: (i) no event of default has occurred or is continuing, (ii) the borrower has submitted a written request for disbursement, accompanied by a then-current rent roll for the 200,093 square foot office portion of the Plaza Property which shows that 80% of the total square footage of such office portion is currently occupied by tenants paying rent under leases that are not in default and (iii) the underwritten debt service coverage ratio for the
     Plaza Property is equal to or greater than .90:1.

(2)  At closing the borrower deposited $2,000,000 into a lender controlled account to be held as additional collateral for the loan until Starbucks took occupancy, commenced paying rent and submitted all additional documentation required under the loan documents. On February 24, 2005, all conditions of the disbursement were met and the full amount of the reserve was disbursed to the borrower.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                Huntington Beach, CA
 PROPERTY TYPE                                               Office, Suburban
 SIZE (SF)                                                            275,341
 OCCUPANCY % AS OF MARCH 31, 2005                                       83.6%
 YEAR BUILT / YEAR RENOVATED                                         1985/NAP
 APPRAISED VALUE                                                  $48,900,000
 PROPERTY MANAGEMENT                            Sunrise Real Estate Group LLC
 UW ECONOMIC OCCUPANCY %                                                82.6%
 UW REVENUES                                                       $5,481,192
 UW EXPENSES                                                       $2,158,242
 UW NET OPERATING INCOME (NOI)                                     $3,322,950
 UW NET CASH FLOW (NCF)                                            $3,053,063
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 72

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                          THE PLAZA AT HUNTINGTON BEACH
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                    TENANT SUMMARY
----------------------------------------------------------------------------------------------
                                                                              % OF NET
                                               RATINGS         NET RENTABLE   RENTABLE
              TENANT NAME               FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA
----------------------------------------------------------------------------------------------

 Holiday Spa Health Clubs dba Bally's
  Total Fitness                              NR/Caa1/CCC           42,434        15.4%
 Premier Office Centers, LLC                  NR/NR/NR             15,162         5.5%
 Savin Corporation                            NR/NR/NR             11,426         4.1%
 Starbucks Corporation                        NR/NR/NR             10,850         3.9%
 Declues & Burkett                            NR/NR/NR              7,974         2.9%
                                                                   ------       -----
 Top 5 Tenants                                                     87,846        31.9%

 Non-major Tenants                                                142,231        51.7%

 Vacant Space                                                      45,264        16.4%
                                                                  -------       -----

 COLLATERAL TOTAL                                                 275,341       100.0%
                                                                  =======       =====
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                   % OF
                                                                  ACTUAL    DATE OF LEASE
              TENANT NAME               RENT PSF   ACTUAL RENT     RENT      EXPIRATION
----------------------------------------------------------------------------------------------

 Holiday Spa Health Clubs dba Bally's
  Total Fitness                        $ 12.86     $  545,490       11.7%      1/31/06
 Premier Office Centers, LLC           $ 21.24     $  322,041        6.9%     10/31/07
 Savin Corporation                     $ 21.60     $  246,802        5.3%      4/30/06
 Starbucks Corporation                 $ 19.20     $  208,320        4.5%     10/31/09
 Declues & Burkett                     $ 21.00     $  167,454        3.6%      4/30/10
                                       -------     ----------       ----
 Top 5 Tenants                         $ 16.96     $1,490,106       32.0%

 Non-major Tenants                     $ 22.24     $3,163,317       68.0%

 Vacant Space

 COLLATERAL TOTAL
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


(1)  Certain credit ratings are those of the parent company whether or not the parent company guarantees the lease.



--------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
--------------------------------------------------------------------------------------------------------------------------

    2005          19            $ 19.11         40,398        14.7%         14.7%           16.6%             16.6%
    2006          19            $ 18.32         91,127        33.1%         47.8%           35.9%             52.5%
    2007          14            $ 21.45         40,044        14.5%         62.3%           18.5%             70.9%
    2008           9            $ 21.50         14,989         5.4%         67.8%            6.9%             77.8%
    2009           4            $ 20.67         22,028         8.0%         75.8%            9.8%             87.6%
    2010           3            $ 21.77         14,156         5.1%         80.9%            6.6%             94.3%
    2011           0            $  0.00              0         0.0%         80.9%            0.0%             94.3%
    2012           0            $  0.00              0         0.0%         80.9%            0.0%             94.3%
    2013           1            $ 21.60            900         0.3%         81.2%            0.4%             94.7%
    2014           2            $ 38.52          6,435         2.3%         83.6%            5.3%            100.0%
    2015           0            $  0.00              0         0.0%          0.0%            0.0%            100.0%
                  --                            ------        ----                         -----
   TOTALS         71                           230,077        83.6%                        100.0%
                                               =======        ====                         =====
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 73

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--------------------------------------------------------------------------------
                          THE PLAZA AT HUNTINGTON BEACH
--------------------------------------------------------------------------------

o    THE LOAN. The mortgage loan ("The Plaza Loan") is secured by a first mortgage encumbering an office building and the adjacent retail located in
     Huntington Beach, California ("The Plaza Property"). The Plaza Loan
     represents approximately 2.3% of the initial mortgage pool balance. The
     Plaza Loan was originated on February 10, 2005 and has a principal balance as of the cut-off date of $33,500,000. The Plaza Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Plaza Loan has a remaining term of 117 months and matures on March 5,
     2015. The Plaza Loan may be prepaid on or after October 5, 2014 and permits defeasance with United States government obligations beginning two years after the issue date for the series 2005-C3 certificates.

o    THE BORROWER. The borrower is First Huntington Capital, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Plaza Loan. The key principal of the borrower is Joseph Daneshgar, who is the president of the borrower's general partner, First Huntington Capital, Inc., from 1976-1986, he served as Vice President and a director of Property Management
     Diversified Development, Inc., a large private real estate partnership. As
     General Partner of 3D Investments, Mr. Daneshgar has been responsible for the acquisition and disposition of more than 120 real estate projects having an aggregate value in excess of one billion dollars. Since 1976, 3D
     Investments' founders have been purchasing, rehabilitating, managing, and constructing real estate projects. They have created a portfolio of commercial and residential properties throughout California, Arizona, Utah,
     Texas, and South Carolina.

o    THE PROPERTY. The Plaza Property is a 275,341 square foot office and retail complex situated on approximately 6.74 acres. The Plaza Property was constructed in 1985. The Plaza Property is located in Huntington Beach,
     California within the Orange County West submarket. As of March 31, 2005, the occupancy rate for The Plaza Property was approximately 83.6%.

     The largest tenant is Holiday Spa Health Clubs dba Bally's Total Fitness
     ("Bally's") occupying approximately 42,434 square feet, or approximately
     15.4% of the net rentable area. The Bally's lease expires in January 2006.
     Bally's Total Fitness is the largest, and only nationwide, commercial operator of fitness centers, with approximately four million members and nearly 420 facilities located in 29 states, Canada, Asia and the Caribbean.
     Operating under the popular brands Bally Total Fitness, Crunch Fitness,
     Sports Clubs of Canada, Pinnacle Fitness, Bally Sports Clubs, and Gorilla
     Sports, the company enjoys more than 150 million annual visits by members to its facilities. The second largest tenant is Premier Office Centers, LLC
     ("Premier"), occupying approximately 15,162 square feet, or approximately
     5.5% of the net rentable area (per rent roll). The Premier lease expires in
     October 2007. Premier Business Centers was founded in 2002, but has staff and locations that have been servicing executives since 1990. The third largest tenant is Savin Corporation ("Savin"), occupying approximately
     11,426 square feet, or approximately 4.1% of the net rentable area. The
     Savin lease expires in April 2006. A subsidiary of Ricoh Corporation, Savin provides color and black and white printers, copiers, and facsimile machines. Other products include multi-function devices (print, copy, scan, and fax), as well as document management software, shredders, wide-format printers, paper, and related parts and supplies. It also offers software and hardware for managing document equipment over networks. The company serves corporate, education, and government customers in the US. Ricoh
     Corporation, which acquired Savin in 1995, represents Japanese printing and imaging giant Ricoh Company in the Americas.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited by the borrower or property manager into a mortgagee designated lock box account. At any time during the term of The Plaza Loan there is a Cash Management Period, tenants shall be directed to deposit their rents directly into the lock box account, and funds from such account will be swept into a deposit account. A "Cash Management Period" shall commence upon lender giving notice to the clearing bank of the occurrence of any of the following: (i) a default or an event of default, (ii) the finding by lender that less than ninety-five percent (95%) of the rents have been deposited into the clearing account for any calendar month or
     (iii) the failure by borrower, after the end of a calendar quarter, to maintain the debt service coverage ratio of at least 1.05:1. Such Cash
     Management Period will end if for twelve consecutive months since the commencement of the existing Cash Management Period (i) no default has occurred under the loan documents, (ii) no event that would trigger another
     Cash Management Period has occurred, and (iii) the debt service coverage ratio is at least equal to 1.10:1, as applicable.

o    MANAGEMENT. Sunrise Real Estate Group LLC is the property manager for The
     Plaza Property. Sunrise Management, an affiliate of Sunrise Real Estate
     Group, LLC, is a full service commercial real estate management company specializing in the management of office buildings, shopping centers, and apartment buildings. The company presently manages 900,000 square feet of retail, office, and multi-family residential property in the Los Angeles metropolitan area.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 74

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                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 75

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--------------------------------------------------------------------------------
                                   ALAMO PLAZA
-------------------------------------------------------------------------------

                      [TWO PICTURES OF ALAMO PLAZA OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 76

                         PRELIMINARY - SUBJECT TO CHANGE
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                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                   ALAMO PLAZA
-------------------------------------------------------------------------------

                 [MAP SHOWING LOCATION OF ALAMO PLAZA OMITTED]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 77

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                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                   ALAMO PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                     CGM
 CUT-OFF DATE PRINCIPAL BALANCE                                   $31,500,000
 PERCENTAGE OF INITIAL MORTGAGE POOL BALANCE                             2.2%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                     Acquisition
 SPONSOR                 Robert M. Behringer, Behringer Harvard Holdings, LLC
 OWNERSHIP INTEREST                                                Fee Simple
 MORTGAGE RATE                                                        5.3950%
 MATURITY DATE                                                 March 11, 2015
 AMORTIZATION TYPE                                         Partial IO/Balloon
 ORIGINAL TERM / AMORTIZATION TERM                                    120/360
 REMAINING TERM / REMAINING AMORTIZATION TERM                         117/360
 LOCKBOX                                                        In-Place Hard

 UP-FRONT RESERVES
  TAX / INSURANCE                                                     Yes/Yes
  TI/LC(1)                                                         $4,225,890
 ONGOING MONTHLY RESERVES
  TAX / INSURANCE                                                     Yes/Yes
  REPLACEMENT                                                          $3,186
  TI/LC(2)                                                             $8,333

 ADDITIONAL FINANCING                                                      No

 CUT-OFF DATE PRINCIPAL BALANCE                                   $31,500,000
 CUT-OFF DATE PRINCIPAL BALANCE/SF                                       $165
 CUT-OFF DATE LTV RATIO                                                75.00%
 MATURITY DATE LTV RATIO                                               69.58%
 UW NCF DSCR                                                            1.23x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1)  At closing, borrower deposited $4,192,571 for general tenant improvements and leasing commissions. In addition, at closing, borrower deposited
     $33,319 for tenant improvements ("Preeo Funds"), in relation to costs incurred by borrower for completing tenant improvements on the Preeo
     Silverman Gree & Egle. P.C. space (as stated in the Preeo Lease). This deposit will be released upon completion of tenant improvements (as provided for in the Preeo Lease) and upon receipt of a clean estoppel.

(2)  On the payment date occurring on April 11, 2010, and each payment date thereafter, borrower shall deposit a monthly amount of $8,333.34 into the
     TI/LC reserve.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                          Denver, CO
 PROPERTY TYPE                                                    Office, CBD
 SIZE (SF)                                                            191,151
 OCCUPANCY % AS OF FEBRUARY 15, 2005                                    87.0%
 YEAR BUILT / YEAR RENOVATED                                        1981/2004
 APPRAISED VALUE                                                  $42,000,000
 PROPERTY MANAGEMENT             Behringer Harvard TIC Management Services LP
 UW ECONOMIC OCCUPANCY %                                                87.3%
 UW REVENUES                                                       $4,521,720
 UW EXPENSES                                                       $1,750,878
 UW NET OPERATING INCOME (NOI)                                     $2,770,843
 UW NET CASH FLOW (NCF)                                            $2,602,513
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 78

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--------------------------------------------------------------------------------
                                   ALAMO PLAZA
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                TENANT SUMMARY
--------------------------------------------------------------------------------
                                                                      % OF NET
                                       RATINGS         NET RENTABLE   RENTABLE
          TENANT NAME           FITCH/MOODY'S/S&P(1)     AREA (SF)      AREA
--------------------------------------------------------------------------------

 Evergreen Resources, Inc.           NR/Baa3/NR            39,632        20.7%
 Invesco Private Capital            BBB+/A2/BBB+           13,211         6.9%
 J. Walter Thompson USA             BBB/Baa2/BBB+          13,036         6.8%
 Veritas Software Global LLC          NR/NR/BB+            12,181         6.4%
 Brozena & Schaller                   NR/NR/NR              9,232         4.8%
                                                           ------       -----
 Top 5 Tenants                                             87,292        45.7%

 Non-major Tenants                                         79,063        41.4%

 Vacant Space                                              24,796        13.0%
                                                           ------       -----

 COLLATERAL TOTAL                                         191,151       100.0%
                                                          =======       =====
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           % OF
                                                          ACTUAL    DATE OF LEASE
          TENANT NAME           RENT PSF   ACTUAL RENT     RENT      EXPIRATION
--------------------------------------------------------------------------------

 Evergreen Resources, Inc.     $ 23.14     $  917,280       24.6%      4/30/08
 Invesco Private Capital       $ 26.14     $  345,351        9.3%      4/20/06
 J. Walter Thompson USA        $ 23.25     $  303,087        8.1%      7/14/08
 Veritas Software Global LLC   $ 16.25     $  197,941        5.3%     12/31/09
 Brozena & Schaller            $ 25.94     $  239,444        6.4%      8/31/05
                               -------     ----------       ----
 Top 5 Tenants                 $ 22.95     $2,003,103       53.7%

 Non-major Tenants             $ 21.89     $1,730,318       46.3%

 Vacant Space

 COLLATERAL TOTAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(1)  Certain credit ratings are those of the parent company or not the parent company guarantees the lease.



----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------------------------------------------
                           WTD. AVG. IN PLACE
             # OF LEASES     BASE RENT PSF     TOTAL SF   % OF TOTAL    CUMULATIVE %   % OF IN PLACE   CUMULATIVE % OF IN
    YEAR       ROLLING          ROLLING         ROLLING   SF ROLLING   OF SF ROLLING    RENT ROLLING   PLACE RENT ROLLING
----------------------------------------------------------------------------------------------------------------------------

    2005           7            $ 23.95         30,890        16.2%        16.2%            19.8%             19.8%
    2006           3            $ 24.71         20,202        10.6%        26.7%            13.4%             33.2%
    2007           4            $ 20.99         17,363         9.1%        35.8%             9.8%             42.9%
    2008           6            $ 23.12         71,727        37.5%        73.3%            44.4%             87.4%
    2009           4            $ 17.61         22,198        11.6%        84.9%            10.5%             97.8%
    2010           2            $ 20.23          3,975         2.1%        87.0%             2.2%            100.0%
    2011           0            $  0.00              0         0.0%        87.0%             0.0%            100.0%
    2012           0            $  0.00              0         0.0%        87.0%             0.0%            100.0%
    2013           0            $  0.00              0         0.0%        87.0%             0.0%            100.0%
    2014           0            $  0.00              0         0.0%        87.0%             0.0%            100.0%
    2015           0            $  0.00              0         0.0%        87.0%             0.0%            100.0%
                  --                           -------        ----                         -----
   TOTALS         26                           166,355        87.0%                        100.0%
                                               =======        ====                         =====
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 79

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                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                   ALAMO PLAZA
--------------------------------------------------------------------------------

o    THE LOAN. The subject mortgage loan (the "Alamo Plaza Loan") is secured by a first mortgage encumbering an office building located in Denver, Colorado
     (the "Alamo Plaza Property"). The Alamo Plaza Loan represents approximately
     2.2% of the initial mortgage pool balance. The Alamo Plaza Loan was originated on February 24, 2005 and has a principal balance as of the cut-off date of $31,500,000. The Alamo Plaza Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Alamo Plaza Loan has a remaining term of 117 months and matures on
     March 11, 2015. The Alamo Plaza Loan may be prepaid on or after December
     11, 2014 and permits defeasance with United States government obligations beginning 2 years after the issue date for the series 2005--C3 certificates.

o    THE BORROWERS. The borrowers are a group of limited liability companies, each a special purpose entity, which each hold an undivided interest in the
     Alamo Plaza Property as tenants in common (each a "TIC" and collectively the "Alamo Plaza Borrowers"), of which one TIC is Behringer Harvard Alamo
     H, LLC ("Alamo H"), an affiliate of one or more of Robert M. Behringer,
     Behringer Harvard Holdings, LLC, and Behringer Harvard REIT I, Inc. (the
     "Sponsors"). Legal counsel to the Alamo Plaza Borrowers delivered a non-consolidation opinion in connection with the origination of the Alamo
     Plaza Loan. Each TIC holds its undivided tenant in common interest in the
     Alamo Plaza Property subject to a tenant in common agreement among all of the TICs and a property management agreement with the property manager, which is an affiliate of one or more of the Sponsors. The mortgage loan documents permit, subject to the conditions and requirements thereof, transfers of additional tenant in common interests in the Alamo Plaza
     Property to additional TICs, or transfers by existing TICs of their respective TIC interests, provided that each TIC assumes the Alamo Plaza
     Loan, on a joint and several basis (subject to the limited recourse provisions of the loan documents). In addition, affiliates of one or more of the following entities are required under the related mortgage loan documents to hold at least a 20% tenant in common interest in the Alamo
     Plaza Property: Alamo H, Behringer Harvard Holdings, LLC, Behringer Harvard
     Short-Term Opportunity Funds I, L.P., Behringer Harvard Mid-Term Value
     Enhancement Fund I, L.P., BH Operating Partnership I LP, a Texas limited partnership and/or Behringer Harvard REIT I, Inc. The Sponsors promoted the acquisition of the Alamo Plaza Property and the acquisition by the TICs of tenant in common interests in the Alamo Plaza Property. Robert M. Behringer is Chairman of the Board of Directors and Chief Executive Officer of
     Behringer Harvard REIT I and General Partner of Behringer Harvard
     Short-Term Fund I and Behringer Harvard Mid-Term Fund I. He is also the majority owner, sole manager, Chief Executive Officer and President of
     Behringer Harvard Holdings, the parent corporation of Behringer Harvard
     Funds. Behringer Harvard Funds evolved from the combination of two predecessor companies: Behringer Partners and Harvard Property Trust, Inc.
     These enterprises have sponsored private real estate limited partnerships and private REIT investments since 1989. The company's management has experience in all facets of commercial real estate investment and management in over 24 million square feet of office, retail, industrial, apartment, hotel, and recreational properties.

o    THE PROPERTY. The Alamo Plaza Property is an approximately 191,151 square foot office building situated on approximately 1.15 acres. The Alamo Plaza
     Property was constructed in 1981 and renovated in 2004. The Alamo Plaza
     Property is located in Denver, Colorado, within the Denver, Colorado metropolitan statistical area. As of February 15, 2005, the occupancy rate for the Alamo Plaza Property was approximately 87.0%.

     The largest tenant is Evergreen Resources, Inc. ("Evergreen") occupying approximately 39,632 square feet, or approximately 20.7% of the net rentable area. Evergreen's principal activity is to explore, develop, produce, operate and acquire oil and gas properties. In late 2004,
     Evergreen Resources, Inc. completed a merger in which Evergreen became a wholly-owned subsidiary of Pioneer Natural Resources Company (NYSE: PXD).
     Pioneer is an independent oil and gas exploration company headquartered in
     Irving, Texas. The Evergreen-Pioneer merger expands Pioneer's core asset base of oil reserves and creates a new core area with Evergreen's long-lived natural gas reserves in North America. The Evergreen lease expires in April 2008. As of May 2005, Evergreen was rated "Baa3" by
     Moody's. The second largest tenant is Invesco Private Capital ("Invesco")
     occupying approximately 13,211 square feet, or approximately 6.9% of the net rentable area. Invesco is a subsidiary of Amvescap PLC ("Amvescap"), which is an independent global investment manager, publicly traded in
     London (Headquarters), New York (NYSE: AVZ), Paris, Toronto and Frankfurt.
     Operating principally through the AIM, Invesco, and Atlantic Trust brands,
     Amvescap provides a full range of domestic, international and global investment products. The Invesco lease expires in April 2006. As of May
     2005, Amvescap PLC was rated "BBB+" by Fitch, "A2" by Moody's, and "BBB+"
     by S&P. The third largest

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 80

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                                  CGCMT 2005-C3

--------------------------------------------------------------------------------
                                   ALAMO PLAZA
--------------------------------------------------------------------------------

     tenant is J. Walter Thompson USA, ("JWT") occupying approximately 13,036 square feet, or approximately 6.8% of the net rentable area. JWT is the one of the oldest advertising agencies, with its origins in 1864. JWT is a member of WPP Group plc ("WPP"), which purchased the advertising agency in
     1987. WPP, a London-based company, is one of the world's largest communications services groups and advertising and media services conglomerate. The JWT lease expires in July 2008. As of May 2005, WPP was rated "BBB" by Fitch, "Baa2" by Moody's, and "BBB+" by S&P.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a lender designated lock box account, and transferred to a lender-controlled cash management account. Provided no event of default exists under the loan documents, excess cash flow, after funding of current debt service and reserve deposits, is disbursed to or at the direction of the borrower, unless a periodically measured debt service coverage ratio (based upon actual debt service, assuming however that the loan amortization period has commenced) falls below 1.10:1, in which event excess cash flow, after funding of operating expenses, is held by the lender as additional collateral for the loan and disbursed to or at the direction of the borrower if and when such debt service coverage ratio again achieves 1.10:1.

o    MANAGEMENT. Behringer Harvard TIC Management Services LP, an affiliate of one or more of the Sponsors, is the property manager for the Alamo Plaza
     Property. Behringer Harvard TIC Management Services LP is subcontracting with Trammel Crow for day-to-day management and leasing. Founded in 1948,
     Trammell Crow Company is one of the largest diversified commercial real estate services companies in the United States.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL
PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 81

                         PRELIMINARY - SUBJECT TO CHANGE
                      STRUCTURAL AND COLLATERAL TERM SHEET
                                  CGCMT 2005-C3

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY
SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION
PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY
FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO
YOU.

THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A BASIS SOLELY FOR THE
PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION
CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY
OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE
APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY
ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL
OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE
SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON
INFORMATION THAT WE CONSIDER RELIABLE. BY ACCEPTING THIS MATERIAL THE RECIPIENT
AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON.
THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS
REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO
UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH
ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH
ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON
FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS,
PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR
ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS
IN, AND BUY AND SELL, THE SECURITIES MENTIONED HEREIN OR DERIVATIVES THEREOF
(INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND
NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE
PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE
PREPARATION OF THESE MATERIALS.
                                    Page 82